[LOGO]

WEALTH BUILDING OPPORTUNITY

Ohio National
Fund, Inc.


                                                        Semi-Annual Report
                                                        ------------------------
                                                        JUNE 30, 2002


                                                        Ohio National Fund, Inc.


[LOGO]

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

The past six months have been filled with recovery unfulfilled and fresh scandal unveiled. Economic news has been mixed and the long-awaited recovery may be slower than expected. The equity markets have taken it on the chin again, and the bond markets are experiencing low interest rates and a flight to quality.

The Economy

The economy continues to improve, although there are mixed signals as to the exact form the economic recovery will take. On the positive side, consumer spending remains strong, partially due to the continued refinancing of mortgages. Job growth has been flat with unemployment continuing to hover at around 6.0 percent, but productivity continues to rise. Increased productivity, and the first increase in business spending on equipment since 2000, led to a
6.1 percent annual expansion of Gross Domestic Product (GDP) in the first quarter, the fastest in more than two years.

However, corporate retrenchment and layoff announcements continue, and there is no current sign that companies will begin to build inventories. Thus, the consumer is still the mainstay of the U.S. economic recovery.

Equity Markets

The S&P 500 Index(R) (a broad measure of the U.S. stock market) finished the first quarter up slightly after positive economic news started a March rally. The second quarter results did not fare as well. April brought a decline of slightly more than 6 percent. Although the market stabilized in May, in June we saw a fresh wave of negative returns, and the index finished down over 7 percent. Year-to-date the index is down more than 13 percent.

Several factors are currently at work to slow the equity markets. First, although the economy is growing, there are reasons, as outlined above, to be suspicious of how strong this growth is and whether it can be maintained. Second, and equally important, is that investor confidence continues to sink.

The corporate scandals that started with KMart, Global Crossing and Enron have expanded to include IBM, Xerox and WorldCom. Questionable leadership and accounting practices have damaged investor trust in the financial information produced by companies and their auditors. This lack of trust has resulted in brutal reductions in share price whenever a hint of impropriety about a company becomes public.

A Variety of Outlooks on Recovery

As always, there are many opinions and predictions about the direction the market will take. Some economists believe that two factors -- a slow and fragile recovery and corporate mistrust -- have caused many to suggest that results in the near future will resemble the sideways market of the mid- to late 1970s, the period which followed the last major bear market.

However, other economists suggest that this is not the case, because the three major factors that influenced the stagflation of the 1970s -- oil prices, corporate earnings and spiking interest rates -- are not present. First, while oil prices have risen dramatically since 1999, this is due to the OPEC cartel's willingness to slow production, not to any real imbalance between supply and demand. Excess capacity is beginning to flow from Russia to Oman and should provide long-term relief and alleviate concerns about rising energy prices.

Second, corporate earnings, while still suspect by many investors, could actually be rising significantly. The accounting rule already in place which forces companies to write down goodwill more quickly than in the past is, in some cases, resulting in "stealth earnings", where companies' bottom lines are actually improving even though reported earnings could be lower than previous years' earnings. Further proof is offered by the Commerce Department's production numbers, which are based on corporate tax returns. These numbers show that earnings rose nearly 18 percent in the fourth quarter of 2001.

Finally, it is unlikely that the country will experience the spike in interest rates that occurred during the 1970s. Currently, rates are near 40-year lows for both the Federal Funds rate and for Treasury Notes. The Federal Reserve Board has indicated that it wants to see solid evidence of recovery before raising rates.

Ohio National Fund

As in the prior six-month period, growth-oriented portfolios were hit hard, especially during June. The primary difference between the last six months and the previous six-month period was the concurrent collapse of value stocks during the last month of the period.

However, several Ohio National Fund portfolios held up well when compared to their peer groups and benchmarks. The Blue Chip Portfolio in the large-cap value sector, the Aggressive Growth Portfolio in the large-cap growth sector, the International Small Company Portfolio in the foreign sector and the Bond Portfolio in the fixed income arena have all done well compared to other funds with similar investment goals.

Finally, I'd like to introduce you to our two newest portfolios, the Bristol Portfolio and the Bryton Growth Portfolio. They are managed by the most recent addition to the Ohio National family, Suffolk Capital Management, LLC. Suffolk is an institutional money management firm with a well-known reputation for both large-cap and small-cap investing. The inception date for these portfolios is May 1, 2002, and we believe that they offer you yet another opportunity for investment with a quality money management firm.

More information about these portfolios is provided in the enclosed updated prospectus materials.

Looking ahead, we are encouraged about the signs of recovery that the U.S. economy is making, and we still find many reasons to be optimistic. We appreciate your continued confidence in us, and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA, MAAA
President, ON Fund

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary
Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/02

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   -26.90%
Five-year                                   -1.00%
Ten-year                                     7.19%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Equity Portfolio returned (16.64)% versus (13.15)% for the S&P 500 Index over the same period. Although the market began the year roughly where it started through the first quarter, most major indices declined in the second quarter under pressure from uncertain prospects for company profits, a crisis of confidence in corporate governance, and international tensions. The S&P 500 ended the second quarter less than 4% higher than its low on September 21, 2001.

During the first half of the year, investors showed strong preference for the more mature and "old economy" sectors that offer simple business models or predictable growth, such as Materials, Consumer Staples, Energy and Financial Services. The losses in the market were concentrated in a handful of sectors with negative headline exposure, including Information Technology, Telecom Services and Utilities, three of the worst performing sectors in the past 12-month period.

Within our portfolio, the health care stocks generated strong results that helped our investments in those areas outperform their respective sector benchmark in the S&P 500. Significant performance contributors in these sectors included the two managed care providers in the portfolio that were both up over 20% for the six-month period. The financial sector continues to be the largest overweight relative to the market within the portfolio. Many of the positions within our financial group did extremely well relative to the market, with our largest two holdings in that area, Washington Mutual and MGIC Investment Corp. posting returns considerably better than the market and their sector.

The majority of our poor performing stocks were concentrated in the telecom and utility sectors. While we have roughly an equal weight to the market in both of these sectors, both areas significantly under-performed the broader market and contributed to our underperformance during the period.

We used the significant sell-off in the market to reposition exposure within the underperforming areas and concentrate the assets of the portfolio in the names which we believe offer the most compelling risk-adjusted return potential on a long-term basis. We have increased our position in names we have confidence will be significantly higher over the next 3-5 years and reduced exposure to names that individually are less than 1% of our assets where we do not expect them to make a significant contribution to our absolute performance over the next 3-5 years.

The disconnect between the economy and the stock market reached an extreme level in June, with first quarter GDP being revised up to 6.1%, unemployment claims (a leading economic indicator) continuing to trend down, and equipment capital spending having stabilized in the first quarter, after being in negative territory for the prior three quarters. The S&P 500, though, was down 7.0% for the month.

The cyclical recovery in the economy is not yet flowing through to the stock market due to the secular effects of the tech and telecom bubble, coupled with a broad revulsion at the wave of scandals littering the corporate landscape. We believe much of the concern in the market is relatively short-term in nature, and over the next year we expect our investments to make meaningful positive contributions to the portfolio and your returns.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
6/92                                                                        10000                              10000
12/92                                                                       10901                              10836
6/93                                                                      11523.5                            11358.3
12/93                                                                     12438.4                            11918.3
6/94                                                                      12041.6                            11510.7
12/94                                                                     12469.1                            12074.7
6/95                                                                      14535.2                            14507.7
12/95                                                                     15860.8                            16593.9
6/96                                                                        17393                            18286.5
12/96                                                                     18772.3                            20424.2
6/97                                                                      21066.2                            24611.2
12/97                                                                     22182.8                              27215
6/98                                                                      24141.5                            32034.8
12/98                                                                       23451                            34991.6
6/99                                                                        25625                            39323.6
12/99                                                                     28110.6                            42355.4
6/00                                                                      27222.3                            42173.3
12/00                                                                     26242.3                            38495.8
6/01                                                                      27402.2                            35916.6
12/01                                                                       24029                            33923.2
6/02                                                                      20030.6                            29462.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  UnitedHealth Group Inc.                 8.4
 2.  Waste Management Inc.                   6.6
 3.  MGIC Investment                         5.9
 4.  Washington Mutual, Inc.                 5.8
 5.  Albertson's Inc.                        5.3
 6.  Amazon.Com Inc.                         5.2
 7.  Banc One Corp.                          4.6
 8.  Tyco International Ltd.                 3.4
 9.  Lloyds TSB Group PLC                    3.4
10.  McKesson HBOC Inc.                      3.4

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  Banking                                 19.2
 2.  Insurance Services                      16.7
 3.  Food & Related                           8.7
 4.  Waste Services                           6.6
 5.  Financial Services                       5.2

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.7%)
    94,450   General Motors Corp. .............  $  5,048,353
                                                 ------------
             BANKING (19.2%)
   347,300   Banc One Corp. ...................    13,364,104
   224,633   Citigroup Inc. ...................     8,704,529
   238,600   Fleet Boston Financial Corp. .....     7,718,710
   256,699   J P Morgan Chase & Co. ...........     8,707,230
   453,500   Washington Mutual Inc. ...........    16,829,385
                                                 ------------
                                                   55,323,958
                                                 ------------
             COMPUTER & RELATED (2.8%)
   421,000   *Gateway Inc. ....................     1,869,240
    86,600   International Business Machines...     6,235,200
                                                 ------------
                                                    8,104,440
                                                 ------------
             CONSUMER PRODUCTS (4.0%)
   399,300   Eastman Kodak.....................    11,647,581
                                                 ------------
             ENTERTAINMENT & LEISURE (0.4%)
    92,532   *Metro-Goldwyn-Mayer Inc. ........     1,082,624
                                                 ------------
             FINANCIAL SERVICES (5.2%)
    25,900   Bear Stearns Cos. Inc. ...........     1,585,080
   125,700   Fannie Mae........................     9,270,375
   128,300   MBNA Corp. .......................     4,242,881
                                                 ------------
                                                   15,098,336
                                                 ------------
             FOOD & RELATED (8.7%)
   506,000   Albertson's Inc. .................    15,412,760
   483,800   *Kroger Co. ......................     9,627,620
                                                 ------------
                                                   25,040,380
                                                 ------------
             HOTEL, LODGING & CASINOS (3.5%)
   128,547   *MGM Grand Inc. ..................     4,338,461
   179,000   Starwood Hotels & Resorts WW......     5,887,310
                                                 ------------
                                                   10,225,771
                                                 ------------
             INSURANCE SERVICES (16.7%)
   268,300   *Health Net Inc. .................     7,182,391
   250,600   MGIC Investment Corp. ............    16,990,680
   264,260   UnitedHealth Group Inc. ..........    24,193,003
                                                 ------------
                                                   48,366,074
                                                 ------------
             MEDIA & PUBLISHING (4.6%)
   475,100   *AOL Time Warner Inc. ............     6,988,721
   264,847   *USA Interactive..................     6,210,662
                                                 ------------
                                                   13,199,383
                                                 ------------
             MEDICAL & RELATED (3.5%)
   301,700   McKesson HBOC Inc. ...............     9,865,590
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (5.2%)
   928,600   *Amazon.com Inc. .................  $ 15,089,750
                                                 ------------
             TELECOMMUNICATIONS & RELATED (4.2%)
   189,800   *Comverse Technology..............     1,757,548
   534,900   *Lucent Technologies..............       887,934
 1,544,940   *Nextel Communications Inc. ......     4,959,257
   944,300   *Qwest Communications Intl........     2,644,040
   316,800   *Tellabs Inc. ....................     1,964,160
                                                 ------------
                                                   12,212,939
                                                 ------------
             UTILITIES (2.6%)
 1,398,400   *AES Corp. .......................     7,579,328
                                                 ------------
             WASTE SERVICES (6.6%)
   726,675   Waste Management Inc. ............    18,929,884
                                                 ------------
             TOTAL U.S. COMMON STOCKS
              (88.9%)..........................  $256,814,391
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (3.4%)
             ELECTRONICS/SEMICONDUCTORS (3.4%)
   717,800   Tyco International Ltd. ..........  $  9,697,478
                                                 ------------
             UNITED KINGDOM (6.4%)
             ADVERTISING (3.0%)
 1,027,789   *WPP Group........................     8,679,804
                                                 ------------
             BANKING (3.4%)
   996,023   *Lloyds TSB Group.................     9,914,680
                                                 ------------
             TOTAL UNITED KINGDOM..............    18,594,484
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (9.8%)...........................  $ 28,291,962
                                                 ------------
             TOTAL COMMON STOCKS (98.7%).......  $285,106,353
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES(0.8%)
$2,188,677   Goldman Sachs 1.960% 07/01/02
              Repurchase price $2,189,034
              Collateralized by FNMA
              Certificates pool #545723
              Market Value: $2,155,992
              Face Value: $2,220,000
              Due: 04/01/32
              Interest: 7.00%..................  $  2,188,677
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS
              (0.8%)...........................  $  2,188,677
                                                 ------------
             TOTAL HOLDINGS (99.5%)
              (COST $353,532,590) (a)..........  $287,295,030
                                                 ------------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (0.5%)........     1,543,474
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $288,838,504
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $2,536,012. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $353,532,590)...........  $287,295,030
  Receivable for securities sold...........     2,263,720
  Receivable for fund shares sold..........       154,041
  Dividends and accrued interest
    receivable.............................       605,487
                                             ------------
    Total assets...........................   290,318,278
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,215,210
  Payable for fund shares redeemed.........        34,108
  Payable for investment management
    services (note 3)......................       200,396
  Other accrued expenses...................        30,060
                                             ------------
    Total liabilities......................     1,479,774
                                             ------------
Net assets.................................  $288,838,504
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $     16,317
  Paid-in capital in excess of par value...   380,980,450
  Accumulated net realized loss on
    investments............................   (26,232,444)
  Net unrealized depreciation on
    investments............................   (66,237,560)
  Undistributed net investment income......       311,741
                                             ------------
Net assets.................................  $288,838,504
                                             ============
Shares outstanding.........................    16,317,347
Net asset value per share..................  $      17.70
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $     24,557
  Dividends (net of withholding tax
    $43,284)................................     2,098,274
  Loss on foreign currency settlements......       (10,377)
                                              ------------
    Total investment income.................     2,112,454
                                              ------------
Expenses:
  Management fees (note 6)..................     1,298,870
  Custodian fees............................        39,916
  Directors' fees...........................         4,864
  Professional fees.........................         6,787
  Accounting and transfer agent fees........       170,863
  Printing fees.............................        30,258
  Filing fees...............................         2,830
  Other.....................................         2,541
                                              ------------
    Total expenses..........................     1,556,929
                                              ------------
    Net investment income...................       555,525
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments..........    (6,254,493)
  Change in unrealized appreciation
    (depreciation) on investments...........   (51,935,037)
                                              ------------
    Net loss on investments.................   (58,189,530)
                                              ------------
    Net decrease in net assets from
      operations............................  $(57,634,005)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    555,525       $    996,454
  Realized loss on investments..............................      (6,254,493)       (19,376,845)
  Change in unrealized appreciation (depreciation) on
    investments.............................................     (51,935,037)       (13,015,561)
                                                                ------------       ------------
      Net decrease in assets from operations................     (57,634,005)       (31,395,952)
                                                                ------------       ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (243,784)          (982,942)
  Return of capital.........................................               0            (13,095)
                                                                ------------       ------------
      Total dividends and distributions.....................        (243,784)          (996,037)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      20,198,693         60,552,524
  Received from dividends reinvested........................         243,784            996,037
  Paid for shares redeemed..................................     (17,277,851)       (26,737,057)
                                                                ------------       ------------
      Increase in net assets derived from capital share
       transactions.........................................       3,164,626         34,811,504
                                                                ------------       ------------
         Increase (decrease) in net assets..................     (54,713,163)         2,419,515
Net Assets:
  Beginning of period.......................................     343,551,667        341,132,152
                                                                ------------       ------------
  End of period (a).........................................    $288,838,504       $343,551,667
                                                                ============       ============
(a) Includes undistributed net investment income of.........    $    311,741       $          0
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ---------------------------------------
                                                                (UNAUDITED)         2001       2000       1999       1998
                                                              ----------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................      $ 21.25          $23.28     $26.48     $36.31     $35.44
Income (loss) from investment operations:
  Net investment income.....................................         0.06            0.06       0.08       0.12       0.45
  Net realized and unrealized gain (loss) on investments....        (3.55)          (2.03)     (1.82)      6.85       1.56
                                                                  -------          ------     ------     ------     ------
    Total income (loss) from investment operations..........        (3.49)          (1.97)     (1.74)      6.97       2.01
                                                                  -------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.06)          (0.06)     (0.08)     (0.11)     (0.45)
  Distributions from net realized capital gains.............         0.00            0.00      (1.18)    (16.68)     (0.69)
  Distributions in excess of capital gains..................         0.00            0.00      (0.04)      0.00       0.00
  Return of capital.........................................         0.00            0.00      (0.16)     (0.01)      0.00
                                                                  -------          ------     ------     ------     ------
    Total distributions.....................................        (0.06)          (0.06)     (1.46)    (16.80)     (1.14)
                                                                  -------          ------     ------     ------     ------
Net asset value, end of period..............................      $ 17.70          $21.25     $23.28     $26.48     $36.31
                                                                  =======          ======     ======     ======     ======
Total return................................................       (16.64)%(b)      (8.43)%    (6.64)%    19.87%      5.72%
Ratios and supplemental data:
Net assets at end of period (millions)......................      $ 288.8          $343.6     $341.1     $329.6     $296.9
Ratios to average net assets:
  Expenses..................................................         0.95%(a)        0.93%      0.91%      0.76%      0.64%
  Net investment income.....................................         0.34%(a)        0.29%      0.30%      0.31%      1.25%
Portfolio turnover rate.....................................           14%             20%        36%       124%        25%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

   FACE                                           AMORTIZED
  AMOUNT             MEDIUM-TERM NOTES               COST
-------------------------------------------------------------
             FINANCIAL SERVICES (4.1%)
$3,000,000   Alaska Housing Financial Corp.
              1.830% 12/01/32..................  $  3,000,000
 2,000,000   Merrill Lynch 5.750% 11/04/02.....     2,024,209
 2,000,000   Merrill Lynch Medium Term 7.360%
              07/24/02.........................     2,006,889
                                                 ------------
                                                    7,031,098
                                                 ------------
             UTILITIES (3.0%)
 5,000,000   West Penn Power Co. 5.660%
              09/23/02.........................     5,040,783
                                                 ------------
             TOTAL MEDIUM-TERM NOTES (7.1%)....  $ 12,071,881
                                                 ------------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (5.9%)
$8,000,000   American Honda Finance 1.760%
              07/16/02.........................  $  7,994,133
 1,000,000   Ford Motor Credit 1.970%
              07/10/02.........................       999,508
 1,000,000   General Motors Acceptance Corp.
              1.930% 07/22/02..................       998,874
                                                 ------------
                                                    9,992,515
                                                 ------------
             BUSINESS SERVICES (5.3%)
 9,000,000   Cintas Corp. No.2 4(2) (144A)
              1.760% 07/12/02..................     8,995,160
                                                 ------------
             CHEMICALS (3.2%)
 5,513,000   Du Pont E.I. Nemours
              1.730% 07/23/02..................     5,507,172
                                                 ------------
             CONSUMER PRODUCTS (7.5%)
 8,000,000   Fortune Brands 4(2) (144A) 1.750%
              07/12/02.........................     7,995,722
 4,786,000   Johnson & Johnson 4(2) (144A)
              1.750% 07/09/02..................     4,784,139
                                                 ------------
                                                   12,779,861
                                                 ------------
             DRUGS/BIOTECHNOLOGY (7.6%)
 5,035,000   Pfizer Inc. 4(2) (144A) 1.730%
              07/30/02.........................     5,027,983
 8,000,000   Wyeth 4(2) (144A) 1.880%
              08/12/02.........................     7,982,453
                                                 ------------
                                                   13,010,436
                                                 ------------
             ENTERTAINMENT & LEISURE (0.5%)
   946,000   Walt Disney Co. 1.950% 07/31/02...       944,463
                                                 ------------
             FINANCIAL SERVICES (16.6%)
 4,000,000   American General Finance 1.750%
              07/17/02.........................     3,996,889
 5,011,000   General Electric Capital 1.700%
              07/01/02.........................     5,011,000
 1,268,000   General Electric Capital Corp.
              1.760% 07/17/02..................     1,267,008
 1,127,000   General Electric Capital Corp.
              1.750% 07/24/02..................     1,125,740
 8,480,000   Goldman Sachs Group 1.890%
              12/02/02.........................     8,411,439
 8,488,000   Household Finance 1.770%
              07/11/02.........................     8,483,827
                                                 ------------
                                                   28,295,903
                                                 ------------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             FOOD & RELATED (3.9%)
$5,639,000   Coca-Cola Co. 1.770% 07/08/02.....  $  5,637,059
 1,000,000   General Mills 4(2) (144A) 1.980%
              07/17/02.........................       999,120
                                                 ------------
                                                    6,636,179
                                                 ------------
             INSURANCE (9.3%)
 6,848,000   Allstate Corp. 4(2) (144A) 1.750%
              07/22/02.........................     6,841,009
 8,000,000   New York Life 4(2) (144A) 1.750%
              07/25/02.........................     7,990,667
 1,000,000   Safeco Credit 4(2) (144A) 2.100%
              07/03/02.........................       999,883
                                                 ------------
                                                   15,831,559
                                                 ------------
             MACHINERY (0.6%)
 1,000,000   John Deere Capital 1.840%
              07/19/02.........................       999,080
                                                 ------------
             MEDIA & PUBLISHING (20.9%)
 8,000,000   Gannett Co. 4(2) (144A) 1.750%
              07/10/02.........................     7,996,500
 8,000,000   Knight Ridder 4(2) (144A) 1.750%
              09/24/02.........................     7,966,945
 4,000,000   Scripps (E.W.) Co. 4(2) (144A)
              1.840% 07/03/02..................     3,999,591
 4,051,000   Scripps (E.W.) Co. 4(2) (144A)
              1.740% 08/14/02..................     4,042,385
 3,700,000   Tribune Company 4(2) (144A) 1.760%
              07/02/02.........................     3,699,819
 8,000,000   Washington Post 1.810% 07/15/02...     7,994,369
                                                 ------------
                                                   35,699,609
                                                 ------------
             MEDICAL & RELATED (8.2%)
 8,000,000   Abbott Labs 4(2) (144A)
              1.740% 08/21/02..................     7,980,280
 6,000,000   Amgen 1.740% 07/02/02.............     5,999,710
                                                 ------------
                                                   13,979,990
                                                 ------------
             RETAIL (5.9%)
 1,000,000   Sears Roebuck Acceptance Corp.
              2.020% 07/17/02..................       999,102
 9,000,000   Wal-Mart Funding 4(2) (144A)
              1.780% 07/26/02..................     8,988,875
                                                 ------------
                                                    9,987,977
                                                 ------------
             TELECOMMUNICATIONS & RELATED (4.1%)
 7,065,000   Bell South Corp. 4(2) (144A)
              1.730% 07/18/02..................     7,059,295
                                                 ------------
             TOTAL SHORT-TERM NOTES (99.5%)....  $169,719,199
                                                 ------------
             TOTAL HOLDINGS (106.6%)
              (COST $181,791,080) (a)..........  $181,791,080
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-6.6%)..............   (11,290,101)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $170,500,979
                                                 ============

---------------

        (a) Represents cost for federal income tax and financial reporting purposes.
4(2) (144A)  Security exempt from registration under Section 4(2) of the
             Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At the period end, the value of these securities amounted to $103,349,826 or 60.6% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at amortized
    cost (note 1)..........................  $181,791,080
  Receivable for fund shares sold..........     8,777,627
  Dividends and accrued interest
    receivable.............................       176,930
  Other....................................        28,693
                                             ------------
    Total assets...........................   190,774,330
                                             ------------
Liabilities:
  Payable for securities purchased.........    19,539,645
  Payable for fund shares redeemed.........       654,442
  Payable for investment management
    services (note 3)......................        38,045
  Other accrued expenses...................        19,550
  Dividends payable........................        21,669
                                             ------------
    Total liabilities......................    20,273,351
                                             ------------
Net assets.................................  $170,500,979
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 17,050,421
  Paid-in capital in excess of par value...   153,453,784
  Accumulated net realized loss on
    investments............................        (3,226)
                                             ------------
Net assets.................................  $170,500,979
                                             ============
Shares outstanding.........................    17,050,421
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $1,641,149
                                               ----------
    Total investment income..................   1,641,149
                                               ----------
Expenses:
  Management fees (note 6)...................     246,143
  Custodian fees.............................      13,971
  Directors' fees............................       2,290
  Professional fees..........................       5,216
  Accounting and transfer agent fees.........      66,051
  Printing fees..............................      12,954
  Filing fees................................       1,160
  Other......................................       1,089
                                               ----------
    Total expenses...........................     348,874
                                               ----------
    Less fees voluntarily reduced or
      reimbursed by advisor (note 6).........     (24,794)
                                               ----------
    Net expenses.............................     324,080
                                               ----------
    Net investment income....................   1,317,069
                                               ----------
Realized gain on investments:
    Net realized gain on investments.........         126
                                               ----------
    Net increase in net assets from
      operations.............................  $1,317,195
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     -------------
From operations:
  Net investment income.....................................   $   1,317,069       $   3,810,210
  Realized gain (loss) on investments.......................             126                (126)
                                                               -------------       -------------
    Net increase in assets from operations..................       1,317,195           3,810,084
                                                               -------------       -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (1,317,069)         (3,810,210)
                                                               -------------       -------------
From capital share transactions (note 4):
  Received from shares sold.................................     610,977,991         882,572,180
  Received from dividends reinvested........................       1,316,943           3,810,140
  Paid for shares redeemed..................................    (612,931,690)       (791,172,365)
                                                               -------------       -------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................        (636,756)         95,209,955
                                                               -------------       -------------
      Increase (decrease) in net assets.....................        (636,630)         95,209,829
Net Assets:
  Beginning of period.......................................     171,137,609          75,927,780
                                                               -------------       -------------
  End of period.............................................   $ 170,500,979       $ 171,137,609
                                                               =============       =============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ---------------------------------------
                                                                (UNAUDITED)         2001       2000       1999       1998
                                                              ----------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................       $10.00          $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................         0.07            0.36       0.62       0.49       0.52
                                                                   ------          ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................        (0.07)          (0.36)     (0.62)     (0.49)     (0.52)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.00          $10.00     $10.00     $10.00     $10.00
                                                                   ======          ======     ======     ======     ======
Total return................................................         0.73%(b)        3.78%      6.34%      5.02%      5.39%
Ratios and supplemental data:
Net assets at end of period (millions)......................       $170.5          $171.1     $ 75.9     $ 67.2     $ 44.4
Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor (note 3):
  Expenses..................................................         0.36%(a)        0.38%      0.38%      0.36%      0.36%
  Net investment income.....................................         1.48%(a)        3.43%      6.16%      4.90%      5.26%
Ratios assuming no expenses voluntarily reduced or
  reimbursed by advisor:
  Expenses..................................................         0.39%(a)        0.42%      0.43%      0.41%      0.41%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     8.58%
Five-year                                    6.07%
Ten-year                                     6.60%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Bond Portfolio returned 4.61% versus 3.27% for the Merrill Lynch Corporate Bond Index 1-10 Year.

We had a larger representation of "BBB" rated bonds than the index and a somewhat shorter duration on average maturity of investments. Our outperformance in a period, in which interest rates were generally declining, was attributed to increased market prices on several cyclical bonds that had been depressed over the past year because of the recession and now take home much better prospects.

We expect the economy to continue to improve and that it will create favorable performance, over the benchmark, for a portfolio of assets such as ours.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                              BOND PORTFOLIO (COMMENCED     MERRILL LYNCH CORP. BOND    LEHMAN BROS. GOVT./CORP.
                                             OPERATIONS NOVEMBER 2, 1982)        INDEX 1-10 YEAR           INDEX-INTERMEDIATE
                                             ----------------------------   ------------------------    ------------------------
6/92                                                     10000                         10000                       10000
12/92                                                    10397                       10436.7                       10100
6/93                                                   11201.7                       11217.3                     10727.2
12/93                                                  11508.7                       11584.1                     10987.9
6/94                                                   10993.1                       11234.1                       10700
12/94                                                  11066.7                       11350.8                     10774.9
6/95                                                   12385.9                       12640.2                     11809.3
12/95                                                  13158.8                       13423.9                     12426.9
6/96                                                   12970.6                       13315.8                     12400.8
12/96                                                  13646.4                       13973.1                     12930.3
6/97                                                   14113.1                       14428.7                     13296.3
12/97                                                  14913.3                       15174.4                     13947.8
6/98                                                   15332.3                       15747.2                     14426.2
12/98                                                  15691.1                       16434.8                     15117.2
6/99                                                   15640.9                       16308.7                     15029.5
12/99                                                  15781.7                       16468.4                     15175.3
6/00                                                   16207.8                       16876.5                     15662.4
12/00                                                    16707                       18007.4                     16708.7
6/01                                                   17450.4                       18985.2                     17280.1
12/01                                                  18111.8                         19887                     18092.3
6/02                                                   18946.8                       20537.3                     18776.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch Corp. Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

The Lehman Brothers Govt./Corp. Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

 TOP 10 LONG TERM BOND HOLDINGS AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  Polyone Corp. 8.875% 05/01/12           2.9
 2.  Intl. Telecom Satellite 7.625
     4/15/12                                 2.9
 3.  Rogers Cable 7.875% 5/1/12              2.8
 4.  Hewlett-Packard Co. 6.50%
     7/1/12                                  2.8
 5.  Translata Corp. 6.750% 7/15/12          2.7
 6.  Potlatch Corp. 9.425% 12/01/09          1.6
 7.  Erac USA Finance 6.950% 3/1/04          1.5
 8.  Arvinmeritor 8.750% 3/1/12              1.5
 9.  Santa Fe PFC Gold 8.375% 7/1/05         1.5
10.  Pulte Homes Inc. 7.875% 8/1/11          1.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  Oil, Energy & Natural Gas              12.0
 2.  Financial Services                      9.4
 3.  Telecommunications & Related            7.4
 4.  Utilities                               6.9
 5.  Forestry & Paper Products               6.1

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (2.1%)
$1,500,000   US Treasury Note 5.000% 02/15/11...  $ 1,525,858
                                                  -----------
             AIR COURIER (0.6%)
   411,253   Federal Express Corp. 7.020%
              01/15/16..........................      408,124
                                                  -----------
             AUTOMOTIVE & RELATED (2.8%)
 1,000,000   ArvinMeritor 8.750% 03/01/12.......    1,073,622
 1,000,000   Goodyear Tire & Rubber 7.857%
              08/15/11..........................      923,645
                                                  -----------
                                                    1,997,267
                                                  -----------
             BROADCAST RADIO & TV (3.1%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      205,041
 2,000,000   Rogers Communications (144A) 7.875%
              05/01/12..........................    2,024,174
                                                  -----------
                                                    2,229,215
                                                  -----------
             BUILDING & CONSTRUCTION (2.7%)
 1,000,000   Pulte Homes Inc. 7.875% 08/01/11...    1,054,885
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      895,000
                                                  -----------
                                                    1,949,885
                                                  -----------
             BUSINESS SERVICES (1.9%)
   900,000   Cendant Corp. 7.750% 12/01/03......      924,421
   500,000   Comdicso Inc. 9.500% 08/15/03......      432,500
                                                  -----------
                                                    1,356,921
                                                  -----------
             CHEMICALS (5.4%)
   500,000   IMC Global Inc. 6.875% 07/15/07....      456,834
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      339,500
   500,000   Nova Chemicals 7.000% 08/15/26.....      503,637
   500,000   Olin Corp. 9.125% 12/15/11.........      542,513
 2,000,000   Polyone Corp. 8.875% 05/01/12......    2,066,926
                                                  -----------
                                                    3,909,410
                                                  -----------
             COMPUTER & RELATED (5.3%)
   750,000   Computer Sciences Corp. 7.375%
              06/15/11..........................      821,397
 2,000,000   Hewlett Packard Co. 6.500%
              07/01/12..........................    1,984,744
 1,000,000   NCR Corp. (144A) 7.125% 06/15/09...    1,016,093
                                                  -----------
                                                    3,822,234
                                                  -----------
             ELECTRICAL EQUIPMENT (3.4%)
   500,000   Apogent Technology 8.000%
              04/01/11..........................      553,395
   500,000   Arrow Electronics Inc. 8.700%
              10/01/05..........................      517,735
   500,000   Avista Corp. 9.750% 06/01/08.......      525,365
   500,000   Pioneer 8.500% 08/01/06............      467,766
   400,000   Tektronix Inc. 7.500% 08/01/03.....      415,790
                                                  -----------
                                                    2,480,051
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (9.4%)
$1,055,000   ERAC USA Finance (144A) 6.950%
              03/01/04..........................  $ 1,101,616
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................    1,070,149
 1,000,000   GMAC Note 7.250% 03/02/11..........    1,022,621
 1,000,000   Jefferies Group 7.750% 03/15/12....    1,012,372
 1,000,000   Radian Group 7.750% 06/01/11.......    1,096,573
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      527,007
 1,000,000   Stillwell Financial 7.750%
              06/15/09..........................      987,920
                                                  -----------
                                                    6,818,258
                                                  -----------
             FOOD & RELATED (2.2%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      485,000
 1,000,000   Tyson Foods Inc. 8.250% 10/01/11...    1,105,068
                                                  -----------
                                                    1,590,068
                                                  -----------
             FOREIGN GOVERNMENT (0.7%)
   200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................      204,989
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      278,009
                                                  -----------
                                                      482,998
                                                  -----------
             FORESTRY & PAPER PRODUCTS (6.1%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      887,230
 1,000,000   Temple-Inland Inc. 7.875%
              05/01/12..........................    1,056,687
 1,000,000   Domtar Inc. 7.875% 10/15/11........    1,086,940
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      253,958
 1,000,000   Potlatch Corp. 9.425% 12/01/09.....    1,133,223
                                                  -----------
                                                    4,418,038
                                                  -----------
             HOTEL, LODGING & CASINOS (1.9%)
   700,000   ITT Corp. 6.750% 11/15/05..........      692,161
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      696,651
                                                  -----------
                                                    1,388,812
                                                  -----------
             INSURANCE (0.9%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      249,584
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      424,098
                                                  -----------
                                                      673,682
                                                  -----------
             MACHINERY (1.5%)
   550,000   Briggs & Stratton 8.875%
              03/15/11..........................      580,250
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      518,207
                                                  -----------
                                                    1,098,457
                                                  -----------
             MEDICAL & RELATED (4.6%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      250,625
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      316,338
 1,000,000   Healthsouth (144A) 8.375%
              10/01/11..........................    1,050,000
 1,000,000   Thermolase Corp. (144A) 4.375%
              08/05/04..........................      978,750
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      688,800
                                                  -----------
                                                    3,284,513
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             METALS & MINING (3.6%)
$  500,000   Cyprus Minerals 6.625% 10/15/05....  $   490,679
 1,000,000   Inco. Ltd. 7.750% 05/15/12.........    1,034,308
 1,000,000   Santa Fe PFC Gold 8.375%
              07/01/05..........................    1,054,682
                                                  -----------
                                                    2,579,669
                                                  -----------
             OIL, ENERGY & NATURAL GAS (12.0%)
 1,000,000   Allegheny Energy Supply (144A)
              8.250% 04/15/12...................    1,057,869
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      243,693
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      535,460
 1,000,000   Ocean Energy Inc. 7.250%
              10/01/11..........................    1,051,010
   400,000   PDV America Inc. 7.875% 08/01/03...      403,077
 1,000,000   Pennzoil - Quaker State 8.650%
              12/01/02..........................    1,022,815
 1,000,000   Southwest Gas Corp. 7.625%
              05/15/12..........................    1,016,941
 2,000,000   Transalta Corp. 6.750% 07/15/12....    1,979,174
   400,000   Transocean Sedco Forex 6.750%
              04/15/05..........................      422,663
 1,000,000   WCG Note Trust (144A) 8.250%
              03/15/04..........................      925,668
                                                  -----------
                                                    8,658,370
                                                  -----------
             REAL ESTATE & LEASING (3.1%)
 1,000,000   Bay Apartment Communities
              6.625% 01/15/08...................    1,037,214
   900,000   Colonial Properties 8.050%
              07/15/06..........................      956,082
   250,000   Sun Communities 7.625% 05/01/03....      257,574
                                                  -----------
                                                    2,250,870
                                                  -----------
             RESTAURANTS (0.7%)
   500,000   Wendy's International 6.350%
              12/15/05..........................      525,621
                                                  -----------
             TELECOMMUNICATIONS & RELATED (7.4%)
 1,000,000   Citizens Communications 7.625%
              08/15/08..........................      915,080
 1,000,000   France Telecom 8.250% 03/01/11.....      914,662
 2,000,000   Intl. Telecom Satellite (144)
              7.625% 04/15/12...................    2,082,130
 1,000,000   Sing Communications (144A) 6.375%
              12/01/11..........................      999,577
   200,000   Sprint Corp. 8.125% 07/15/02.......      199,692
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      253,713
                                                  -----------
                                                    5,364,854
                                                  -----------
             TRANSPORTATION (2.0%)
   700,000   Delta Air Lines 7.700% 12/15/05....      656,191
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      362,575
   456,489   Northwest Airlines 8.070%
              01/02/15..........................      417,662
                                                  -----------
                                                    1,436,428
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             UTILITIES (6.9%)
$  200,000   Cleveland Electric Illumination
              7.625% 08/01/02...................  $   200,787
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      521,204
 1,000,000   Ipalco Enterprises 7.625%
              11/04/11..........................      914,348
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      230,668
 1,500,000   Mirant Americas General (144A)
              8.500% 10/01/21...................    1,082,523
 1,000,000   Northwestern Corp. (144A) 8.750%
              03/15/12..........................      903,504
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      214,301
   700,000   Texas Utilities 7.480% 01/01/17....      729,137
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      212,512
                                                  -----------
                                                    5,008,984
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (90.3%)...........................  $65,258,587
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (8.5%)
$2,605,000   AIG Funding Inc. 1.620% 07/01/02...  $ 2,605,000
 2,645,000   American Express 1.720% 07/02/02...    2,644,877
   865,000   General Electric Capital Corp.
              1.700% 07/01/02...................      865,000
                                                  -----------
                                                    6,114,877
                                                  -----------
             RETAIL (0.8%)
   602,000   Sears Roebuck Acceptance Corp.
              1.70% due 7-2-02..................      601,971
                                                  -----------
             TOTAL SHORT-TERM NOTES (9.3%)......  $ 6,716,848
                                                  -----------
             TOTAL HOLDINGS (99.6%)
              (COST $71,573,322) (a)............  $71,975,435
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.4%)................      291,790
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $72,267,225
                                                  ===========

---------------

   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $132,733.
        See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $13,221,904 or 18.3% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $71,573,322).............  $71,975,435
  Receivable for fund shares sold...........      152,839
  Dividends and accrued interest
    receivable..............................    1,177,131
  Other.....................................          974
                                              -----------
    Total assets............................   73,306,379
                                              -----------
Liabilities:
  Payable for securities purchased..........      987,920
  Payable for investment management services
    (note 3)................................       33,714
  Other accrued expenses....................       17,520
                                              -----------
    Total liabilities.......................    1,039,154
                                              -----------
Net assets..................................  $72,267,225
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 7,004,186
  Paid-in capital in excess of par value....   64,602,153
  Accumulated net realized loss on
    investments.............................     (890,504)
  Net unrealized appreciation on
    investments.............................      402,113
  Undistributed net investment income.......    1,149,277
                                              -----------
Net assets..................................  $72,267,225
                                              ===========
Shares outstanding (note 4).................    7,004,186
Net asset value per share...................  $     10.32
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $2,127,838
                                               ----------
    Total investment income..................   2,127,838
                                               ----------
Expenses:
  Management fees (note 6)...................     179,516
  Custodian fees.............................       5,300
  Directors' fees............................         832
  Professional fees..........................       4,407
  Accounting and transfer agent fees.........      26,754
  Printing fees..............................       4,514
  Filing fees................................         426
  Other......................................         399
                                               ----------
    Total expenses...........................     222,148
                                               ----------
    Net investment income....................   1,905,690
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........      56,568
  Change in unrealized appreciation
    (depreciation) on investments............     722,813
                                               ----------
    Net gain on investments..................     779,381
                                               ----------
    Net increase in net assets from
      operations.............................  $2,685,071
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $ 1,905,690        $ 2,792,488
  Realized gain (loss) on investments.......................         56,568           (147,912)
  Change in unrealized appreciation on investments..........        722,813            427,527
                                                                -----------        -----------
      Net increase in assets from operations................      2,685,071          3,072,103
                                                                -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (889,146)        (2,786,744)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................     19,485,529         31,661,621
  Received from dividends reinvested........................        889,146          2,786,744
  Paid for shares redeemed..................................     (4,919,918)        (7,588,369)
                                                                -----------        -----------
      Increase in net assets derived from capital share
       transactions.........................................     15,454,757         26,859,996
                                                                -----------        -----------
         Increase in net assets.............................     17,250,682         27,145,355
Net Assets:
  Beginning of period.......................................     55,016,543         27,871,188
                                                                -----------        -----------
  End of period (a).........................................    $72,267,225        $55,016,543
                                                                ===========        ===========
(a) Includes undistributed net investment income of.........    $ 1,149,277        $   132,733
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       --------------------------------------
                                                                (UNAUDITED)         2001      2000       1999       1998
                                                              ----------------     ------     -----     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................       $10.02          $ 9.84     $9.94     $10.56     $10.68
Income (loss) from investment operations:
  Net investment income.....................................         0.29            0.64(c)   0.67       0.68       0.67
  Net realized and unrealized gain (loss) on investments....         0.16            0.17     (0.10)     (0.62)     (0.12)
                                                                   ------          ------     -----     ------     ------
    Total income from investment operations.................         0.45            0.81      0.57       0.06       0.55
                                                                   ------          ------     -----     ------     ------
Less distributions:
  Dividends from net investment
    income..................................................        (0.15)          (0.63)    (0.67)     (0.68)     (0.67)
                                                                   ------          ------     -----     ------     ------
Net asset value, end of period..............................       $10.32          $10.02     $9.84     $ 9.94     $10.56
                                                                   ======          ======     =====     ======     ======
Total return................................................         4.61%(b)        8.41%     5.86%      0.58%      5.22%
Ratios and supplemental data:
Net assets at end of period (millions)......................       $ 72.3          $ 55.0     $27.9     $ 26.0     $ 28.4
Ratios to average net assets:
  Expenses..................................................         0.74%(a)        0.75%     0.77%      0.77%      0.72%
  Net investment income.....................................         6.31%(a)        6.38%(c)  6.80%      6.57%      6.21%
Portfolio turnover rate.....................................            7%             12%        7%         8%        12%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to the Financial Statements, these amounts would have been:

      Net investment income.......................................     $0.64
      Net realized and unrealized gain............................     $0.17
      Net investment income ratio.................................      6.35%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                  -19.29%
Five-year                                  -4.95%
Ten-year                                    3.89%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Omni Portfolio returned (15.54)% versus (8.22)% for the 70% S&P 500 Index, 30% Merrill Lynch Corporate Bond Index Combined.

The second quarter marked the beginning of a seemingly relentless slide in the markets that continues as of this writing. The quadruple whammy of corporate scandal, fear of renewed terrorist attacks, potential nuclear war between India and Pakistan and the possibility of a "double dip" recession weighed heavily on US equities. The markets began their slide during the middle of March as pre-announcement season began and by quarter end the S & P 500 Index had fallen 13.4%.

Investors are clearly not focusing on valuation (an important part of our process), but rather are influenced by headlines, lawsuits, SEC investigations and television talk shows. We have witnessed near cataclysmic multiple contractions in many of our stocks where there have been minor or no earnings cuts. For a variety of reasons, the market has decided to punish immediately and harshly, stocks with any whiff of some problem, be it manufacturing, FDA, legal, etc.

More generally, our performance this year can be traced to several factors. First, we've had some bad luck. We typically get one stock that blows up on us each quarter, but this year we've had seven or eight. In the beginning of the year (after a strong advance in fourth quarter 2001) we were concerned about valuations across many sectors, and thought several healthcare stocks were trading at attractive levels. One by one, stock-specific problems arose, which we could not anticipate, and Bristol Myers, Schering-Plough, and Ivax took turns hurting our performance. At the same time, we believed Consumer Staples stocks were very unattractive on valuation, and not owning those stocks (Coke, Gillette, Philip Morris, etc.) also hurt our relative performance. The only stock we held in this group was Procter and Gamble, and frankly we've been trimming that back based on valuation. We also found value in some areas of technology, but we misjudged the enormous rotation out of technology (and healthcare) into consumer product companies. In fact, for the year to date thru June, the Tech sector (where we were slightly overweighted versus the index) has declined 32% (worst sector) and Healthcare (overweighted) has fallen 18%, as contrasted with the Consumer Staples sector, which is up 3%.

Second, we underestimated the ripple effects of Enron. Tyco was one of the first to be attacked on accounting concerns, but there were many others, including IBM, Flextronics, Xcel, EDS, and El Paso. Studying the debt structure and creditworthiness of companies to anticipate a downgrade by Moodys or S&P has never been a component of our process, but we're starting to pay more attention to the credit side now. At the beginning of the year we were also nervous about our companies' exposure to asbestos suits. We avoided the autos and other basic manufacturing companies (except Lear) because all of them have exposure. After initial gyrations, the group has outperformed for the year. We did hold on to certain stocks which have exposure, specifically Viacom and Pfizer, believing their reserves and insurance more than adequately covered their assumed liabilities. Unfortunately, when dealing with the American jury system, one can never overestimate the cost of settling personal injury lawsuits.

Third, we have always looked for growth in our investment approach, and sustainable growth has not been easy to find this year, nor has growth been rewarded where we did find it. There have been few real positive estimate revisions the way we define them since the first quarter of 2000, which causes us for the time being to rely more heavily on the valuation side of our process. This stood us in good stead in 2000 and 2001 when we outperformed the benchmark, but has not been as successful in the current year.

Looking ahead we believe our portfolio will do well if we get real economic recovery which we think is most likely. If we're in for a double dip, as some pundits predict, we may have to endure some more pain. Technology is slightly underweighted versus the index due to recent sales of Texas Instruments, Qualcomm, and Intel. We do think stocks like

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

Microsoft and Hewlett-Packard are valued too low, Motorola is taking market share from Nokia, and we can make positive cases for stocks like Cisco Systems, and EDS. We acknowledge that there will be periods, such as the one in which we are right now, when fundamental performance will not be rewarded by the market. We will hold to our discipline, however, as we firmly believe that identifying stocks with attractive valuations and better than expected fundamentals is the appropriate way to produce superior long term returns.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                                 RUSSELL 3000 AND LEHMAN BROS.
                                                              OMNI PORTFOLIO (COMMENCED       GOVT./CORP. BOND INDEX-INTERMEDIATE
                                                            OPERATIONS SEPTEMBER 10, 1984)                 COMBINED
                                                            ------------------------------    -----------------------------------
6/92                                                                     10000                                10000
12/92                                                                    10705                              10765.7
6/93                                                                   11432.9                              11343.8
12/93                                                                  12081.2                              11870.4
6/94                                                                   11701.8                              11415.6
12/94                                                                  12016.6                              11817.6
6/95                                                                   13635.3                              13752.8
12/95                                                                    14752                              15383.8
6/96                                                                   15808.2                              16435.9
12/96                                                                  17044.4                              17898.2
6/97                                                                   18892.1                              20275.2
12/97                                                                    20137                              22252.3
6/98                                                                   21711.8                              24819.3
12/98                                                                  21049.5                              26513.7
6/99                                                                   22314.6                                28576
12/99                                                                  23439.3                              32837.8
6/00                                                                   24142.5                              33372.4
12/00                                                                  19958.6                              32085.9
6/01                                                                   18156.3                              31040.5
12/01                                                                  17350.2                              30564.3
6/02                                                                     14654                              28296.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as determined by total market capitalization.

The Lehman Brothers Government/Corporate Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  Microsoft Corp.                         3.2
 2.  Pfizer Corp.                            2.5
 3.  Cisco Systems Inc.                      2.4
 4.  Wal-Mart Stores Inc.                    2.3
 5.  Citigroup Inc.                          2.2
 6.  General Electric                        2.2
 7.  Abbott Labs                             2.0
 8.  Northrop Grumman Corp.                  2.0
 9.  Viacom Inc. CL B                        1.9
10.  JP Morgan Chase and Company             1.9

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  Computer & Related                      9.1
 2.  Drugs/Biotechnology                     8.5
 3.  Banking                                 7.3
 4.  Retail                                  7.3
 5.  Medical & Related                       5.1

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (3.4%)
    28,000   Honeywell International Inc. ......  $   986,440
    11,400   Northrup Grumman Corp. ............    1,425,000
                                                  -----------
                                                    2,411,440
                                                  -----------
             AUTOMOTIVE & RELATED (1.2%)
    19,000   *Lear Corp. .......................      878,750
                                                  -----------
             BANKING (7.3%)
    18,400   Bank of America Corp. .............    1,294,624
    39,797   Citigroup Inc. ....................    1,542,134
    36,000   Fleet Boston Financial Corp. ......    1,164,600
    35,600   MBNA Corp. ........................    1,177,292
                                                  -----------
                                                    5,178,650
                                                  -----------
             COMPUTER & RELATED (9.1%)
    28,400   Electronic Data Systems Corp. .....    1,055,060
    76,400   Hewlett Packard Co. ...............    1,167,392
    15,000   Intl. Business Machines............    1,080,000
    41,400   *Microsoft Corp. ..................    2,264,580
    92,000   *Oracle Systems....................      871,240
                                                  -----------
                                                    6,438,272
                                                  -----------
             CONSUMER PRODUCTS (1.9%)
    14,900   Procter & Gamble...................    1,330,570
                                                  -----------
             DRUGS/BIOTECHNOLOGY (8.5%)
    29,500   *Amgen.............................    1,235,460
    20,000   Lilly Eli & Co. ...................    1,128,000
    50,000   Pfizer Inc. .......................    1,750,000
    30,000   Pharmacia Corp. ...................    1,123,500
    34,000   Schering Plough Corp. .............      836,400
                                                  -----------
                                                    6,073,360
                                                  -----------
             ELECTRICAL EQUIPMENT (2.2%)
    54,000   General Electric Co. ..............    1,568,700
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (2.8%)
    30,000   *Altera Corp. .....................      408,000
    28,100   *International Rectifier Corp. ....      819,115
    33,000   Texas Instruments..................      782,100
                                                  -----------
                                                    2,009,215
                                                  -----------
             ENTERTAINMENT & LEISURE (1.4%)
    30,700   *Brinker International.............      974,725
                                                  -----------
             FINANCIAL SERVICES (4.7%)
    20,000   American Express Co. ..............      726,400
     8,700   Fannie Mae.........................      641,625
     2,000   Goldman Sachs Group Inc. ..........      146,700
    39,100   JP Morgan Chase & Co. .............    1,326,272
    16,700   Mellon Financial Corp. ............      524,881
                                                  -----------
                                                    3,365,878
                                                  -----------
             INSURANCE (0.5%)
     5,400   American International Group.......      368,442
                                                  -----------
             MACHINERY (2.1%)
    10,000   Black & Decker.....................      482,000
    20,000   Caterpillar Inc. ..................      979,000
                                                  -----------
                                                    1,461,000
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             MANUFACTURING (2.1%)
    40,000   Pall Corp. ........................  $   830,000
     5,650   *SPX Corp. ........................      663,875
                                                  -----------
                                                    1,493,875
                                                  -----------
             MEDIA & PUBLISHING (2.6%)
    21,000   *USA Interactive...................      492,450
    30,000   *Viacom Inc. CL B..................    1,331,100
                                                  -----------
                                                    1,823,550
                                                  -----------
             MEDICAL & RELATED (5.1%)
    37,800   Abbott Labs........................    1,423,170
    28,000   Baxter International Inc. .........    1,244,600
    32,500   *Guidant Corp. ....................      982,475
                                                  -----------
                                                    3,650,245
                                                  -----------
             METALS & MINING (1.8%)
    39,000   Alcoa Inc. ........................    1,292,850
                                                  -----------
             OIL, ENERGY & NATURAL GAS (4.8%)
    39,000   Conoco Inc. .......................    1,084,200
    29,000   *Noble Corp. ......................    1,119,400
    21,400   Praxair............................    1,219,158
                                                  -----------
                                                    3,422,758
                                                  -----------
             RETAIL (7.3%)
    35,000   *Abercrombie & Fitch...............      844,200
    37,900   *Federated Dept. Stores............    1,504,630
    31,500   Target Corp. ......................    1,200,150
    29,400   Wal-Mart Stores Inc. ..............    1,617,294
                                                  -----------
                                                    5,166,274
                                                  -----------
             TELECOMMUNICATIONS & RELATED (5.0%)
   121,300   *Cisco Systems Inc. ...............    1,692,135
    46,000   Motorola Inc. .....................      663,320
    30,000   Verizon Communications.............    1,204,500
                                                  -----------
                                                    3,559,955
                                                  -----------
             UTILITIES (1.4%)
    47,039   El Paso Corp. .....................      969,474
                                                  -----------
             TOTAL U.S. COMMON STOCKS (75.2%)...  $53,437,983
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (1.4%)
             ELECTRONICS/SEMICONDUCTORS (1.4%)
    75,000   Tyco International Ltd. ...........  $ 1,013,250
                                                  -----------
             NETHERLANDS (1.6%)
             ELECTRONICS/SEMICONDUCTORS (1.6%)
    41,000   Koninklijke Philips Electronics....    1,131,600
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (3.0%)............................  $ 2,144,850
                                                  -----------
             TOTAL COMMON STOCKS (78.2%)........  $55,582,833
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AEROSPACE (0.7%)
$  500,000   AAR Corp. 7.250% 10/15/03..........  $   510,791
                                                  -----------
             BUSINESS SERVICES (2.9%)
 2,000,000   Cendant Corp. 7.750% 12/01/03......    2,054,268
                                                  -----------
             CHEMICALS (1.4%)
 1,000,000   Geon Company 7.500% 12/15/15.......      978,058
                                                  -----------
             FINANCIAL SERVICES (1.5%)
 1,000,000   Equifax Inc. 6.500% 06/15/03.......    1,032,339
                                                  -----------
             FOOD & RELATED (3.0%)
 2,000,000   ARAMARK Services 8.150% 05/01/05...    2,115,394
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.4%)
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      253,958
                                                  -----------
             INSURANCE (2.2%)
   500,000   Continental Corp. 7.250%
              03/01/03..........................      499,167
 1,000,000   Nationwide CSN Trust (144A) 9.875%
              02/15/25..........................    1,049,811
                                                  -----------
                                                    1,548,978
                                                  -----------
             MEDICAL & RELATED (0.7%)
   500,000   Bergen Brunswig 7.375% 01/15/03....      501,250
                                                  -----------
             METALS & MINING (2.5%)
 2,000,000   Teck Corp. 3.750% 07/15/06.........    1,770,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (1.5%)
$1,000,000   Nabors Industries 8.625%
              04/01/08..........................  $ 1,073,716
                                                  -----------
             TELECOMMUNICATIONS & RELATED (3.2%)
 2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03..........................    2,007,062
   300,000   Sprint Corp. 8.125% 07/15/02.......      299,539
                                                  -----------
                                                    2,306,601
                                                  -----------
             UTILITIES (2.0%)
   400,000   Cleveland Electric Illuminating
              7.625% 08/01/02...................      401,576
 1,000,000   Great Lakes Power 9.000%
              08/01/04..........................    1,050,541
                                                  -----------
                                                    1,452,117
                                                  -----------
             TOTAL LONG-TERM BONDS &
              NOTES (22.0%).....................  $15,597,470
                                                  -----------
             TOTAL HOLDINGS (100.2%)
              (COST $78,758,695) (a)............  $71,180,303
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.2%)...............     (126,863)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $71,053,440
                                                  ===========

---------------

    *  Non-income producing securities.
  (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $49,370.
       See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,049,811 or 1.5% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $78,758,695).............  $ 71,180,303
  Receivable for fund shares sold...........         3,572
  Dividends and accrued interest
    receivable..............................       292,915
  Other.....................................           695
                                              ------------
    Total assets............................    71,477,485
                                              ------------
Liabilities:
  Cash overdraft............................        86,793
  Payable for fund shares redeemed..........       240,212
  Payable for investment management services
    (note 3)................................        36,759
  Other accrued expenses....................        60,281
                                              ------------
    Total liabilities.......................       424,045
                                              ------------
Net assets..................................  $ 71,053,440
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  6,417,140
  Paid-in capital in excess of par value....    85,097,400
  Accumulated net realized loss on
    investments.............................   (13,187,337)
  Net unrealized depreciation on
    investments.............................    (7,578,392)
  Undistributed net investment income.......       304,629
                                              ------------
Net assets..................................  $ 71,053,440
                                              ============
Shares outstanding (note 4).................     6,417,140
Net asset value per share...................  $      11.07
                                              ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $    638,966
  Dividends.................................       372,573
                                              ------------
    Total investment income.................     1,011,539
                                              ------------
Expenses:
  Management fees (note 6)..................       252,282
  Custodian fees............................        12,038
  Directors' fees...........................         1,444
  Professional fees.........................         4,562
  Accounting and transfer agent fees........        47,749
  Printing fees.............................         8,534
  Filing fees...............................           807
  Other.....................................           693
                                              ------------
    Total expenses..........................       328,109
                                              ------------
    Net investment income...................       683,430
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........      (710,995)
  Change in unrealized appreciation
    (depreciation) on investments...........   (13,740,934)
                                              ------------
    Net loss on investments.................   (14,451,929)
                                              ------------
    Net decrease in net assets from
      operations............................  $(13,768,499)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $   683,430        $ 1,954,776
  Realized loss on investments..............................       (710,995)       (12,487,179)
  Change in unrealized depreciation on investments..........    (13,740,934)        (6,019,349)
                                                                -----------        -----------
      Net decrease in assets from operations................    (13,768,499)       (16,551,752)
                                                                -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (373,388)        (1,987,523)
                                                                -----------        -----------
      Total dividends and distributions.....................       (373,388)        (1,987,523)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,803,588          4,225,216
  Received from dividends reinvested........................        373,388          1,987,523
  Paid for shares redeemed..................................    (11,071,800)       (26,454,976)
                                                                -----------        -----------
      Decrease in net assets derived from capital share
       transactions.........................................     (8,894,824)       (20,242,237)
                                                                -----------        -----------
         Decrease in net assets.............................    (23,036,711)       (38,781,512)
Net Assets:
  Beginning of period.......................................     94,090,151        132,871,663
                                                                -----------        -----------
  End of period (a).........................................    $71,053,440        $94,090,151
                                                                ===========        ===========
(a) Includes undistributed net investment income of.........    $   304,629        $     5,413
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ---------------------------------------
                                                                (UNAUDITED)         2001       2000       1999       1998
                                                              ----------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................       $13.16          $15.44     $22.55     $21.44     $21.06
Income (loss) from investment operations:
  Net investment income.....................................         0.10            0.26(c)    0.25       0.48       0.58
  Net realized and unrealized gain (loss) on investments....        (2.14)          (2.28)(c)  (3.55)      1.91       0.38
                                                                   ------          ------     ------     ------     ------
    Total income (loss) from investment
      operations............................................        (2.04)          (2.02)     (3.30)      2.39       0.96
                                                                   ------          ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................        (0.05)          (0.26)     (0.25)     (0.48)     (0.58)
    Distributions from net realized capital gains...........         0.00            0.00      (3.56)     (0.80)      0.00
                                                                   ------          ------     ------     ------     ------
      Total distributions...................................        (0.05)          (0.26)     (3.81)     (1.28)     (0.58)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $11.07          $13.16     $15.44     $22.55     $21.44
                                                                   ======          ======     ======     ======     ======
Total return................................................       (15.55)%(b)     (13.07)%   (14.85)%    11.36%      4.53%
Ratios and supplemental data:
Net assets at end of period (millions)......................       $ 71.1          $ 94.1     $132.9     $190.0     $214.4
Ratio to average net assets:
  Expenses..................................................         0.78%(a)        0.76%      0.67%      0.67%      0.65%
  Net investment income.....................................         1.61%(a)        1.89%(c)   1.13%      2.18%      2.71%
Portfolio turnover rate.....................................           81%            118%        87%        41%        18%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to the Financial Statements, these amounts would have been:

      Net investment income.......................................     $ 0.25
      Net realized and unrealized loss............................     $(2.27)
      Net investment income ratio.................................       1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                   -19.74%
Five-year                                   -3.82%
Since inception (5/3/93)                     5.22%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the International Portfolio returned (5.51)%, versus (1.63)% for the MSCI EAFE Index.

The Portfolio's performance was held back by its European Telecommunication Services exposure, such as Vodafone Group, and certain media holdings. However transportation companies, such as Singapore Airlines, and certain European pharmaceutical stocks, including Novartis AG, contributed positively to the Portfolio. Positive contributions to performance also included our overweight in the Materials sector. Other top performers were TotalFinaElf S.A., Nikko Cordial Corp. and Henkel KGAA. On a country basis, our underweight in Japan hurt performance while our overweight in emerging market countries helped. All securities have a trading volume of greater than $1M/day. The portfolio has no derivative exposure.

Some of our top holdings as of June 30, 2002 include: Total FinaElf S.A. (4.3% of net assets), one of the world's largest integrated oil companies, based in France; UBS AG (2.0%), one of world's leading global financial firms, based in Switzerland; and Koninklijke (Royal) Philips Electronics N.V. (1.9%), the world's third largest consumer electronics company, based in the Netherlands.

In many respects, global economic conditions and market performance in coming quarters will be especially difficult to anticipate due to worldwide uncertainties about the war on terrorism, U.S. economic recovery and heightened accounting scrutiny. These uncertainties, coupled with continued earnings and valuation risks, could lead to potentially volatile circumstances in the near term. On the positive front, we expect the Federal Reserve to maintain a loose monetary stance through 2002.

While our modest overweight in technology and media has negatively impacted performance thus far, we believe that buying now for future growth prospects remains prudent. Within technology and media, we own such blue chip companies such as ASM Lithography in the Netherlands and News Corp. in Australia. It is important to stress that we own technology and media companies which we believe have management teams experienced in prior economic slowdowns, strong financial flexibility and generate strong cash flows. Because the market may continue to remain volatile given increasing discovery of accounting irregularities in the U.S., we look to take advantage of market fears to pick up stocks as opportunities arise. Moreover, we continue to selectively add to oil stocks like BP Amoco and Food and Beverage stocks like Nestle and Diageo. Recently, we reduced our exposure to investment banks and some Consumer Discretionary names with German exposure.

In Asia, we continued to like Korea for the long-term. Specifically, we have been hit by our technology positions but believe prospects and valuations remain positive going into 2003. In Japan, we remain underweight given our disappointment with the slow rate of reform there. Nonetheless, we have been adding to some industrial cyclical companies like NGK Insulator.

Despite all the uncertainties, we continue to believe economic fundamentals are slowly improving. Therefore, we are buying companies in sectors positioned to benefit from gradual economic upturns, such as Materials, Semiconductors and Oils. Furthermore, we believe the accounting issues relating to WorldCom and Enron are basically isolated events causing excessive market volatility. We look to take advantage of any market weakness to pick good quality companies at attractive valuations for the long term.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 1, 1993)                      INDEX
                                                            ----------------------------------   --------------------------------
5/1/93                                                                      10000                              10000
6/93                                                                         9936                              10052
12/93                                                                     12496.5                              10826
6/94                                                                      13253.8                            11791.7
12/94                                                                     13504.3                            11698.5
6/95                                                                      14287.5                            12021.4
12/95                                                                     15139.1                            13049.2
6/96                                                                        16812                            13658.6
12/96                                                                     17331.4                            13879.9
6/97                                                                      19366.2                            15456.7
12/97                                                                     17696.8                            14040.8
6/98                                                                      19367.4                            16298.6
12/98                                                                     18383.5                            16741.9
6/99                                                                      18188.6                            17406.6
12/99                                                                     30773.4                            21256.9
6/00                                                                      29305.5                            20393.9
12/00                                                                     23942.6                            18246.4
6/01                                                                      19853.2                            15533.2
12/01                                                                     16863.3                            14290.5
6/02                                                                      15934.1                            14057.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  UBS AG-Registered                       2.1
 2.  Vodafone Airtouch                       1.7
 3.  Royal Bank of Scotland                  1.7
 4.  British Aerospace PLC                   1.5
 5.  Schering AG                             1.5
 6.  Archelor                                1.5
 7.  Toyota Motor Corp.                      1.4
 8.  Nokia OYJ                               1.4
 9.  Henkel KGAA-Vorzug                      1.4
10.  Aventis SA                              1.3

 TOP 5 COUNTRIES AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  United Kingdom                          17.9
 2.  France                                  15.1
 3.  Japan                                   14.8
 4.  Netherlands                              8.7
 5.  Germany                                  8.0

---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                     FAIR
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             UNITED KINGDOM (17.9%)
    49,156   Amvescap (6).......................  $   400,810
    26,600   AWG (22)...........................      222,793
    88,270   BP Amoco (7).......................      743,371
   213,581   British Aerospace (3)..............    1,096,201
    33,700   British American Tobacco (9).......      362,169
   174,830   Carlton Communications (14)........      567,674
    57,485   Diageo (9).........................      748,375
    80,920   Hanson (13)........................      578,106
    45,200   HSBC Holdings (2)..................      518,644
    93,872   Kingfisher (17)....................      454,152
    84,390   Marks & Spencer Group (17).........      481,219
    30,203   National Express Group (21)........      269,604
    91,550   Pearson (14).......................      915,248
   152,586   Rank Group (10)....................      626,166
   256,658   Rentokil Initial (4)...............    1,049,319
    43,228   *Royal Bank of Scotland (2)........    1,230,022
         1   Securicor (21).....................            2
    27,450   Six Continents (10)................      279,254
   549,729   Stagecoach Group (21)..............      531,917
   896,942   Vodafone Group (20)................    1,234,928
                                                  -----------
                                                   12,309,974
                                                  -----------
             FRANCE (15.1%)
    46,510   Alstom (3).........................      493,240
    73,272   Arcelor (13).......................    1,042,600
    13,327   Aventis (15).......................      946,841
    25,295   Bouygues (20)......................      708,583
    16,088   Compagnie de Saint-Gobain (3)......      724,034
     9,780   Pernod Ricard (9)..................      960,668
    25,630   Publicis Groupe (14)...............      709,338
    13,244   Societe Generale Paris (2).........      874,718
    18,257   TotalFinaElf CL B (7)..............    2,972,036
    17,903   Valeo (1)..........................      746,330
    10,983   Vivendi Universal (14).............      237,953
                                                  -----------
                                                   10,416,341
                                                  -----------
             JAPAN (14.8%)
    88,000   Ajinomoto Co. Inc. (9).............      945,312
    13,300   Capcom Co. Ltd. (18)...............      344,401
    72,000   Fuji Heavy Industries (1)..........      344,017
       130   Japan Telecom Co. Ltd. (20)........      372,468
   114,000   Komatsu Ltd. (3)...................      408,520
    51,000   Leopalace21 Corp. (16).............      362,110
    42,500   Marui Co. (17).....................      539,260
    76,000   NGK Insulators (3).................      602,464
   157,200   Nikko Cordial Corp. (6)............      794,437
    45,000   Nippon Meat Packers (9)............      564,591
    33,700   Nomura Securities Co. Ltd. (6).....      495,443
    36,800   Sega Corp. (5).....................      885,303
    18,000   Seven-Eleven Japan (8).............      709,686
    11,900   TDK Corp. (19).....................      562,620
     8,800   Tokyo Electron Ltd. (19)...........      574,097
    38,900   Toyota Motor Corp. (1).............    1,033,304
    36,000   Yamato Transport Co. (21)..........      657,060
                                                  -----------
                                                   10,195,093
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             NETHERLANDS (8.7%)
    46,015   ASM Lithography Holding (19).......  $   730,392
   946,160   ING Groep (6)......................      850,596
    69,750   Koninklijke KPN (20)...............      327,375
    46,283   Koninklijke (Royal) Philips
              Electronics (19)..................    1,295,598
    16,530   Royal Dutch Petroleum Co. (7)......      923,155
    18,133   Unilever (9).......................    1,190,436
   282,753   Wolters Kluwer (14)................      649,360
                                                  -----------
                                                    5,966,912
                                                  -----------
             GERMANY (8.0%)
     4,664   Allianz Holding (12)...............      936,590
     6,500   DePfa Bank (2).....................      353,997
    52,800   Deutsche Lufthan (21)..............      742,412
     9,180   E On (22)..........................      536,312
    14,761   Henkel KGAA Pfd. (11)..............    1,017,297
    28,600   SGL Carbon (13)....................      509,755
    16,967   Schering (15)......................    1,064,326
     6,735   Volkswagen (1).....................      328,115
                                                  -----------
                                                    5,488,804
                                                  -----------
             SWITZERLAND (5.7%)
     4,555   Nestle (9).........................    1,065,228
    17,497   Novartis REG (15)..................      771,788
    26,700   STMicroelectronics (19)............      649,611
    28,134   UBS (2)............................    1,419,214
                                                  -----------
                                                    3,905,841
                                                  -----------
             CANADA (4.6%)
    15,400   Alcan Aluminum Ltd. (13)...........      587,763
    23,200   Barrick Gold Corp. (13)............      442,424
    50,850   Hudson's Bay Co. (17)..............      456,432
    15,700   Inco Ltd. (13).....................      354,647
    26,600   Sun Life Finl. Svcs. of Canada
              (12)..............................      579,225
    16,787   Talisman Energy Inc. (7)...........      757,847
                                                  -----------
                                                    3,178,338
                                                  -----------
             SPAIN (2.7%)
    42,000   Banco Santander Central Hispano
              (2)...............................      334,371
    26,300   Endesa (22)........................      383,082
    58,283   Telefonica (20)....................      490,550
    37,100   Union Electrica Fenosa (22)........      683,297
                                                  -----------
                                                    1,891,300
                                                  -----------
             FINLAND (2.7%)
    69,200   Nokia OYJ (19).....................    1,015,494
    21,200   UPM-Kymmene OYJ (13)...............      836,751
                                                  -----------
                                                    1,852,245
                                                  -----------
             AUSTRALIA (2.6%)
   112,241   BHP Billiton Ltd. (13).............      650,585
    38,750   News Corp. Ltd. (14)...............      888,538
    52,461   News Corp. Ltd. (14)...............      285,777
                                                  -----------
                                                    1,824,900
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                     FAIR
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             ITALY (2.6%)
   141,204   Autostrade (21)....................  $ 1,173,091
    78,150   Telecom Italia (20)................      613,656
                                                  -----------
                                                    1,786,747
                                                  -----------
             RUSSIA (2.3%)
    21,800   JSC Mining & Smelting Co. (13).....      456,274
     9,000   Lukoil Oil Co. (7).................      585,900
     7,570   Vimpel-Communications (20).........      192,732
     2,380   Yukos Oil Co. (7)..................      328,933
                                                  -----------
                                                    1,563,839
                                                  -----------
             SOUTH KOREA (2.1%)
    55,215   Coreana Cosmetics Co. Ltd. (11)....      174,411
    26,700   Korea Electric Power Corp. (22)....      488,279
     2,780   Samsung Electronics Co. (19).......      760,283
                                                  -----------
                                                    1,422,973
                                                  -----------
             HONG KONG (1.9%)
   356,000   Citic Pacific Ltd. (3).............      771,338
    64,000   Television Broadcasts Ltd. (14)....      272,412
   131,000   Wharf Holdings Ltd. (6)............      309,028
                                                  -----------
                                                    1,352,778
                                                  -----------
             SINGAPORE & MALAYSIA (1.6%)
   131,000   City Developments Ltd. (16)........      422,473
    90,500   Singapore Airlines Ltd. (21).......      660,527
                                                  -----------
                                                    1,083,000
                                                  -----------
             IRELAND (0.5%)
   197,600   Independent News & Media (14)......      391,327
                                                  -----------

                                                     FAIR
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             BELGIUM (0.0%)
       473   Telindus Group NV Strip VVPR
              (19)..............................  $         5
                                                  -----------
             TOTAL FOREIGN COMMON STOCK
              (93.8%)...........................  $64,630,417
                                                  -----------

                                                     FAIR
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
    17,200   Pan-American Beverage (9)..........  $   245,100
                                                  -----------
             TOTAL U.S. COMMON STOCK (0.3%).....  $   245,100
                                                  -----------
             TOTAL COMMON STOCK (94.1%).........  $64,875,517
                                                  -----------

   FACE                                              FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (6.2%)
$4,240,000   State Street Bank 0.650% due
              07/01/02
              Repurchase price $4,240,230
              Collateralized by U.S. Treasury
              Note
              Market Value: $4,328,497
              Face Value: $4,330,000
              Due: 02/15/15
              Interest: 11.250%.................  $ 4,240,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (6.2%)............................  $ 4,240,000
                                                  -----------
             TOTAL HOLDINGS (100.3%)
              (COST $70,990,416) (a)............  $69,115,517
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.3%)...............     (207,050)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $68,908,467
                                                  ===========

---------------

  *  Represents non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $159,865.
     See note 1.

INDUSTRY CLASSIFICATIONS

  (1)  Automobiles & Components.......  3.6%
  (2)  Banks..........................  6.9%
  (3)  Capital Goods..................  5.9%
  (4)  Commercial Services &            1.5%
       Supplies.......................
  (5)  Consumer Durables & Apparel....  1.3%
  (6)  Diversified Financials.........  4.1%
  (7)  Energy.........................  9.2%
  (8)  Food & Drug Retailing..........  1.0%
  (9)  Food, Beverage & Tobacco.......  8.8%
 (10)  Hotels, Restaurants &            1.3%
       Leisure........................
 (11)  Household & Personal Products..  1.7%
 (12)  Insurance......................  2.2%
 (13)  Materials......................  7.9%
 (14)  Media..........................  7.1%
 (15)  Pharmaceuticals &                4.0%
       Biotechnology..................
 (16)  Real Estate....................  1.2%
 (17)  Retailing......................  2.8%
 (18)  Software & Services............  0.5%
 (19)  Technology, Hardware &           8.1%
       Equipment......................
 (20)  Telecommunication Services.....  5.7%
 (21)  Transportation.................  5.9%
 (22)  Utilities......................  3.4%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $70,990,416).............  $69,115,517
  Receivable for securities sold............    1,192,669
  Receivable for fund shares sold...........        6,028
  Dividends and accrued interest
    receivable..............................      262,260
                                              -----------
    Total assets............................   70,576,474
                                              -----------
Liabilities:
  Cash overdraft............................      151,777
  Payable for securities purchased..........    1,352,080
  Payable for fund shares redeemed..........       28,603
  Payable for investment management services
    (note 5)................................       49,099
  Other accrued expenses....................       86,448
                                              -----------
    Total liabilities.......................    1,668,007
                                              -----------
Net assets..................................  $68,908,467
                                              ===========
Net assets consist of:
  Par value, $1 per share...................    8,746,508
  Paid-in capital in excess of par value....  103,342,475
  Accumulated net realized loss on
    investments.............................  (41,433,561)
  Net unrealized appreciation (depreciation)
    on:
    Investments.............................   (1,874,899)
    Foreign currency related transactions...       15,833
  Undistributed net investment income.......      112,111
                                              -----------
Net assets..................................  $68,908,467
                                              ===========
Shares outstanding (note 4).................    8,746,508
Net asset value per share...................  $      7.88
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $    14,204
  Dividends (net of $78,148 foreign taxes
    withheld)................................      706,507
                                               -----------
    Total investment income..................      720,711
                                               -----------
Expenses:
  Management fees (note 6)...................      335,960
  Accounting, custody and transfer agent
    fees.....................................      109,880
  Directors' fees............................        1,395
  Professional fees..........................        4,656
  Printing and proxy fees....................        8,494
  Filing fees................................          726
  Other......................................        1,417
                                               -----------
    Total expenses...........................      462,528
                                               -----------
      Less fees waived by advisor (note 6)...      (18,666)
                                               -----------
    Net expenses.............................      443,862
                                               -----------
    Net investment income....................      276,849
                                               -----------
Realized and unrealized gain (loss) on
  investments
  and foreign currency:
  Net realized loss from:
    Investments..............................   (6,582,319)
    Foreign currency related transactions....     (164,738)
  Change in unrealized appreciation
    (depreciation) on:
    Investments..............................    2,408,442
    Foreign currency related transactions....       26,894
                                               -----------
      Net loss on investments................   (4,311,721)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(4,034,872)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $   276,849        $    185,762
  Realized loss on investments and foreign currency
    transactions............................................     (6,747,057)        (30,554,992)
  Change in unrealized appreciation (depreciation) on
    investments.............................................      2,435,336          (3,338,546)
                                                                -----------        ------------
      Net decrease in assets from operations................     (4,034,872)        (33,707,776)
                                                                -----------        ------------
From capital share transactions (note 4):
  Received from shares sold.................................     73,732,239         225,398,569
  Paid for shares redeemed..................................    (83,928,338)       (233,098,626)
                                                                -----------        ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (10,196,099)         (7,700,057)
                                                                -----------        ------------
         Decrease in net assets.............................    (14,230,971)        (41,407,833)
Net Assets:
  Beginning of period.......................................     83,139,438         124,547,271
                                                                -----------        ------------
  End of period.............................................    $68,908,467        $ 83,139,438
                                                                ===========        ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ---------------------------------------
                                                                (UNAUDITED)         2001       2000       1999       1998
                                                              ----------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................       $ 8.34          $11.84     $21.51     $12.86     $13.39
Income (loss) from investment operations:
  Net investment income (loss)..............................         0.01            0.02      (0.02)     (0.02)      0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................        (0.47)          (3.52)     (4.74)      8.67       0.23
                                                                   ------          ------     ------     ------     ------
    Total income (loss) from investment operations..........        (0.46)          (3.50)     (4.76)      8.65       0.55
                                                                   ------          ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................         0.00            0.00       0.00       0.00      (0.32)
    Distributions from net realized capital gains and
      foreign currency related transactions.................         0.00            0.00      (4.16)      0.00      (0.75)
    Distributions in excess of capital gains & foreign
      currency related transactions.........................         0.00            0.00      (0.73)      0.00      (0.01)
    Return of capital.......................................         0.00            0.00      (0.02)      0.00       0.00
                                                                   ------          ------     ------     ------     ------
      Total distributions...................................         0.00            0.00      (4.91)      0.00      (1.08)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $ 7.88          $ 8.34     $11.84     $21.51     $12.86
                                                                   ======          ======     ======     ======     ======
Total return................................................        (5.52)%(b)     (29.57)%   (22.20)%    67.40%      3.88%
Ratios and supplemental data:
Net assets at end of period (millions)......................       $ 68.9          $ 83.1     $124.5     $173.0     $140.3
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................         1.18%(a)        1.20%      1.14%      1.21%      1.17%
  Ratio of net investment income (loss) to average net
    assets..................................................         0.74%(a)        0.19%     (0.11)%    (0.15)%     2.31%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         1.23%(a)        1.25%      1.20%      1.26%      1.17%
Portfolio turnover rate.....................................           53%            201%       273%       338%        22%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    -10.28%
Five-year                                     9.34%
Since inception (4/30/94)                    11.89%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Capital Appreciation Portfolio returned (9.95)% versus (13.15)% for the S&P 500 Index. Among the top performers for the period were Newmont Mining and Amerada Hess. Newmont benefited as the price of gold continued to rise, reaching multi-year highs as the US dollar started to weaken, and tensions between India and Pakistan brought fear of a possible nuclear exchange. In addition, the company became the world's largest gold producer as a result of its successful acquisition of Normandy Mining. During the period, Amerada Hess benefited from strong oil prices. The company also announced positive exploration results from its West African concession that was part of the company's Triton Energy acquisition. Rumors of a potential takeover by TotalFinaElf, a French oil company, also surfaced, further driving Hess's price up.

As we are all painfully aware, these have been, and continue to be, very difficult times in the equity markets. In addition to the recession of last year, the markets are contending with the terrorist uncertainty, the instability in the Middle East, the instability between India and Pakistan, the initial shock of the Enron/Andersen debacle and the continuous stream of revelations about corporate misbehavior and the damage that it is doing to many companies.

The "headline" news has swamped the information about the economy, which is quite positive. Everywhere we look, especially in newspapers and on TV, while the positive current facts are being reported, it is the negative possibilities that are being emphasized. This is clearly having an impact on public psychology as seen in the confidence polls. In fact, investors appear to us to be at, or close to, the level of pessimism that typically characterizes market bottoms.

It is at a time like this that one has to remind oneself about the role and benefit of equities in an investment portfolio. Historically, equities have produced attractive long-term returns relative to other assets. We see no reason to believe that won't hold true in the future as it has in the past.

Hindsight haunts us all. Certainly it would have been beneficial to have reduced equity holdings at the top of the market. The problem is that there is strong evidence that trying to call the market is a futile exercise.

There are a few things that we do know that are relevant to the investment outlook. We have had strong economic growth for the past two quarters, with the evidence available in the second quarter leading to predictions of more moderate, but still positive growth. Real incomes are strong and unemployment levels have stabilized. Housing activity and housing prices remain strong. This is important to the financial health of the consumer. The information available to us indicates that activity in the corporate sector is stabilizing and earnings are likely to improve in the last half of the year.

Most important, equity prices are substantially lower than they were two years ago and are now fairly valued by many measures. If history repeats itself, and it usually does, the market is likely to recover sometime in the next few quarters.

On the negative side, our cable stocks did not perform well. Valuations in the cable industry have retreated from the lofty levels achieved during the midst of Comcast's acquisition of AT&T Broadband. Market assumptions concerning the rate of the industry's digital rollout have been reduced, and Adelphia's surprise announcement of $2.3 billion in off-balance sheet debt, followed by their subsequent bankruptcy filing, shattered investor confidence. Cablevision suffered in sympathy with Adelphia, while simultaneously trying to resolve contentious negotiations with the Yankees Entertainment and Sports Network.

The outlook for the overall market is mixed, from our point of view. On the positive side, we think the economy is improving, but at a modest pace. In addition, interest rates and inflation remain low, and there is substantial liquidity available to drive stock prices. On the negative side, however, corporate earnings are depressed, and there is too much debt in the system. Global investors appear to be reducing US equity investments, as evidenced by the weakening US dollar. Headlines of corporate scandals also seem to be keeping many investors on the sidelines.

We continue to focus on companies that have the best prospects for positive earnings surprises as the year pro-

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

gresses. Certain financial stocks, advertising-related stocks, and retail stocks have already experienced upward earnings revisions. In addition, we expect that the stronger economy, and now the weaker US dollar, will create some upside earnings surprises in a number of Basic Materials areas. The paper industry is one that we favor in that respect, due to a contraction in industry capacity.

Overall, we are comfortable with our exposure to the strengthening economy. Currently, we seek to add stocks to the portfolio that are company-specific stories and are overlooked in this market, most likely in the mid-cap area. We feel that our recent additions of companies that serve the biotech and biopharmaceutical industry, through the manufacturing and/or distribution of consumables used in the research process, fit that profile. We believe it is a stock-picker's market today, and our opportunistic style should serve us well in this environment.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                          S&P 500 INDEX
                                                              -------------------------------             -------------
4/94                                                                        10000                              10000
6/94                                                                         9975                               9658
12/94                                                                     10452.8                            10131.2
6/95                                                                        11865                            12172.7
12/95                                                                     12816.6                            13923.1
6/96                                                                      13688.1                            15343.3
12/96                                                                     14835.1                            17136.9
6/97                                                                      16014.5                              20650
12/97                                                                     17089.1                            22834.7
6/98                                                                      18032.4                            26878.8
12/98                                                                     18099.1                            29359.7
6/99                                                                      19621.3                            32994.4
12/99                                                                     19268.1                            35538.3
6/00                                                                      19888.5                            35385.5
12/00                                                                       25336                            32299.9
6/01                                                                      27894.9                            30135.8
12/01                                                                     27791.7                            28463.2
6/02                                                                      25026.4                            32206.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Allstate Corp.                         2.8
 2.  Boise Cascade                          2.7
 3.  Temple Inland                          2.6
 4.  XL Capital Ltd. Class A                2.4
 5.  Federated Dept. Stores                 2.4
 6.  Hartford Financial Services            2.3
 7.  Diebold                                2.3
 8.  Fox Entertainment Group Inc.           2.1
 9.  Cambrex Corp.                          2.1
10.  Synopsys Inc.                          2.1

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Computer & Related                     13.3
 2.  Insurance Services                     12.6
 3.  Drugs/Biotechnology                     7.6
 4.  Oil, Energy & Natural Gas               7.5
 5.  Electronic Instruments                  6.8

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ADVERTISING (0.5%)
    68,600   *Doubleclick Inc. ................  $    509,012
                                                 ------------
             AEROSPACE (1.8%)
    15,100   Northrop Grumman Corp. ...........     1,887,500
                                                 ------------
             BROADCAST RADIO & TV (4.4%)
    27,100   *Echostar Communications..........       502,976
   103,800   *Fox Entertainment Group Inc.-A...     2,257,650
   192,500   *Liberty Media Corp.-A............     1,925,000
                                                 ------------
                                                    4,685,626
                                                 ------------
             BUSINESS SERVICES (1.8%)
    98,300   *Ceridian Corp. ..................     1,865,734
                                                 ------------
             CHEMICALS (2.7%)
    28,000   *FMC Corp. .......................       844,760
    99,800   IMC Global Inc. ..................     1,247,500
    43,400   Monsanto Co. .....................       772,520
                                                 ------------
                                                    2,864,780
                                                 ------------
             COMPUTER & RELATED (13.3%)
   192,300   *3 Com Corp. .....................       846,120
    36,500   Adobe Systems Inc. ...............     1,040,250
    55,100   Autodesk Inc. ....................       730,075
    95,700   *BMC Software Inc. ...............     1,588,620
   148,921   Hewlett Packard Co. ..............     2,275,513
   123,900   *Ingram Micro Inc. CL A...........     1,703,625
    72,000   J. D. Edwards.....................       874,800
   154,000   *Maxtor Corp. ....................       696,080
    36,200   *Mentor Graphics..................       514,764
   135,400   *Parametric Technology Co. .......       464,422
   119,900   *Sybase Inc. .....................     1,264,945
    40,000   *Synopsys Inc. ...................     2,192,400
                                                 ------------
                                                   14,191,614
                                                 ------------
             CONSUMER PRODUCTS (2.5%)
    86,400   *Polo Ralph Lauren Corp. .........     1,935,360
    35,200   Tupperware Corp. .................       731,808
                                                 ------------
                                                    2,667,168
                                                 ------------
             DRUGS/BIOTECHNOLOGY (7.6%)
    56,800   Cambrex Corp. ....................     2,277,680
    50,300   ICN Pharmaceuticals Inc. .........     1,217,763
    48,600   *Invitrogen Corp. ................     1,555,686
    55,700   *Millipore Corp. .................     1,781,286
    25,200   Wyeth.............................     1,290,240
                                                 ------------
                                                    8,122,655
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (7.9%)
   258,000   *Agere Systems Inc. ..............       387,000
    88,400   *Apogent Technologies Inc. .......     1,818,388
    68,800   *Fischer Scientific Intl..........     1,926,400
    28,500   *International Rectifier Corp. ...       830,775
    63,000   Pall Corp. .......................     1,307,250
   146,200   *Solectron Corp. .................       899,130
    58,100   *Vishay Intertechnology Inc. .....     1,278,200
                                                 ------------
                                                    8,447,143
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.9%)
    52,500   *Edwards AG.......................  $  2,040,675
    27,200   Merrill Lynch.....................     1,101,600
                                                 ------------
                                                    3,142,275
                                                 ------------
             FORESTRY & PAPER PRODUCTS (5.3%)
    83,800   Boise Cascade Corp. ..............     2,893,614
    48,000   Temple-Inland Inc. ...............     2,777,280
                                                 ------------
                                                    5,670,894
                                                 ------------
             INSURANCE (12.6%)
    81,800   Allstate Corp. ...................     3,024,964
    48,800   Aon Corp. ........................     1,438,624
    16,400   Cigna Corp. ......................     1,597,688
    47,600   *CNA Financial Corp. .............     1,261,400
    41,000   Hartford Financial Services
              Grp. ............................     2,438,270
    26,300   Lincoln National Corp. ...........     1,104,600
    30,700   XL Capital Ltd. ..................     2,600,290
                                                 ------------
                                                   13,465,836
                                                 ------------
             MEDIA & PUBLISHING (2.7%)
    16,900   Knight Ridder Inc. ...............     1,063,855
    32,200   New York Times Co. CL A...........     1,658,300
     5,100   Scholastic Corp. .................       193,290
                                                 ------------
                                                    2,915,445
                                                 ------------
             MEDICAL & RELATED (1.7%)
    88,000   *Health Mgmt. Assoc. .............     1,773,200
                                                 ------------
             METALS & MINING (3.9%)
    57,200   Englehard Corp. ..................     1,619,904
    80,600   *Stillwater Mining Co. ...........     1,312,168
    62,600   United States Steel Corp. ........     1,245,114
                                                 ------------
                                                    4,177,186
                                                 ------------
             OFFICE EQUIPMENT (2.3%)
    66,900   Diebold...........................     2,491,356
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.5%)
    24,020   Apache Corp. .....................     1,380,670
    51,200   Conoco Inc. ......................     1,423,360
    49,400   Diamond Offshore Drilling.........     1,407,900
    87,291   *FMC Technologies Inc. ...........     1,812,161
    24,200   *Newfield Exploration Co. ........       899,514
    29,900   Unocal Corp. .....................     1,104,506
                                                 ------------
                                                    8,028,111
                                                 ------------
             RETAIL (6.6%)
    81,700   Circuit City Stores Inc. .........     1,531,875
    65,500   *Federated Department Stores
              Inc. ............................     2,600,350
   107,500   *Saks Inc. .......................     1,380,300
    89,300   *Toys "R" Us Inc. ................     1,560,071
                                                 ------------
                                                    7,072,596
                                                 ------------
             TRANSPORTATION (2.8%)
    92,000   Delta Airlines....................     1,840,000
    88,800   *Expressjet Holdings..............     1,158,840
                                                 ------------
                                                    2,998,840
                                                 ------------
             TOTAL U.S. COMMON STOCKS
              (90.8%)..........................  $ 96,976,971
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BARBADOS (1.4%)
             INSURANCE (1.4%)
    27,300   Everest RE Group Ltd. ............  $  1,527,435
                                                 ------------
             UNITED KINGDOM (3.0%)
             MEDIA & PUBLISHING (1.7%)
   169,100   Pearsons..........................     1,756,949
                                                 ------------
             TELECOMMUNICATIONS & RELATED (1.3%)
   178,100   Cable & Wireless..................     1,383,837
                                                 ------------
             TOTAL UNITED KINGDOM..............     3,140,786
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (4.4%)...........................  $  4,668,221
                                                 ------------
             TOTAL COMMON STOCKS (95.2%).......  $101,645,192
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.4%)
$4,701,000   American Express
             1.681% 07/01/02...................  $  4,701,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (4.4%).....  $  4,701,000
                                                 ------------
             TOTAL HOLDINGS (99.6%) (COST
              $107,694,759) (a)................  $106,346,192
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.4%)...............       450,286
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $106,796,478
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $529,970.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $107,694,759)...........  $106,346,192
  Receivable for securities sold...........       930,507
  Receivable for fund shares sold..........       276,663
  Dividends and accrued interest
    receivable.............................        87,421
  Other....................................         1,142
                                             ------------
    Total assets...........................   107,641,925
                                             ------------
Liabilities:
  Cash overdraft...........................         1,629
  Payable for securities purchased.........       751,251
  Payable for fund shares redeemed.........         2,641
  Payable for investment management
    services (note 3)......................        72,684
  Other accrued expenses...................        17,242
                                             ------------
    Total liabilities......................       845,447
                                             ------------
Net assets.................................  $106,796,478
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,449,606
  Paid-in capital in excess of par value...   103,497,972
  Accumulated net realized loss on
    investments............................    (3,804,415)
  Net unrealized depreciation on
    investments............................    (1,348,567)
  Undistributed net investment income......         1,882
                                             ------------
Net assets.................................  $106,796,478
                                             ============
Shares outstanding (note 4)................     8,449,606
Net asset value per share..................  $      12.64
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $     91,088
  Dividends (net withholding tax $16,872)...       577,845
                                              ------------
    Total investment income.................       668,933
                                              ------------
Expenses:
  Management fees (note 6)..................       441,847
  Custodian fees............................        10,769
  Directors' fees...........................         1,665
  Professional fees.........................         4,864
  Accounting and transfer agent fees........        51,026
  Printing fees.............................         9,493
  Filing fees...............................           851
  Other.....................................           798
                                              ------------
    Total expenses..........................       521,313
                                              ------------
    Net investment income...................       147,620
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........    (4,118,636)
  Change in unrealized appreciation
    (depreciation) on investments...........    (7,743,405)
                                              ------------
    Net loss on investments.................   (11,862,041)
                                              ------------
    Net decrease in net assets from
      operations............................  $(11,714,421)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    147,620       $    447,838
  Realized gain (loss) on investments.......................      (4,118,636)         9,095,764
  Change in unrealized depreciation on investments..........      (7,743,405)        (1,556,220)
                                                                ------------       ------------
      Net increase (decrease) in assets from operations.....     (11,714,421)         7,987,382
                                                                ------------       ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (145,738)          (454,158)
  Capital gains distributions...............................               0         (8,950,225)
                                                                ------------       ------------
      Total dividends and distributions.....................        (145,738)        (9,404,383)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      15,628,509         34,514,003
  Received from dividends reinvested........................         145,738          9,404,383
  Paid for shares redeemed..................................      (4,770,489)        (8,832,782)
                                                                ------------       ------------
    Increase in net assets derived from capital share
     transactions...........................................      11,003,758         35,085,604
                                                                ------------       ------------
         Increase (decrease) in net assets..................        (856,401)        33,668,603
Net Assets:
  Beginning of period.......................................     107,652,879         73,984,276
                                                                ------------       ------------
  End of period (a).........................................    $106,796,478       $107,652,879
                                                                ============       ============
(a) Includes undistributed (distributions in excess of) net
  investment income of......................................    $      1,882       $       (638)
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ---------------------------------------
                                                                (UNAUDITED)         2001       2000       1999       1998
                                                              ----------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................       $14.06          $14.05     $12.11     $12.92     $13.53
Income (loss) from investment operations:
  Net investment income.....................................         0.02            0.07       0.10       0.39       0.34
  Net realized and unrealized gain (loss)
    on investments..........................................        (1.42)           1.29       3.69       0.42       0.46
                                                                   ------          ------     ------     ------     ------
    Total income (loss) from investment
      operations............................................        (1.40)           1.36       3.79       0.81       0.80
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.02)          (0.07)     (0.10)     (0.39)     (0.34)
  Distributions from net realized capital gains.............         0.00           (1.28)     (1.75)     (1.23)     (1.06)
  Distributions in excess of capital gains..................         0.00            0.00       0.00       0.00      (0.01)
                                                                   ------          ------     ------     ------     ------
    Total distributions.....................................        (0.02)          (1.35)     (1.85)     (1.62)     (1.41)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $12.64          $14.06     $14.05     $12.11     $12.92
                                                                   ======          ======     ======     ======     ======
Total return................................................        (9.95)%(b)       9.69%     31.50%      6.46%      5.91%
Ratios and supplemental data:
Net assets at end of period (millions)......................       $106.8          $107.7     $ 74.0     $ 64.6     $ 76.5
Ratios to average net assets:
  Expenses..................................................         0.94%(a)        0.93%      0.96%      0.95%      0.93%
  Net investment income.....................................         0.27%(a)        0.49%      0.76%      2.94%      2.52%
Portfolio turnover rate.....................................           38%            126%       230%        34%        45%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 OBJECTIVE

The Discovery Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                  -25.73%
Five-year                                   8.23%
Since inception (4/30/94)                  13.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Discovery Portfolio returned (17.30)% versus (15.70)% for the Russell 2000 Growth Index.

Accounting scandals, a very weak dollar, and a slowing in consumers' willingness to spend combined to create a hostile environment for most asset classes during the second quarter, though smaller-cap issues generally outperformed. As one would expect in this cautious environment, growth issues continued to lag value issues.

Technology stocks again led the declines in the second quarter. While the Portfolio remained underweight the technology sector, many of our holdings across a variety of industries suffered significant weakness.

The Portfolio also continued to suffer from an underweight position in financial companies, the strongest-performing sector in the Russell 2000 Growth Index during the quarter. However, the Portfolio's performance benefited from strong stock selection and an overweight position in the industrials segment during the quarter.

While healthcare was one of the weaker performing sectors for the Index, the Portfolio held some companies that performed well, particularly nurse-staffing firms. Recent press highlighting the dramatic nurse shortage at U.S. hospitals has focused additional attention on the favorable industry dynamics for these companies.

Performance suffered from weak stock selection among consumer discretionary names and information technology holdings. We expect the Portfolio's exposure to the consumer sector to gradually decline in the next six months.

We are still of the belief that the economy is in recovery mode but that in these uncertain times, investors are waiting for evidence of this recovery to appear in the form of stronger corporate earnings. We believe the industrials sector could benefit from a U.S. economic recovery, so we continued to position the Portfolio with an overweight exposure to this economically sensitive sector relative to the benchmark.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[Performance Graph]

                                                               Discovery Portfolio (Commenced operations April 30, 1994)
4/94                                                                                                              10000
6/94                                                                                                              10144
12/94                                                                                                           12126.1
6/95                                                                                                            14236.1
12/95                                                                                                           16129.5
6/96                                                                                                            18455.4
12/96                                                                                                           18986.9
6/97                                                                                                            18979.3
12/97                                                                                                           20594.4
6/98                                                                                                            21372.9
12/98                                                                                                           22770.7
6/99                                                                                                            30341.9
12/99                                                                                                           47011.8
6/00                                                                                                            56813.7
12/00                                                                                                             41741
6/01                                                                                                            37942.6
12/01                                                                                                           34076.3
6/02                                                                                                            28181.1

                                                                     Russell 2000 Index
4/94                                                                              10000
6/94                                                                               9554
12/94                                                                             10026
6/95                                                                            11471.7
12/95                                                                           12878.1
6/96                                                                            14212.3
12/96                                                                           15002.5
6/97                                                                            16532.8
12/97                                                                           18343.1
6/98                                                                            19309.8
12/98                                                                             17933
6/99                                                                            19597.2
12/99                                                                             21745
6/00                                                                            22403.9
12/00                                                                           21104.5
6/01                                                                            22541.7
12/01                                                                           21619.8
6/02                                                                            20603.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3,000 index.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Accredo Health Inc.                    2.0
 2.  ITT Educational Services Inc.          1.9
 3.  Corinthian Colleges Inc.               1.8
 4.  Pentair Inc.                           1.8
 5.  Insight Enterprises Inc.               1.7
 6.  Foot Locker Inc.                       1.6
 7.  Community Health Systems               1.6
 8.  Duane Reade Inc.                       1.6
 9.  Rent-A-Center Inc.                     1.6
10.  Alloy Inc.                             1.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Retail                                14.9
 2.  Electronics/Semiconductors             7.9
 3.  Drugs/Biotechnology                    7.3
 4.  Education                              6.2
 5.  Computer & Related                     4.9

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (B)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (0.6%)
     8,812   *Alliant Techsystems Inc. .........  $   562,206
                                                  -----------
             AUTOMOTIVE & RELATED (0.9%)
    64,250   *Tower Automotive..................      896,288
                                                  -----------
             BANKING (0.7%)
    20,025   *Southwest Bancorp of Texas........      725,306
                                                  -----------
             BROADCAST RADIO & TV (0.4%)
    23,075   *Radio One Inc. CL D...............      343,125
                                                  -----------
             BUILDING & CONSTRUCTION (2.4%)
    31,050   Fastenal Co. ......................    1,195,735
    32,175   *Jacobs Engineering Group Inc. ....    1,119,046
                                                  -----------
                                                    2,314,781
                                                  -----------
             BUSINESS SERVICES (1.9%)
    10,900   *FTI Consulting....................      381,609
    73,275   *Macrovision Corp. ................      960,635
    56,050   *Management Network Group Inc. ....      130,036
    45,050   *Teletech Holdings Inc. ...........      429,777
                                                  -----------
                                                    1,902,057
                                                  -----------
             CHEMICALS (0.8%)
    49,050   RPM Inc. Ohio......................      748,013
                                                  -----------
             COMPUTER & RELATED (4.9%)
    71,855   *Braun Consulting Inc. ............      250,774
    13,625   *CDW Computer Centers Inc. ........      637,786
    65,205   *Insight Enterprises Inc. .........    1,642,514
    36,300   *Keane Inc. .......................      450,120
    31,875   *Netscreen Technologies Inc. ......      292,613
    15,375   *Tech Data Corp. ..................      581,944
    60,950   *Webex Communications Inc. ........      969,105
                                                  -----------
                                                    4,824,856
                                                  -----------
             COMPUTER SOFTWARE (4.7%)
    25,850   *Activision Inc. ..................      751,201
    74,125   *Documentum Inc. ..................      889,500
    23,875   *Netiq Corp. ......................      540,291
    28,075   *Retek Inc. .......................      682,223
    60,775   *Secure Computing Corp. ...........      458,851
    43,537   *THQ Inc. .........................    1,298,273
                                                  -----------
                                                    4,620,339
                                                  -----------
             CONSUMER PRODUCTS (2.1%)
    37,200   *Furniture Brands Intl. Inc. ......    1,125,300
    19,500   Harman International...............      960,375
                                                  -----------
                                                    2,085,675
                                                  -----------
             DIVERSIFIED MANUFACTURING (2.4%)
    53,850   *Crown Cork & Seal.................      368,872
    36,650   Pentair Inc. ......................    1,762,132
     7,300   Roper Industries Inc. .............      272,290
                                                  -----------
                                                    2,403,294
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (7.3%)
    16,850   *Celgene Corp. ....................  $   257,805
     7,325   *Cephalon Inc. ....................      331,090
    42,600   *Charles River Laboratories........    1,493,130
    51,700   *First Horizon Pharmaceutical......    1,069,673
    45,800   *Integra Lifesciences Holding......      996,150
    31,875   *Medicis Pharmaceutical............    1,362,975
    16,425   *Myriad Genetics Inc. .............      334,085
    68,850   *Sicor Inc. .......................    1,276,479
                                                  -----------
                                                    7,121,387
                                                  -----------
             EDUCATION (6.2%)
    19,675   *Career Education Corp. ...........      885,375
    52,150   *Corinthian Colleges Inc. .........    1,767,363
    33,750   *Education Management Corp. .......    1,374,637
    83,450   *ITT Educational Services Inc. ....    1,819,210
     4,450   Strayer Education Inc. ............      283,020
                                                  -----------
                                                    6,129,605
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (7.9%)
    65,975   *Aeroflex Inc. ....................      458,526
    21,300   Ametek Inc. .......................      793,425
    18,200   *Arrow Electronics Inc. ...........      377,650
    18,900   *Astropower Inc. ..................      371,196
    54,625   *AXT Inc. .........................      435,907
    34,525   *Brooks-Pri Automation Inc. .......      882,459
    11,600   *Cymer Inc. .......................      406,464
    30,100   *Electro Scientific Industries
              Inc. .............................      731,430
    58,750   *Entegris Inc. ....................      857,750
    12,875   *FEI Co. ..........................      315,566
    31,300   Helix Technology Corp. ............      644,780
    93,200   *Microtune Inc. ...................      830,412
    24,625   *Silicon Labs......................      666,353
                                                  -----------
                                                    7,771,918
                                                  -----------
             ENTERTAINMENT & LEISURE (1.7%)
    37,625   Brunswick Corp. ...................    1,053,500
    35,600   *Penn National Gaming Inc. ........      646,140
                                                  -----------
                                                    1,699,640
                                                  -----------
             FINANCIAL & RELATED (1.1%)
    15,825   *Americredit Corp. ................      443,891
    19,350   Investors Financial Services.......      648,999
                                                  -----------
                                                    1,092,890
                                                  -----------
             FOOD & RELATED (0.5%)
    11,175   *Whole Foods Market Inc. ..........      538,859
                                                  -----------
             HOTEL, LODGING & CASINOS (1.8%)
    42,825   *Fairmont Hotels W/I...............    1,104,028
    15,325   *Hotels.com........................      647,175
                                                  -----------
                                                    1,751,203
                                                  -----------
             INSURANCE (0.6%)
    16,075   Gallagher Arthur J & Co. ..........      556,999
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (B) (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (9.6%)
    41,455   *Accredo Health Inc. ..............  $ 1,912,734
    19,575   *AMN Health Care...................      685,321
    28,525   *Ameripath Inc. ...................      684,600
    57,950   *Community Health Systems..........    1,553,060
    15,525   *Cross Country Inc. ...............      586,845
    11,600   *Dianon Systems....................      619,672
    17,025   *Henry Schein Inc. ................      757,613
    33,175   *Medical Staffing Network
              Holdings..........................      812,788
    23,775   Omnicare Inc. .....................      624,332
    14,300   *Patterson Dental Co. .............      719,719
    13,575   *United Surgical Partners..........      420,554
                                                  -----------
                                                    9,377,238
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.1%)
    42,125   *National-Oilwell Inc. ............      886,731
    26,100   *Pioneer Natural Resources.........      679,905
    12,600   *Spinnaker Exploration Co. ........      453,852
                                                  -----------
                                                    2,020,488
                                                  -----------
             REAL ESTATE & LEASING (0.9%)
   123,125   *La Quinta Properties..............      892,656
                                                  -----------
             RENTAL EQUIPMENT (1.6%)
    26,550   *Rent-A-Center Inc. ...............    1,540,166
                                                  -----------
             RESTAURANTS (1.3%)
    66,825   Ruby Tuesday Inc. .................    1,296,405
                                                  -----------
             RETAIL (14.9%)
   108,425   *Alloy Inc. .......................    1,565,657
    16,875   *Childrens Place...................      447,204
    22,725   *Columbia Sportswear...............      727,177
    29,225   *Cost Plus Inc. ...................      890,164
    45,950   *Duane Reade Inc. .................    1,564,597
    29,225   *Electronics Boutique Holding......      856,293
   109,475   *Foot Locker Inc. .................    1,581,914
    34,000   *Gamestop Corp.....................      713,660
    46,750   *Genesco Inc. .....................    1,138,362
    54,000   *Hollywood Entertainment...........    1,116,720
    24,850   *Linens 'N Things..................      815,328
    49,075   *Movie Gallery Inc. ...............    1,036,464
    27,775   *Nautilus Group Inc. ..............      849,915
    23,950   *Tuesday Morning Corp. ............      444,512
     8,100   *Tweeter Home Entertainment
              Group.............................      132,354
    29,925   *Ultimate Electronics Inc. ........      775,357
                                                  -----------
                                                   14,655,678
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & RELATED (4.1%)
    73,000   *Centillium Communications.........  $   636,560
   249,854   *DMC Stratex Networks Inc. ........      502,207
    14,900   Harris Corp. ......................      539,976
   105,825   *Powerwave Technologies Inc. ......      969,357
    53,625   *Quanta Services Inc. .............      529,279
   146,043   *Remec Inc. .......................      819,301
                                                  -----------
                                                    3,996,680
                                                  -----------
             TRANSPORTATION (3.8%)
    12,900   C.H. Robinson Worldwide Inc. ......      432,537
    11,825   *Forward Air Corp. ................      387,623
    59,675   *Pacer International Inc...........    1,028,797
    61,366   Werner Enterprises Inc. ...........    1,307,709
    17,025   *Yellow Corporation................      551,610
                                                  -----------
                                                    3,708,276
                                                  -----------
             WASTE MANAGEMENT (2.1%)
    39,300   *Stericycle Inc. ..................    1,391,613
    22,150   *Waste Connections.................      691,966
                                                  -----------
                                                    2,083,579
                                                  -----------
             TOTAL U.S. COMMON STOCKS (89.3%)...  $87,659,607
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (9.5%)
$9,347,000   US Bank 1.350% 07/01/02
              Repurchase price $9,347,640
              Collateralized by FHR
              Market Value: $9,534,303
              Face Value: $9,603,327
              Due: 10/15/31
              Interest: 3.04%...................  $ 9,347,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (9.5%)............................  $ 9,347,000
                                                  -----------
             TOTAL HOLDINGS (98.8%)
              (COST $107,903,123) (a)...........  $97,006,607
                                                  -----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (1.2%).........    1,179,173
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $98,185,780
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $679,569.
     See note 1.
(b)  Prior to 5/1/02 the portfolio was known as Small Cap
     Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $107,903,123)............  $97,006,607
  Receivable for securities sold............    1,136,175
  Receivable for fund shares sold...........      162,210
  Dividends and accrued interest
    receivable..............................        6,192
  Other.....................................        1,857
                                              -----------
    Total assets............................   98,313,041
                                              -----------
Liabilities:
  Cash overdraft............................          263
  Payable for fund shares redeemed..........       15,806
  Payable for investment management services
    (note 3)................................       66,189
  Other accrued expenses....................       45,003
                                              -----------
    Total liabilities.......................      127,261
                                              -----------
Net assets..................................  $98,185,780
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,567,021
  Paid-in capital in excess of par value....  137,133,612
  Accumulated net realized loss on
    investments.............................  (34,205,739)
  Net unrealized depreciation on
    investments.............................  (10,896,516)
  Net investment loss.......................     (412,598)
                                              -----------
Net assets..................................  $98,185,780
                                              ===========
Shares outstanding (note 4).................    6,567,021
Net asset value per share...................  $     14.95
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $     81,856
  Dividends (net withholding tax $128)......        43,341
                                              ------------
    Total investment income.................       125,197
                                              ------------
Expenses:
  Management fees (note 6)..................       445,962
  Custodian fees............................        15,030
  Directors' fees...........................         1,981
  Professional fees.........................         4,989
  Accounting and transfer agent fees........        57,065
  Printing fees.............................        10,825
  Filing fees...............................         1,036
  Other.....................................           907
                                              ------------
    Total expenses..........................       537,795
                                              ------------
    Net investment loss.....................      (412,598)
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........    (8,984,312)
  Change in unrealized appreciation
    (depreciation) on investments...........   (11,449,595)
                                              ------------
    Net loss on investments.................   (20,433,907)
                                              ------------
    Net decrease in net assets from
      operations............................  $(20,846,505)
                                              ============

---------------

(a) Prior to 5/1/02 the portfolio was known as Small Cap Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (C)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $  (412,598)       $   (673,744)
  Realized loss on investments..............................     (8,984,312)        (25,187,261)
  Change in unrealized depreciation on investments..........    (11,449,595)         (3,142,889)
                                                                -----------        ------------
      Net decrease in assets from operations................    (20,846,505)        (29,003,894)
                                                                -----------        ------------
From capital share transactions (note 4):
  Received from shares sold.................................      4,426,430          13,436,302
  Paid for shares redeemed..................................     (7,027,403)        (20,844,386)
                                                                -----------        ------------
      Decrease in net assets derived from capital share
       transactions.........................................     (2,600,973)         (7,408,084)
                                                                -----------        ------------
         Decrease in net assets.............................    (23,447,478)        (36,411,978)
Net Assets:
  Beginning of period.......................................    121,633,258         158,045,236
                                                                -----------        ------------
  End of period.............................................    $98,185,780        $121,633,258
                                                                ===========        ============

 FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS
                                                                  ENDED                YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2002     ---------------------------------------
                                                               (UNAUDITED)       2001       2000       1999       1998
                                                              -------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................     $18.08         $22.14     $31.62     $20.70     $18.72
Income (loss) from investment operations:
  Net investment loss.......................................      (0.06)         (0.10)     (0.22)     (0.16)     (0.06)
  Net realized and unrealized gain (loss) on investments....      (3.07)         (3.96)     (3.09)     21.96       2.04
                                                                 ------         ------     ------     ------     ------
    Total income (loss) from investment operations..........      (3.13)         (4.06)     (3.31)     21.80       1.98
                                                                 ------         ------     ------     ------     ------
Less distributions:
  Distributions from net realized capital gains.............       0.00           0.00      (6.09)    (10.88)      0.00
  Return of capital.........................................       0.00           0.00      (0.08)      0.00       0.00
                                                                 ------         ------     ------     ------     ------
    Total distributions.....................................       0.00           0.00      (6.17)    (10.88)      0.00
                                                                 ------         ------     ------     ------     ------
Net asset value, end of period..............................     $14.95         $18.08     $22.14     $31.62     $20.70
                                                                 ======         ======     ======     ======     ======
Total return................................................     (17.30)%(b)    (18.36)%   (11.22)%   106.46%     10.57%
Ratios and supplemental data:
Net assets at end of period (millions)......................     $ 98.2         $121.6     $158.0     $167.9     $75.60
Ratios to average net assets:
  Expenses..................................................       0.96%(a)       0.96%      0.92%      0.89%      0.91%
  Net investment loss.......................................      (0.74)%(a)     (0.54)%    (0.64)%    (0.61)%    (0.30)%
Portfolio turnover rate.....................................         65%           112%       138%       166%        99%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Prior to 5/1/02 the portfolio was known as Small Cap Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   -15.65%
Five-year                                    1.68%
Since inception (3/31/95)                    5.33%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the International Small Company Portfolio returned 0.42%, versus 8.88% for the MSCI World ex-U.S.A. Small Cap Index.

Equity markets initially were buoyed by hopes of a second half recovery, which became less promising as the half ended, reflected by economic gloom and profit warnings. From the end of December 2001 to June 2002, the Federal Reserve held interest rates steady. The Bank of England and the European Central Bank have also held rates steady. Profit warnings picked up again as analysts' expectations looked too optimistic. Earnings downgrades are thus likely to persist into the third quarter notwithstanding a tightening of accounting standards.

The performance of the MSCI World ex-U.S.A. Small Cap Index (MSCI Index), measured in U.S. dollars, was 8.88% for the first half of 2002. Strong individual country performances (based on MSCI Small Cap country indices) were by Ireland and Japan, which returned 19.33% and 17.5%, respectively. This latter point is especially important as the U.S. dollar continued to weaken, thereby enhancing returns to foreign investors. In local currency terms, Ireland gained 7.59% and Japan gained only 7.46%. Weaker markets included Germany (4.64%) and the Netherlands (2.6%).

The Portfolio's performance was largely attributable to the poor performance delivered by European markets and the Portfolio's asset allocation of nearly 45% to that region. Our media holdings in Europe underperformed due to the anticipated recovery in advertising market spending not materializing as the cyclical recovery began waning. As such we sold our exposure in Havas (France) & Modern Times Group (Sweden). Other detractors from the Portfolio's performance included MLP, a German financial services firm, and Taro Pharmaceuticals, an Israeli generic drug manufacturer.

Despite diversification across numerous industries, small cap stocks continued to suffer negative price performance as they were broadly sold by the market in a knee-jerk reaction to unrelated profit warnings.

Fund performance was positively affected by strong stock selection. Investments in Baytex Energy (oil/gas exploration) in Canada, Swedish Match (tobacco) of Sweden, and IHC Caland (oil services) of the Netherlands contributed positively to the Portfolio.

We believe that the U.S. economic recovery is underway. The market seems to have become disillusioned and hence disappointed with the strength of the recovery. As the international markets continue to outperform in U.S. dollar terms, liquidity should improve as investors, both U.S. and foreign, look to overseas markets. We do not anticipate significant changes to our Portfolio. While we do not expect the market to roar ahead in the second half of this year, we do expect to continue to find niche leaders that are attractively priced with promising growth prospects. While the market may be overlooking these gems, we believe that the market will recognize them in time and reward current investors for their patience.

We continue to view the U.S. dollar as potentially weakening over the coming months. This position leads us to focus on companies that have very strong domestic franchises within their country or region, thereby avoiding or minimizing trade exposure to the U.S. dollar.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                             INTERNATIONAL SMALL COMPANY
                                                PORTFOLIO (COMMENCED                                   MSCI WORLD EX-U.S.A. SMALL
                                             OPERATIONS MARCH 31, 1995)            MSCI EAFE                   CAP INDEX
                                             ---------------------------           ---------           --------------------------
3/95                                                     10000                        10000
6/95                                                     10421                        10073
12/95                                                    10890                      10934.2
6/96                                                   11945.2                      11444.9
12/96                                                  12206.8                      11630.3
6/97                                                   13407.9                      12951.5
12/97                                                  13630.5                      11765.1
6/98                                                   14466.1                        13657                       14466
12/98                                                  14110.2                      14028.4                       14467
6/99                                                   17531.9                      14585.4                       14468
12/99                                                    29422                      17811.6                       14469
6/00                                                   25235.3                      17088.5                       14470
12/00                                                  20516.3                      15289.1                       14471
6/01                                                   17274.7                      13015.6                     14145.4
12/01                                                    14509                        11632                     12684.2
6/02                                                     14570                        10399                     13810.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization-weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

MSCI World ex-U.S.A. Small Cap Index is created by selecting companies within the market capitalization range of USD $200-800 million. The dollar denominated range is applied across 23 developed markets.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  CAE Inc.                               0.9
 2.  Stada Arzneimittel                     0.9
 3.  IHC Caland NV                          0.8
 4.  Industrial Alliance Life               0.8
 5.  Saipem                                 0.8
 6.  Toll Holdings                          0.8
 7.  Tandberg ASA                           0.8
 8.  Magna International                    0.8
 9.  Enterprise Inns                        0.8
10.  Swedish Match                          0.7

 TOP 5 COUNTRY WEIGHTINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Canada                                11.8
 2.  Japan                                 10.5
 3.  United Kingdom                         9.1
 4.  Australia                              5.6
 5.  Italy                                  5.6

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (11.8%)
     1,700   *Angiotech Pharmaceutical Inc.
              (16)..............................  $    63,747
    37,500   *Baytex Energy Ltd. CL A (7).......      178,595
    24,140   CAE Inc. (6).......................      198,798
    14,800   CI Fund Management Inc. (3)........      103,770
     9,900   Domtar Inc. (14)...................      116,236
     6,400   Ensign Resource Service Group
              (7)...............................       69,893
     3,300   Fairmont Hotels & Resorts (11).....       85,074
    10,275   Hudson's Bay Co. (18)..............       92,229
     6,800   Investors Group Inc. (6)...........      124,818
     6,806   Industrial Alliance Life Ins. Co.
              (13)..............................      186,785
     2,500   Magna International Inc. CL A
              (1)...............................      173,138
     5,000   Masonite International Corp. (3)...       93,266
     7,255   Molson Cos Ltd. CL A (9)...........      158,124
    21,500   Norske Skog Canada Ltd. (14).......      105,239
     5,000   Open Text Corp. (19)...............       98,050
     4,250   Royal Group Technologies Ltd.
              (3)...............................       88,497
       670   Shohkoh Fund & Co. (6).............       81,151
     6,000   SNC-Lavalin Group Inc. (3).........      138,907
    30,000   *Stressgen Biotechnologies Corp. CL
              A (16)............................       74,415
     4,459   Sun Life Financial Services (13)...       97,105
     2,897   Talisman Energy Inc. (7)...........      130,785
                                                  -----------
                                                    2,458,622
                                                  -----------
             JAPAN (10.5%)
     2,600   *Bandai Co. Ltd. (5)...............       93,388
       230   Bellsystem 24 Inc. (4).............       80,596
     1,800   *Capcom Co. Ltd. (19)..............       46,611
    14,000   Central Glass Co. Ltd. (3).........       81,159
    17,000   Dainippon Screen Mfg. Co. Ltd.
              (20)..............................       88,042
     1,400   Don Quijote Co. Ltd. (18)..........      134,954
    15,000   *Hino Motors Ltd. (1)..............       41,975
     6,000   Hisamitsu Pharmaceutical Co. Inc.
              (16)..............................       78,537
    32,000   Hitachi Koki Co. (5)...............      104,782
     2,040   Hokuto Corp. (9)...................       53,166
    12,000   Kagome Co. Ltd. (9)................       98,835
     5,500   Katokichi Co. (9)..................       96,479
    86,000   Kawasaki Heavy Ind. (3)............      109,911
     9,000   Keihin Corp. (1)...................       93,898
    14,000   Koyo Seiko Co. Ltd. (3)............       69,464
     2,300   Meitec Corp. (19)..................       76,081
     3,200   Mitsumi Electric Co. Ltd. (20).....       50,386
     3,600   Nishimatsuya Chain Co. Ltd. (18)...      117,279
     3,000   Nissin Kogyo Co. Ltd. (1)..........       68,037
    30,000   NTN Corp. (3)......................      117,529
     8,000   Q.P. Corporation (9)...............       66,758
     2,000   *Sega Corp. (5)....................       48,114
     3,600   Taisei Lamick Co. Ltd. (14)........      109,761
    15,000   Teikoku Oil Co. (7)................       60,017
        30   *UMC Japan (20)....................       79,689
     1,400   Yamada Denki (18)..................      122,792
                                                  -----------
                                                    2,188,240
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (9.1%)
    22,472   Amec (3)...........................  $   143,097
    17,500   Amey (4)...........................       48,055
    13,435   Atkins (WS) (4)....................       84,267
     4,377   *Cambridge Antibody Technology Grp.
              (16)..............................       70,240
    24,670   Cattles (6)........................      125,486
    21,000   Countrywide Assured Group (17).....       47,386
     8,650   Ed & F Man Group (6)...............      136,231
    21,950   Enterprise Inns (11)...............      172,933
    25,500   Firstgroup (22)....................       98,500
    15,940   *Fitness First (11)................       88,518
    35,000   HMV Group (1)......................       85,401
    22,600   Hit Entertainment (15).............       91,620
    19,450   Misys PLC (19).....................       72,006
    11,975   Nestor Healthcare Group (10).......       84,269
    10,416   Northern Rock (2)..................      109,230
     9,800   Tibbett & Britten Group (22).......      112,815
     9,280   Torex (19).........................       85,889
    14,400   United Business Media (15).........       95,827
     4,310   William Hill (11)..................       17,473
    10,899   Wolverhampton & Dudley Breweries
              (9)...............................      109,989
                                                  -----------
                                                    1,879,232
                                                  -----------
             AUSTRALIA (5.6%)
    27,700   Amcor Ltd. (14)....................      128,446
    67,172   Boral Ltd. (14)....................      141,754
    13,000   Coca-Cola Amatil Ltd. (9)..........       46,674
     6,250   Foodland Associated Ltd. (8).......       66,475
    39,000   Foster's Brewing Group (9).........      103,591
    15,500   ION Limited (1)....................       24,598
    12,549   Leighton Holdings Ltd. (3).........       73,374
   158,800   *M.I.M. Holdings (14)..............      116,174
    56,000   Pacifica Group Ltd. (1)............      121,014
    16,800   Patrick Corp. Ltd. (22)............      155,049
    10,150   Toll Holdings Ltd. (22)............      181,068
                                                  -----------
                                                    1,158,217
                                                  -----------
             ITALY (5.6%)
    10,323   Arnoldo Mondadori Editore (15).....       68,589
     3,300   Campari Group (9)..................      109,467
    20,000   De'Longhi (5)......................      107,932
    33,000   Ferretti (5).......................      116,656
     8,790   Italgas (23).......................       97,918
     8,700   Lottomatica (11)...................       69,779
    10,000   Merloni Elettrodom. (5)............      109,615
    22,700   Parmalat Finanziara (9)............       70,355
     4,600   Permasteelisa (4)..................       88,593
     5,000   Recordati (16).....................      135,657
    25,124   Saipem (7).........................      181,110
                                                  -----------
                                                    1,155,671
                                                  -----------
             HONG KONG (5.3%)
   188,000   Cafe De Coral Holdings (11)........      145,821
    54,000   Citic Pacific Ltd. (3).............      117,001
   226,000   Cofco International Ltd. (9).......       68,814
    97,000   Cosco Pacific Ltd. (22)............       77,103
    76,000   Esprit Asia Holdings Ltd. (18).....      145,668

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             HONG KONG (CONTINUED)
   400,000   *Guangzhou Investment Co. Ltd.
              (3)...............................  $    30,257
    49,000   *Smartone Telecommunications Inc.
              (21)..............................       55,282
   184,000   Star Cruises Ltd. (11).............       75,488
   251,000   TPV Technology Ltd. (4)............       90,908
   130,000   Techtronic Industries Co. (20).....      110,834
    93,000   Varitronix International Ltd.
              (20)..............................       57,529
    37,000   Wing Hang Bank Ltd. (2)............      122,622
                                                  -----------
                                                    1,097,327
                                                  -----------
             SOUTH KOREA (4.7%)
     5,000   Cheil Industries Inc. (5)..........       60,682
     1,800   CJ39 Shopping Corp. (18)...........      123,292
    25,500   *Coreana Cosmetics Co. Ltd. (12)...       80,548
     5,730   Daewoong Pharmaceutical Co. Ltd.
              (16)..............................       95,976
     3,000   Hyundai Mobis (1)..................       63,342
     2,300   Hyundai Motor Co. Ltd. (1).........       69,115
    10,500   Industrial Bank of Korea (2).......       65,025
     5,800   Koram Bank (2).....................       51,829
       850   Pacific Corp. (12).................       98,919
     7,500   Shinhan Financial Group (6)........      105,985
       510   Shinsegae Dept. Store Co. (18).....       86,484
     8,000   Sungshin Cement Mfg. Co. Ltd.
              (14)..............................       83,790
                                                  -----------
                                                      984,987
                                                  -----------
             GERMANY (4.3%)
     1,600   Aareal (17)........................       25,745
     3,205   Buderus (3)........................       72,675
     3,150   GEHE (10)..........................      134,123
     2,820   GFK (15)...........................       51,659
     2,090   Krones Pfd. (3)....................      113,203
     4,780   *SGL Carbon (14)...................       85,197
     4,700   Stada Arzneimittel (16)............      190,811
     4,855   *Wedeco AG Water Technology (23)...       88,457
     5,180   ZAPF Creation (5)..................      135,412
                                                  -----------
                                                      897,282
                                                  -----------
             SWEDEN (3.0%)
    15,600   *Capio AB (10).....................      132,614
    13,270   *Elekta AB CL B (10)...............      148,963
     9,800   Eniro AB (15)......................       75,298
     5,370   Getinge AB CL B (10)...............      105,346
    20,000   Swedish Match AB (9)...............      165,658
                                                  -----------
                                                      627,879
                                                  -----------
             SWITZERLAND (2.9%)
     2,060   Converium Holding (13).............      106,762
        70   Galenica Holding (10)..............       65,575
       561   Kaba Holding CL B (3)..............      120,987
     1,998   Kuehne & Nagel Intl. (22)..........      148,120
     1,950   *Logitech International (20).......       90,942
       300   Valora Holding (18)................       64,496
                                                  -----------
                                                      596,882
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             FRANCE (2.8%)
     1,800   Essilor International (10).........  $    73,380
   101,500   Eurotunnel (22)....................       89,450
    11,004   *JC Decaux (15)....................      149,277
     2,040   *Neopost SA (20)...................       81,406
     2,850   Scor (13)..........................       87,202
     1,700   Vallourec (Usines) (3).............      103,946
                                                  -----------
                                                      584,661
                                                  -----------
             SPAIN (2.5%)
     2,100   ACS Actividades de Constuccion y
              Svcs. (3).........................       67,789
     9,180   Corporacion Mapfre (13)............       72,720
     9,470   Ebro Puleva (9)....................      110,651
     3,660   Fomento de Construcciones y
              Contratas (3).....................       89,516
     2,850   Grupo Ferrovial (3)................       77,917
    11,990   *Zeltia (16).......................       95,574
                                                  -----------
                                                      514,167
                                                  -----------
             NETHERLANDS (2.3%)
     3,100   DSM (14)...........................      144,241
     3,043   IHC Caland (3).....................      182,448
     2,690   Nutreco Holding (9)................       91,842
     5,700   *Qiagen (6)........................       67,843
                                                  -----------
                                                      486,374
                                                  -----------
             DENMARK (1.8%)
     2,700   Carlsberg CL B (9).................      141,857
        80   Coloplast CL B (10)................        6,508
     3,130   Danisco (9)........................      114,780
     5,000   Novozymes CL B (14)................      113,347
                                                  -----------
                                                      376,492
                                                  -----------
             PORTUGAL (1.6%)
    22,190   Brisa Auto Estradas de Portugal
              (22)..............................      125,244
    37,700   Impresa-Sociedade Gestora de
              Participacoes (15)................       93,326
    15,360   *Vodafone Telecel-Comunicacoes
              Pessoais (21).....................      107,683
                                                  -----------
                                                      326,253
                                                  -----------
             NORWAY (1.3%)
     6,300   Orkla ASA (9)......................      121,706
    13,380   *Tandberg ASA (20).................      157,762
                                                  -----------
                                                      279,468
                                                  -----------
             RUSSIA (1.2%)
     3,700   JSC Mining & Smelting Co. (14).....       77,441
     4,150   Vimpelcom-Communications (21)......      105,659
     3,300   Wimm-Bill-Dann Foods (9)...........       69,630
                                                  -----------
                                                      252,730
                                                  -----------
             IRELAND (1.2%)
    16,400   Anglo Irish Bank Corp. (2).........      106,000
     1,600   DepFa Deutsche Bank (6)............       87,138
     3,430   Riverdeep Group (19)...............       53,371
                                                  -----------
                                                      246,509
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SINGAPORE & MALAYSIA (0.7%)
    82,000   Amtek Engineering Ltd. (3).........  $    54,281
   149,000   Singapore Exchange Ltd. (6)........       97,791
                                                  -----------
                                                      152,072
                                                  -----------
             BELGIUM (0.6%)
     2,480   Omega Pharma (16)..................      111,366
                                                  -----------
             VENEZUELA (0.5%)
     6,500   Compania Anonima Nacional
             Telefonos de Venezuela (21)........       92,496
                                                  -----------
             CHINA (0.4%)
   352,000   China National Aviation (22).......       84,390
                                                  -----------
             ISRAEL (0.4%)
     3,292   *Taro Pharmaceutical Inds. Ltd.
              (16)..............................       80,720
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (80.1%)...........................  $16,632,037
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
     3,720   Pan American Beverages (9).........  $    53,010
                                                  -----------
             TOTAL U.S. COMMON STOCKS (0.3%)....  $    53,010
                                                  -----------
             TOTAL COMMON STOCKS (80.4%)........  $16,685,047
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (19.4%)
$4,023,000   State Street Bank 0.650% due
              07/01/02
              Repurchase price $4,023,218
              Collateralized by U.S. Treasury
              Note
              Market Value: $4,110,153
              Face Value: $2,575,000
              Due: 02/15/15
              Interest: 11.250%.................  $ 4,023,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (19.4%)...........................  $ 4,023,000
                                                  -----------
             TOTAL HOLDINGS (99.8%)
              (COST $19,522,061) (a)............  $20,708,047
                                                  -----------
             CASH & RECEIVABLE,
              NET OF LIABILITIES (0.2%).........       52,913
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $20,760,960
                                                  ===========

---------------

  *  Represents non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $47,467.
     See note 1.

INDUSTRY CLASSIFICATIONS

  (1)  Automobiles & Components.......  3.6%
  (2)  Banks..........................  2.2%
  (3)  Capital Goods..................  9.9%
  (4)  Commercial Services &            1.9%
       Supplies.......................
  (5)  Consumer Durables & Apparel....  3.7%
  (6)  Diversified Financials.........  4.9%
  (7)  Energy.........................  3.0%
  (8)  Food & Drug Retailing..........  0.3%
  (9)  Food, Beverage & Tobacco.......  8.9%
 (10)  Healthcare Equipment &           3.6%
       Services.......................
 (11)  Hotels, Restaurants &            3.2%
       Leisure........................
 (12)  Household & Personal Products..  0.9%
 (13)  Insurance......................  2.6%
 (14)  Materials......................  5.9%
 (15)  Media..........................  3.0%
 (16)  Pharmaceuticals &                4.8%
       Biotechnology..................
 (17)  Real Estate....................  0.3%
 (18)  Retailing......................  4.3%
 (19)  Software & Services............  2.1%
 (20)  Technology, Hardware &           3.5%
       Equipment......................
 (21)  Telecommunication Services.....  1.7%
 (22)  Transportation.................  5.2%
 (23)  Utilities......................  0.9%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $19,522,061).............  $20,708,047
  Receivable for securities sold............      380,383
  Dividends and accrued interest
    receivable..............................       54,337
  Other.....................................          789
                                              -----------
    Total assets............................   21,143,556
                                              -----------
Liabilities:
  Cash overdraft............................       58,130
  Payable for securities purchased..........        6,288
  Payable for fund shares redeemed..........      242,379
  Payable for investment management services
    (note 5)................................       15,720
  Other accrued expenses....................       60,079
                                              -----------
    Total liabilities.......................      382,596
                                              -----------
Net assets..................................  $20,760,960
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,200,074
  Paid-in capital in excess of par value....   23,461,960
  Accumulated net realized loss on
    investments.............................   (6,110,754)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................    1,185,986
    Foreign currency related transactions...        4,882
  Undistributed net investment income.......       18,812
                                              -----------
Net assets..................................  $20,760,960
                                              ===========
Shares outstanding (note 4).................    2,200,074
Net asset value per share...................  $      9.44
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest....................................  $   4,532
  Dividends (net of $23,739 foreign taxes
    withheld).................................    178,471
                                                ---------
    Total investment income...................    183,003
                                                ---------
Expenses:
  Management fees (note 6)....................     97,622
  Accounting, custody and transfer agent
    fees......................................     59,248
  Directors' fees.............................        405
  Professional fees...........................      4,176
  Printing and proxy fees.....................      2,472
  Filing fees.................................        215
  Other.......................................         53
                                                ---------
    Total expenses............................    164,191
                                                ---------
    Net investment income.....................     18,812
                                                ---------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments...............................   (586,630)
    Foreign currency related transactions.....    (37,116)
  Change in unrealized appreciation
    (depreciation) on:
    Investments...............................    980,986
    Foreign currency related transactions.....     11,354
                                                ---------
      Net gain on investments.................    368,594
                                                ---------
      Net increase in net assets from
         operations...........................  $ 387,406
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED            YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment gain (loss)................................    $    18,812        $   (81,360)
  Realized loss on investments and foreign currency
    transactions............................................       (623,746)        (5,761,168)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........        992,340         (2,345,921)
                                                                -----------        -----------
      Net increase (decrease) in assets from operations.....        387,406         (8,188,449)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................     52,754,330         53,086,594
  Capital contribution......................................              0            111,669
  Paid for shares redeemed..................................    (51,277,725)       (56,700,999)
                                                                -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      1,476,605         (3,502,736)
                                                                -----------        -----------
         Increase (decrease) in net assets..................      1,864,011        (11,691,185)
Net Assets:
  Beginning of period.......................................     18,896,949         30,588,134
                                                                -----------        -----------
  End of period.............................................    $20,760,960        $18,896,949
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ---------------------------------------
                                                                (UNAUDITED)         2001       2000       1999       1998
                                                              ----------------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................       $9.40           $13.29     $20.25     $10.76     $11.73
Income (loss) from investment operations:
  Net investment income (loss)..............................        0.01            (0.04)     (0.18)     (0.20)      0.29
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................        0.03            (3.85)     (5.89)     11.81       0.13
                                                                   -----           ------     ------     ------     ------
    Total income (loss) from investment operations..........        0.04            (3.89)     (6.07)     11.61       0.42
                                                                   -----           ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................        0.00             0.00       0.00       0.00      (0.29)
    Distributions from net realized capital gains and
      foreign currency related transactions.................        0.00             0.00      (0.82)     (2.12)     (1.10)
    Distributions in excess of capital
      gains.................................................        0.00             0.00      (0.07)      0.00       0.00
                                                                   -----           ------     ------     ------     ------
      Total distributions...................................        0.00             0.00      (0.89)     (2.12)     (1.39)
                                                                   -----           ------     ------     ------     ------
Net asset value, end of period..............................       $9.44           $ 9.40     $13.29     $20.25     $10.76
                                                                   =====           ======     ======     ======     ======
Total return................................................        0.41%(b)       (29.28)%   (30.27)%   108.51%      3.53%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $20.7           $ 18.9     $ 30.6     $ 38.1     $ 19.8
  Ratios to average net assets:
    Expenses................................................        1.67%(a)         1.79%      1.63%      2.06%      1.30%
    Net investment income (loss)............................       (0.19)%(a)       (0.35)%    (0.98)%    (1.44)%     2.48%
Portfolio turnover rate.....................................          50%             221%       251%       314%        55%

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The Portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURNS:
One-year                                   -24.41%
Five-year                                  -12.59%
Since inception (3/31/95)                   -5.06%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Aggressive Growth Portfolio returned (15.61)% versus (13.15)% for the S&P 500 Index.

Stocks were besieged by a steady stream of negative news the first six months of the year. Not only was the economic recovery weaker than investors had hoped, but corporate America also continued to keep a tight rein on capital expenditures as demand remained sluggish. Lackluster business spending, in turn, led to lackluster sales and served to perpetuate the vicious cycle. Most damaging to the markets, however, were ongoing revelations of corporate wrongdoing. Their faith in American corporations severely compromised, investors bid shares sharply lower. Consequently, as the period came to a close, all three major U.S. stock indices had posted double-digit losses.

Technology companies topped our list of disappointments as they continued to struggle against a headwind of anemic spending on information technology, budget cuts by telecommunications companies and weak cellular handset sales. In particular, VERITAS Software was one of our worst performers. Although the storage-management software maker beat first-quarter earnings estimates, shares slid after the company lowered its second-quarter profit and sales targets. Outside technology, financial services powerhouse Citigroup worked against us. While its consumer credit and banking businesses remained relatively strong, investors focused instead on ongoing concerns about lackluster IPO and mergers and acquisition activity and the company's exposure to the burgeoning financial crisis in Brazil.

On the plus side, MGM Mirage proved a winner. The owner of popular Las Vegas destinations has handily topped expectations as it keeps a tight rein on costs. Nearly a year after the terrorist attacks, we are gratified to see weekend occupancy at MGM's resort hotels bounce back and convention business return to healthier levels. Credit card lender and newer holding Capital One Financial was another standout. The company is enhancing the quality of its loan Portfolio by targeting its credit card solicitations to so-called "super-prime" consumers with excellent credit histories and who typically carry higher average balances. The way we see it, Capital One's strong underlying fundamentals of robust loan growth, sizeable margins and declining bad loans add up to a solid, long-term investment.

Looking ahead, we are carefully monitoring consumer spending and confidence as we keep a close eye out for signs of a recovery in corporate spending. As always, we will continue to focus on companies that have proven they can grow in a no-growth environment as well as those positioned to take advantage of the nascent economic recovery.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                          S&P 500 INDEX
                                                              -------------------------------             -------------
3/95                                                                        10000                              10000
6/95                                                                        11027                              10953
12/95                                                                     12695.4                              12528
6/96                                                                      12474.5                            13805.9
12/96                                                                     12792.6                            15419.8
6/97                                                                      13448.8                            18580.9
12/97                                                                     14395.6                            20546.7
6/98                                                                      15547.3                            24185.6
12/98                                                                       15524                            26417.9
6/99                                                                        14740                            29688.4
12/99                                                                     16417.4                            31977.4
6/00                                                                      15066.3                            31839.9
12/00                                                                       11928                            29063.5
6/01                                                                       9079.6                            27116.2
12/01                                                                      8132.6                            25611.3
6/02                                                                       6863.1                            22243.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Maxim Integrated Products              3.6
 2.  Citigroup Inc.                         3.2
 3.  MGIC Investment                        2.8
 4.  Harley-Davidson                        2.5
 5.  Electronic Arts                        2.4
 6.  Tiffany and Company                    2.4
 7.  Medtronic Inc.                         2.2
 8.  Capital One Financial Corp.            2.2
 9.  Concord EFS Inc.                       2.1
10.  Tenet Healthcare Corp.                 2.1

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Financial Services                     10.0
 2.  Electronics/Semiconductors              8.2
 3.  Banking                                 7.9
 4.  Computer & Related                      6.5
 5.  Drugs/Biotechnology                     6.4

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE (1.9%)
   2,710   General Dynamics Corp. ..............  $   288,208
                                                  -----------
           AUTOMOTIVE & RELATED (2.4%)
   7,040   Harley-Davidson Inc. ................      360,941
                                                  -----------
           BANKING (7.9%)
   7,790   Bank Of New York.....................      262,912
   5,370   Capital One Financial Corp. .........      327,838
  12,120   Citigroup Inc. ......................      469,650
   2,135   Northern Trust.......................       94,068
                                                  -----------
                                                    1,154,468
                                                  -----------
           BROADCAST & CABLE TV (2.5%)
   7,490   *Clear Channel Communications........      239,830
   5,370   *USA Interactive.....................      125,927
                                                  -----------
                                                      365,757
                                                  -----------
           BUSINESS SERVICES (2.5%)
   4,840   Manpower Inc. .......................      177,870
   8,485   *TMP Worldwide Inc. .................      182,428
                                                  -----------
                                                      360,298
                                                  -----------
           COMPUTER & RELATED (6.5%)
   5,410   *Electronic Arts.....................      357,330
   6,537   *Fiserv Inc. ........................      239,973
     770   *Microsoft Corp. ....................       42,119
   6,450   *Nvidia Corp. .......................      110,811
   9,960   *Veritas Software Corp. .............      197,108
                                                  -----------
                                                      947,341
                                                  -----------
           CONSUMER PRODUCTS (5.3%)
   2,005   Avon Products Inc. ..................      104,741
   4,170   Colgate-Palmolive Co. ...............      208,708
   4,330   McKesson HBOC Inc. ..................      141,591
   2,545   *Pactiv Corporation..................       60,571
   2,945   Procter & Gamble.....................      262,989
                                                  -----------
                                                      778,600
                                                  -----------
           DRUGS/BIOTECHNOLOGY (6.4%)
   6,395   *Amgen...............................      267,823
   3,040   *Forest Laboratories CL A............      215,232
   5,940   *Genentech Inc. .....................      198,990
   7,175   Pfizer Inc. .........................      251,125
                                                  -----------
                                                      933,170
                                                  -----------
           ELECTRONICS/SEMICONDUCTOR (8.2%)
  15,575   *Applied Materials Inc. .............      296,236
   4,960   *Celestica Inc. .....................      112,642
   6,010   *Integrated Device Tech..............      109,021
  13,605   *Maxim Integrated Products...........      521,480
   7,385   *Xilinx Inc. ........................      165,646
                                                  -----------
                                                    1,205,025
                                                  -----------
           ENTERTAINMENT & LEISURE (2.4%)
   2,380   *International Game Technology.......      134,946
  15,140   *Six Flags Inc. .....................      218,773
                                                  -----------
                                                      353,719
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (10.0%)
  10,115   *Concord EFS Inc. ...................  $   304,866
   3,735   Fannie Mae...........................      275,456
   3,865   Goldman Sachs Group Inc. ............      283,498
   6,105   MGIC Investment......................      413,919
   4,990   Washington Mutual, Inc. .............      185,179
                                                  -----------
                                                    1,462,918
                                                  -----------
           FOOD & RELATED (5.0%)
   8,785   Conagra Foods Inc. ..................      242,905
   2,760   *Safeway Inc. .......................       80,564
      58   Smucker (J.M.) Co. ..................        1,980
   6,060   Sysco Corp. .........................      164,953
   5,090   *Whole Foods Market Inc. ............      245,440
                                                  -----------
                                                      735,842
                                                  -----------
           HOTEL, LODGING & CASINOS (2.1%)
   5,945   *MGM Grand Inc. .....................      200,644
   3,410   Starwood Hotels & Resorts............      112,155
                                                  -----------
                                                      312,799
                                                  -----------
           INSURANCE (5.0%)
   7,235   AFLAC Corporation....................      231,520
       2   *Berkshire Hathaway Inc. ............      133,600
   4,540   Brown & Brown Inc. ..................      143,010
   2,410   UnitedHealth Group Inc. .............      220,636
                                                  -----------
                                                      728,766
                                                  -----------
           MEDIA & PUBLISHING (0.4%)
   1,215   New York Times CL A..................       62,573
                                                  -----------
           MEDICAL & RELATED (6.6%)
   2,365   Cardinal Health, Inc. ...............      145,235
   7,470   Medtronic Inc. ......................      320,089
   4,385   *Tenet Healthcare Corp. .............      313,747
   5,315   *Zimmer Holdings Inc. ...............      189,533
                                                  -----------
                                                      968,604
                                                  -----------
           OIL, ENERGY & NATURAL GAS (1.4%)
   4,140   Anadarko Petroleum Corp. ............      204,102
                                                  -----------
           RETAIL (7.8%)
   2,860   Blockbuster Inc. ....................       76,934
   3,550   *Costco Wholesale Corp. .............      137,101
   2,470   *Dollar Tree Stores, Inc. ...........       97,343
   1,655   Home Depot...........................       60,788
   9,810   Tiffany & Co. .......................      345,312
  10,890   Walgreen Co. ........................      420,681
                                                  -----------
                                                    1,138,159
                                                  -----------
           TRANSPORTATION (3.1%)
  16,490   Southwest Airlines Co. ..............      266,478
   2,955   United Parcel Svc. CL B..............      182,471
                                                  -----------
                                                      448,949
                                                  -----------
           TOTAL U.S. COMMON STOCKS (87.4%).....  $12,810,239
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (2.0%)
             HOTEL, LODGING & CASINOS (0.5%)
     2,595   Fairmont Hotels....................  $    66,899
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.5%)
     7,316   *Encana Corp. .....................      224,641
                                                  -----------
             TOTAL CANADA.......................      291,540
                                                  -----------
             ISRAEL (1.7%)
             DRUGS/BIOTECHNOLOGY (1.7%)
     3,765   Teva Pharmaceutical................      251,427
                                                  -----------
             NETHERLANDS (0.7%)
             BUSINESS SERVICES (0.7%)
     6,934   *Vedior............................       95,878
                                                  -----------
             SWITZERLAND (1.3%)
             MEDICAL & RELATED (1.3%)
     5,525   *Alcon Inc. .......................      189,231
                                                  -----------
             UNITED KINGDOM (0.7%)
             ELECTRONICS/SEMICONDUCTOR (0.7%)
    45,718   *ARM Holding.......................      101,750
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (6.4%)............................  $   929,826
                                                  -----------
             TOTAL COMMON STOCKS (93.8%)........  $13,740,065
                                                  -----------

   FACE                                             MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             BROADCAST & CABLE TV (0.4%)
$   75,000   CSC Holdings Inc. 7.625% 4/01/11...  $    60,433
                                                  -----------
             HOTEL, LODGING & CASINOS (0.3%)
    45,000   Venetian Casino/LV Sands
             11.000% 06/15/10 (144A)............       45,506
                                                  -----------
             RETAIL (0.8%)
   120,000   Gap Inc. 5.625% 05/01/03...........      118,344
                                                  -----------
             TOTAL LONG-TERM NOTES (1.5%).......  $   224,283
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (1.2%)
$  230,000   E*Trade Convertible 6.000%
              2/01/07...........................  $   175,088
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES
              (1.2%)............................  $   175,088
                                                  -----------

                                                    MARKET
  SHARES              PREFERRED STOCKS               VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.8%)
     2,040   Ford Cap. Trust II.................  $   114,750
                                                  -----------
             TOTAL PREFERRED STOCKS (0.8%)......  $   114,750
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.7%)
$  400,000   FHLMC Discount Note 1.880%
              07/01/02..........................  $   400,000
                                                  -----------
             TOTAL SHORT-TERM NOTES (2.7%)......  $   400,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.2%)
$   33,000   US Bank 1.350% 07/01/02
              Repurchase price $33,002
              Collateralized by FHR
              Market Value: $33,661
              Face Value: $33,905
              Due: 10/15/31
              Interest: 3.04%...................  $    33,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (0.2%)............................  $    33,000
                                                  -----------
             TOTAL HOLDINGS (100.2%)
              (COST $15,797,059) (a)............  $14,687,186
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.2%)...............      (31,139)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $14,656,047
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $243,894.
        See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $45,506 or 0.3% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $15,797,059).............  $14,687,186
  Receivable for securities sold............       83,923
  Receivable for fund shares sold...........        9,166
  Dividends and accrued interest
    receivable..............................       11,930
  Other.....................................          457
                                              -----------
    Total assets............................   14,792,662
                                              -----------
Liabilities:
  Cash overdraft............................          269
  Payable for securities purchased..........       98,125
  Payable for fund shares redeemed..........        4,483
  Payable for investment management services
    (note 3)................................       10,125
  Other accrued expenses....................       23,613
                                              -----------
    Total liabilities.......................      136,615
                                              -----------
Net assets..................................  $14,656,047
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 3,008,079
  Paid-in capital in excess of par value....   28,907,104
  Accumulated net realized loss on
    investments.............................  (16,126,855)
  Net unrealized depreciation on
    investments.............................   (1,109,873)
  Net investment loss.......................      (22,408)
                                              -----------
Net assets..................................  $14,656,047
                                              ===========
Shares outstanding (note 4).................    3,008,079
Net asset value per share...................  $      4.87
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $    23,002
  Dividends (net of withholding tax of
    $388)....................................       40,017
                                               -----------
    Total investment income..................       63,019
                                               -----------
Expenses:
  Management fees (note 6)...................       66,508
  Custodian fees.............................        3,177
  Directors' fees............................          318
  Professional fees..........................        4,134
  Accounting and transfer agent fees.........        9,104
  Printing fees..............................        1,870
  Filing fees................................          171
  Other......................................          145
                                               -----------
    Total expenses...........................       85,427
                                               -----------
    Net investment loss......................      (22,408)
                                               -----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments..............................   (1,565,543)
    Foreign currency related transactions....       (5,135)
  Change in unrealized appreciation
    (depreciation) on investments............   (1,147,363)
                                               -----------
      Net loss on investments................   (2,718,041)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(2,740,449)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income (loss)..............................    $   (22,408)       $     31,569
  Realized loss on investments and forward currency
    transactions............................................     (1,570,678)        (10,573,975)
  Change in unrealized appreciation (depreciation) on
    investments and futures contracts.......................     (1,147,363)          2,682,953
                                                                -----------        ------------
      Net decrease in assets from operations................     (2,740,449)         (7,859,453)
                                                                -----------        ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................              0             (31,569)
  Dividends paid in excess of net investment income.........              0            (166,338)
                                                                -----------        ------------
      Total dividends and distributions.....................              0            (197,907)
                                                                -----------        ------------
From capital share transactions (note 4):
  Received from shares sold.................................      1,729,102           4,500,906
  Received from shares reinvested...........................              0             197,907
  Paid for shares redeemed..................................     (1,457,484)         (3,536,990)
                                                                -----------        ------------
      Increase in net assets derived from capital share
       transactions.........................................        271,618           1,161,823
                                                                -----------        ------------
         Decrease in net assets.............................     (2,468,831)         (6,895,537)
Net Assets:
  Beginning of period.......................................     17,124,878          24,020,415
                                                                -----------        ------------
  End of period.............................................    $14,656,047        $ 17,124,878
                                                                ===========        ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       -----------------------------------------
                                                                (UNAUDITED)         2001        2000        1999       1998
                                                              ----------------     -------     -------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................      $  5.77          $  8.57     $ 11.79     $11.15     $11.09
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.01)            0.01        0.00      (0.03)     (0.01)
  Net realized and unrealized gain (loss) on investments....        (0.89)           (2.74)      (3.22)      0.67       0.88
                                                                  -------          -------     -------     ------     ------
    Total income (loss) from investment operations..........        (0.90)           (2.73)      (3.22)      0.64       0.87
                                                                  -------          -------     -------     ------     ------
Less distributions:
  Dividends from net investment income......................         0.00            (0.01)       0.00       0.00       0.00
  Dividends paid in excess of net investment income.........         0.00            (0.06)       0.00       0.00       0.00
  Distributions from net realized capital gains.............         0.00             0.00        0.00       0.00      (0.81)
                                                                  -------          -------     -------     ------     ------
    Total distributions.....................................         0.00            (0.07)       0.00       0.00      (0.81)
                                                                  -------          -------     -------     ------     ------
Net asset value, end of period..............................      $  4.87          $  5.77     $  8.57     $11.79     $11.15
                                                                  =======          =======     =======     ======     ======
Total return................................................       (15.61)%(b)      (31.82)%    (27.31)%     5.76%      7.84%
Ratios and supplemental data:
  Net assets at end of period (millions)....................      $  14.7          $  17.1     $  24.0     $ 23.3     $ 26.4
  Ratios to average net assets:
  Expenses..................................................         1.02% (a)        1.04%       0.98       0.95       0.94%
  Net investment income (loss)..............................        (0.27)%(a)        0.17%      (0.01)%    (0.32)%    (0.09)%
Portfolio turnover rate.....................................           54%             111%        160%       241%       203%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:

One-year                                  -32.02%
Three-year                                 -2.34%
Since inception (1/3/97)                   -1.99%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Core Growth Portfolio returned (17.61)% versus (12.22)% for the Russell 3000 Index.

The broad market declined throughout the first half of the year, as investor confidence was dealt a series of blows relating to alleged accounting irregularities by large domestic companies such as telecommunications giant WorldCom, Adelphia Communications and Xerox. The best returns for the period generally came from the value side of the ledger, reflecting investors' preference for low-risk, non-technology names. The Federal Reserve maintained a neutral bias on interest rate changes during the period and we believe they will continue to leave rates unchanged throughout the remainder of the year.

The past six months have been very difficult for growth-oriented strategies. This was largely due to the negative performance of the health care and technology sectors, two major areas of emphasis for many growth managers. Although the technology sector had a difficult time overall in the first half of the year, we had some successful selections in the second quarter that contributed positively to performance. This was a result of our focus on companies with more optimistic outlooks, stronger end markets and good visibility. We believe the weakness of the health care sector can be attributed to investors reducing holdings of companies that exhibited defensive earnings characteristics and moving toward more economically sensitive sectors. However, in the second quarter some of our large hospital stocks benefited from further consolidation and increasing confidence that favorable legislation would improve profitability, which enabled these positions to make positive contributions to the Portfolio's returns.

Negatively contributing to the Portfolio's relative performance early in the period were holdings in the consumer cyclical, energy, financial, industrial and technology sectors. In the industrial and consumer cyclical sectors, a number of the holdings were companies with a strong technology focus. Our overweight position in the technology sector hurt performance, as did our underweighting in the financial and energy sectors, particularly during a period of positive performance from these areas.

During the period we added some holdings from the energy sector based on our assumption that domestic oil drillers will benefit from the heightened risk in the Middle East. We increased our weighting in the financial sector, as we found several mid-sized banks and thrifts that we believe have excellent track records and strong growth prospects. Finally, we increased our exposure to the industrial sector while reducing our holdings in the consumer cyclical, health care and services sectors.

Going forward, we believe the market will stabilize and recovery sentiment in technology spending will grow. In this environment, we expect that the more defensive sectors of the market that performed well during the market's downturn are likely to underperform relative to other sectors. We believe the Portfolio is very well positioned to potentially benefit from companies that continue to outperform their peer group through earnings acceleration and positive earnings surprises. We anticipate being extremely selective in the technology companies we purchase in the coming months and we will continue to search for those companies that have strong fundamentals, earnings acceleration, and the best potential to surprise positively. As always, we will continue to search for companies that appear to have prospects for above average longer-term growth.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
1/3/97                                                                      10000                              10000
6/97                                                                        10080                              11776
12/97                                                                      9691.9                            13169.1
6/98                                                                      11069.1                            15145.8
12/98                                                                     10546.7                              16312
6/99                                                                      12823.7                            18165.1
12/99                                                                     21615.6                            21959.7
6/00                                                                      26319.2                            22168.4
12/00                                                                     17968.1                            20312.9
6/01                                                                      13174.2                            19069.7
12/01                                                                       10870                            17984.6
6/02                                                                       8955.8                            15786.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Lockheed Martin Corp.                  3.7
 2.  Anheuser-Busch Companies
     Inc.                                   3.0
 3.  Apollo Group Inc.                      2.9
 4.  Bisys Group Inc.                       2.4
 5.  Choice Point Inc.                      2.3
 6.  Corinthian Colleges Inc.               2.3
 7.  Varian Medical Systems Inc.            2.3
 8.  L-3 Communications Holdings            2.0
 9.  Electronic Arts                        1.9
10.  Microchip Tech                         1.9

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Medical & Related                      16.6
 2.  Electronics/Semiconductors             12.8
 3.  Computer & Related                      9.0
 4.  Computer Software                       7.9
 5.  Education                               7.6

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE (5.0%)
   3,150   *Alliant Techsystems Inc. ...........  $   200,970
   8,100   Lockheed Martin Corp. ...............      562,950
                                                  -----------
                                                      763,920
                                                  -----------
           AUTOMOTIVE & RELATED (1.8%)
   5,500   Harley Davidson......................      281,985
                                                  -----------
           BANKING (5.6%)
   3,200   Associated Banc Corp. ...............      120,672
   3,200   Commerce Bancorp Inc. NJ.............      141,440
   3,800   Greater Bay Bancorp..................      116,888
   5,000   Independence Comm. Bank..............      143,650
   4,700   New York Comm. Bancorp...............      127,370
   2,600   North Fork Bancorp...................      103,506
   3,700   *Silicon Valley Bancshares...........       97,532
                                                  -----------
                                                      851,058
                                                  -----------
           BUILDING & CONSTRUCTION (0.9%)
   4,700   *Shaw Group Inc. ....................      144,290
                                                  -----------
           BUSINESS SERVICES (3.1%)
   7,633   *Choice Point Inc. ..................      347,073
   3,800   *Corporate Executive Board Co. ......      130,150
                                                  -----------
                                                      477,223
                                                  -----------
           COMPUTER & RELATED (9.0%)
   4,400   *Affiliated Computer Services........      208,912
  11,200   *Bisys Group Inc. ...................      372,960
   7,400   *Brocade Communications..............      129,352
   5,500   *CACI International Inc. ............      210,045
   7,200   *Dell Computer Corp. ................      188,208
   5,300   *Emulex Corp. .......................      119,303
  14,400   *Extreme Networks Inc. ..............      140,688
                                                  -----------
                                                    1,369,468
                                                  -----------
           COMPUTER SOFTWARE (7.9%)
   7,100   *Activision Inc. ....................      206,326
   3,000   Adobe Systems Inc. ..................       85,500
   4,800   *JDA Software Group Inc. ............      135,648
   5,800   *J. D. Edwards.......................       70,470
   4,300   *Electronic Arts.....................      284,015
  10,200   *Plumtree Software Inc. .............       50,796
   7,700   *Retek Inc. .........................      187,110
   3,700   *Symantec Corp. .....................      121,545
   2,500   *Websense Inc. ......................       63,925
                                                  -----------
                                                    1,205,335
                                                  -----------
           DRUGS/BIOTECHNOLOGY (1.7%)
   2,300   *Forest Laboratories.................      162,840
   3,500   *Noven Pharmaceuticals...............       89,250
                                                  -----------
                                                      252,090
                                                  -----------
           EDUCATION (7.6%)
  11,350   *Apollo Group Inc. ..................      447,417
   5,800   *Career Education Corp. .............      261,000
  10,400   *Corinthian Colleges Inc. ...........      352,456
   2,400   *Education Management Corp. .........       97,752
                                                  -----------
                                                    1,158,625
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ELECTRONICS/SEMICONDUCTORS (12.8%)
   7,900   *Applied Materials...................  $   150,258
   5,000   *Cree Inc. ..........................       66,150
   6,800   *Fairchild Semiconductor Intl........      165,240
   5,000   *Intersil Corporation................      106,900
   2,600   *KLA-Tencor Corp. ...................      114,374
   8,500   *Lam Research Corp. .................      152,830
  10,800   *Microchip Technology................      296,244
   5,700   *Novellus Systems Inc. ..............      193,800
     700   *Qlogic Corporation..................       26,670
   6,900   *Semtech Corp. ......................      184,230
   6,900   *Teradyne, Inc. .....................      162,150
  11,000   Texas Instruments....................      260,700
   3,600   *Vishay Intertechnology Inc. ........       79,200
                                                  -----------
                                                    1,958,746
                                                  -----------
           FOOD & RELATED (2.9%)
   9,000   Anheuser-Busch Cos. Inc. ............      450,000
                                                  -----------
           FINANCIAL SERVICES (0.7%)
   3,100   *Investors Financial Services........      103,974
                                                  -----------
           INSURANCE (2.4%)
   4,800   *Mid-Atlantic Med. Services Inc. ....      150,480
   2,300   UnitedHealth Group Inc. .............      210,565
                                                  -----------
                                                      361,045
                                                  -----------
           MEDICAL & RELATED (16.6%)
   3,600   *Accredo Health Inc. ................      166,104
   8,600   *Advance PCS.........................      205,884
   8,000   *Community Health Systems............      214,400
   4,500   *Coventry Health Care Inc. ..........      127,890
   2,700   *Express Scripts Inc. ...............      135,297
   5,000   *Laboratory Corp. of America.........      228,250
   5,300   *Lifepoint Hospitals Inc. ...........      192,443
   2,400   *Patterson Dental Co. ...............      120,792
   3,500   *Renal Care Group Inc. ..............      109,025
   3,700   *St. Jude Medical....................      273,245
   3,500   *Stericycle, Inc. ...................      123,935
   4,100   *Steris Corp. .......................       78,351
   4,800   *Triad Hospitals Inc. ...............      203,424
   8,800   *Varian Medical Systems Inc. ........      356,840
                                                  -----------
                                                    2,535,880
                                                  -----------
           OIL, ENERGY & NATURAL GAS (5.4%)
   4,000   Ensco International Inc. ............      109,040
   3,100   GlobalSantaFe Corp. .................       84,785
   2,700   *Nabors Industries Ltd. .............       95,310
   4,400   *National-Oilwell Inc. ..............       92,620
   2,400   *Noble Corp. ........................       92,640
   7,600   Transocean Sedco Forex Inc. .........      236,740
   2,500   *Weatherford Intl. Ltd...............      108,000
                                                  -----------
                                                      819,135
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           RESTAURANTS (4.5%)
   6,200   *Cheesecake Factory..................  $   219,976
   5,850   Dardeen Restaurants..................      144,495
   3,600   *Sonic Corp. ........................      113,076
   8,200   *Starbucks Corp. ....................      203,770
                                                  -----------
                                                      681,317
                                                  -----------
           RETAIL (5.6%)
   7,500   *Copart Inc. ........................      121,725
   2,800   *Dollar Tree Stores, Inc. ...........      110,348
   3,800   *Michaels Stores.....................      148,200
   4,200   Ross Stores Inc. ....................      171,150
   3,800   *Whole Foods Market Inc. ............      183,236
   4,000   *Williams-Sonoma Inc. ...............      122,640
                                                  -----------
                                                      857,299
                                                  -----------
           TELECOMMUNICATIONS & RELATED (3.1%)
   9,900   *Advanced Fibre Comm. ...............      163,746
   5,600   *L-3 Communications Holdings.........      302,400
                                                  -----------
                                                      466,146
                                                  -----------
           TOTAL U.S. COMMON STOCKS (96.6%).....  $14,737,536
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (5.5%)
$  839,000   US Bank 1.350% 07/01/02
              Repurchase price $839,057
              Collateralized by FHR
              Market Value: $855,813
              Face Value: $862,008
              Due: 10/15/31
              Interest: 3.04%...................  $   839,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (5.5%)............................  $   839,000
                                                  -----------
             TOTAL HOLDINGS (102.1%)
              (COST $15,531,915) (a)............  $15,576,536
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-2.1%)...............     (321,376)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $15,255,160
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $120,235.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $15,531,915).............  $15,576,536
  Receivable for securities sold............      237,214
  Receivable for fund shares sold...........       19,102
  Dividends and accrued interest
    receivable..............................          395
  Other.....................................          941
                                              -----------
    Total assets............................   15,834,188
                                              -----------
Liabilities:
  Cash overdraft............................          345
  Payable for securities purchased..........      542,271
  Payable for fund shares redeemed..........        3,701
  Payable for investment management services
    (note 3)................................       12,254
  Other accrued expenses....................       20,457
                                              -----------
    Total liabilities.......................      579,028
                                              -----------
Net assets..................................  $15,255,160
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,599,821
  Paid-in capital in excess of par value....   34,832,424
  Accumulated net realized loss on
    investments.............................  (22,150,342)
  Net unrealized appreciation on
    investments.............................       44,621
  Net investment loss.......................      (71,364)
                                              -----------
Net assets..................................  $15,255,160
                                              ===========
Shares outstanding (note 4).................    2,599,821
Net asset value per share...................  $      5.87
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $    18,892
  Dividends..................................       11,244
                                               -----------
    Total investment income..................       30,136
                                               -----------
Expenses:
  Management fees (note 6)...................       81,042
  Custodian fees.............................        2,628
  Directors' fees............................          346
  Professional fees..........................        4,139
  Accounting and transfer agent fees.........       11,015
  Printing fees..............................        2,009
  Filing fees................................          176
  Other......................................          145
                                               -----------
    Total expenses...........................      101,500
                                               -----------
    Net investment loss......................      (71,364)
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,830,220)
  Change in unrealized appreciation
    (depreciation) on investments............   (1,411,638)
                                               -----------
      Net loss on investments................   (3,241,858)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(3,313,222)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $   (71,364)       $   (199,166)
  Realized loss on investments..............................     (1,830,220)        (20,211,101)
  Change in unrealized appreciation (depreciation) on
    investments.............................................     (1,411,638)          6,585,075
                                                                -----------        ------------
      Net decrease in assets from operations................     (3,313,222)        (13,825,192)
                                                                -----------        ------------
Dividends and distributions to shareholders:
  Capital gains distributions...............................              0            (193,996)
                                                                -----------        ------------
From capital share transactions (note 4):
  Received from shares sold.................................      1,672,315           6,026,624
  Received from dividends reinvested........................              0             193,996
  Paid for shares redeemed..................................     (1,996,206)         (9,716,337)
                                                                -----------        ------------
      Decrease in net assets derived from capital share
       transactions.........................................       (323,891)         (3,495,717)
                                                                -----------        ------------
         Decrease in net assets.............................     (3,637,113)        (17,514,905)
Net Assets:
  Beginning of period.......................................     18,892,273          36,407,178
                                                                -----------        ------------
  End of period.............................................    $15,255,160        $ 18,892,273
                                                                ===========        ============

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2002       ------------------------------------------
                                                               (UNAUDITED)         2001        2000        1999        1998
                                                             ----------------     -------     -------     -------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period.......................      $  7.12          $ 11.90     $ 16.98     $ 10.54     $ 9.68
Income (loss) from investment operations:
  Net investment loss......................................        (0.03)           (0.08)      (0.14)      (0.10)     (0.06)
  Net realized and unrealized gain (loss) on investments...        (1.22)           (4.63)      (2.51)      11.05       0.92
                                                                 -------          -------     -------     -------     ------
    Total income (loss) from investment operations.........        (1.25)           (4.71)      (2.65)      10.95       0.86
                                                                 -------          -------     -------     -------     ------
Less distributions:
  Distributions from net realized capital gains............         0.00            (0.07)      (2.43)      (4.51)      0.00
                                                                 -------          -------     -------     -------     ------
Net asset value, end of period.............................      $  5.87          $  7.12     $ 11.90     $ 16.98     $10.54
                                                                 =======          =======     =======     =======     ======
Total return...............................................       (17.61)%(b)      (39.50)%    (16.87)%    104.95%      8.82%
Ratios and supplemental data:
  Net assets at end of period (millions)...................      $  15.3          $  18.9     $  36.4     $  31.5     $ 11.8
Ratios to average net assets:
  Expenses.................................................         1.18%(a)         1.18%       1.09%       1.06%      1.13%
  Net investment loss......................................        (0.83)%(a)       (0.88)%     (0.75)%     (0.75)%    (0.62)%
Portfolio turnover rate....................................          133%             208%        146%        264%       134%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:

One-year                                   -26.86%
Five-year                                    6.67%
Since inception (1/3/97)                     8.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Growth and Income Portfolio returned (17.35)% versus (19.71)% for the Russell MidCap Growth Index. Areas such as health care, financials, and defense posted positive results for the portfolio. However, losses in technology and biotechnology were more severe and dragged the Index and the Portfolio into the red. The Portfolio's poor performance in the tech and biotech areas had less to do with deteriorating fundamentals of our companies than with the overall negative sentiment in both sectors. Tech in general, and our software holdings in particular, suffered from fears that technology spending will continue to stall this year. Also contributing to investor anxiety is the fact that large-cap tech stocks are still considered overvalued by several measures. By association, this has dampened enthusiasm for many mid-cap names. While our holdings remain fundamentally strong, the overall pessimism in technology has put pressure on many of the stocks we own. We are now at the low end of our tech weighting and have begun to bargain hunt in this area.

With the exception of biotech, many of our health care investments have been good performers for the portfolio. We own pharmacy benefit managers Express Scripts and Caremark, and leading hospital operator Triad. We also own HMO Coventry, which has done well due to positive pricing fundamentals in the industry.

Our defense and aerospace holdings contributed some of the strongest returns in the Portfolio. One of our best performers was Alliant Techsystems, an aerospace, weapons, and ammunitions manufacturer. Their products, which include smart bombs, warheads, electronic systems and rocket propulsion systems, should generate more revenues in the months ahead. We also own Lockheed Martin, the portfolio's best performer, as well as Raytheon. All of these stocks performed strongly in anticipation of larger military budgets as our nation continues to upgrade its defenses. We've also had good performance from retail companies, Abercrombie & Fitch, a casual clothing line and Coach, which designs leather goods and accessories, and financials such as Bank of Hawaii and Sovereign.

We anticipate economic improvement through the remainder of 2002. Housing prices remain firm, refinancing activity is brisk, and unemployment seems to be in check. Earnings comparisons should improve after the poor corporate profit performance of the past 18 months.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 GROWTH & INCOME PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
1/3/97                                                                      10000                              10000
6/97                                                                        11334                              11054
12/97                                                                     13657.5                            12253.4
6/98                                                                      14452.3                            13707.8
12/98                                                                     14625.8                            14442.6
6/99                                                                      17752.8                              16492
12/99                                                                     23730.1                            21851.9
6/00                                                                      23891.5                            24504.7
12/00                                                                     21762.7                            19285.2
6/01                                                                      21401.5                            16783.9
12/01                                                                     18940.3                            15397.6
6/02                                                                      15654.2                            12362.7

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                       % of Net Assets
 1.  Willis Group Holding Ltd.               2.7
 2.  Alliant Techsystems Inc.                1.9
 3.  Health Net Inc.                         1.5
 4.  KB Home                                 1.5
 5.  Lockheed Martin Corp.                   1.5
 6.  Lyondell Chemical Company               1.4
 7.  Calpine Corporation                     1.4
 8.  Toll Bros.                              1.4
 9.  Dollar Tree Stores Inc.                 1.4
10.  Limited Brands                          1.4

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Medical & Related                     12.9
 2.  Computer Software                      9.6
 3.  Oil, Energy & Natural Gas              8.0
 4.  Banking                                6.2
 5.  Retail                                 5.3

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE (5.5%)
  24,000   *Alliant Techsystems Inc. ...........  $ 1,531,200
  30,000   Goodrich Corp. ......................      819,600
  25,000   Honeywell Intl. Inc. ................      880,750
  18,000   Lockheed Martin Corp. ...............    1,251,000
                                                  -----------
                                                    4,482,550
                                                  -----------
           BANKING (6.2%)
  35,000   Bank of Hawaii Corp. ................      980,000
  30,000   Charter One Financial Inc. ..........    1,031,400
  20,500   Greenpoint Financial Corp. ..........    1,006,550
 175,000   Providian Financial Corp. ...........    1,029,000
  67,500   Sovereign Bancorp Inc. ..............    1,009,125
                                                  -----------
                                                    5,056,075
                                                  -----------
           BROADCAST TV & RADIO (1.8%)
  25,000   *Hispanic Broadcasting Corp. ........      652,500
  35,000   *USA Interactive.....................      820,750
                                                  -----------
                                                    1,473,250
                                                  -----------
           BUILDING & CONSTRUCTION (2.9%)
  24,000   KB Home..............................    1,236,240
  39,000   *Toll Brothers.......................    1,142,700
                                                  -----------
                                                    2,378,940
                                                  -----------
           BUSINESS SERVICES (2.9%)
  19,000   *Ebay Inc. ..........................    1,170,780
  10,350   *Hewitt Associates Inc. CL A.........      241,155
  25,000   *Manpower Inc. ......................      918,750
                                                  -----------
                                                    2,330,685
                                                  -----------
           CHEMICALS (1.5%)
  79,450   Lyondell Chemical Co. ...............    1,199,695
                                                  -----------
           COMPUTER SOFTWARE (9.6%)
 164,800   *Auspex Systems Inc. ................       41,365
  90,000   *BEA Systems, Inc. ..................      855,900
  15,000   *Electronic Arts.....................      990,750
  55,000   *Intergraph..........................      959,211
  22,500   *Intuit Inc. ........................    1,118,700
 100,000   *Secure Computing Corp. .............      755,000
  62,500   *Siebel Systems Inc. ................      888,750
  16,000   *Synopsys Inc. ......................      876,960
 277,500   *Viewpoint Corp. ....................    1,337,550
                                                  -----------
                                                    7,824,186
                                                  -----------
           CONSUMER PRODUCTS (2.2%)
  12,500   *Coach Inc. .........................      686,250
  52,500   Mattel...............................    1,106,700
                                                  -----------
                                                    1,792,950
                                                  -----------
           DRUGS/BIOTECHNOLOGY (1.7%)
  40,000   *Abgenix Inc. .......................      392,000
  13,000   Amerisourcebergen Corp. .............      988,000
                                                  -----------
                                                    1,380,000
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ELECTRONICS/SEMICONDUCTORS (5.0%)
  21,500   *KLA-Tencor Corp. ...................  $   945,785
  37,500   *National Semiconductor..............    1,093,875
  27,000   *Novellus Systems, Inc. .............      918,000
  27,500   Raytheon Co. ........................    1,120,625
                                                  -----------
                                                    4,078,285
                                                  -----------
           ENTERTAINMENT & LEISURE (2.3%)
  39,400   Brunswick Corp. .....................    1,103,200
  20,000   Intl. Speedway Corp. CL A............      802,000
                                                  -----------
                                                    1,905,200
                                                  -----------
           FOOD & RELATED (0.9%)
  22,000   *Constellation Brands Inc. ..........      704,000
                                                  -----------
           HOTEL, LODGING & CASINOS (1.6%)
  20,000   *MGM Grand Inc. .....................      675,000
  22,500   *Mandalay Resort Group...............      620,325
                                                  -----------
                                                    1,295,325
                                                  -----------
           INDUSTRIAL SERVICES (2.2%)
  25,000   Allete...............................      677,500
   9,350   *SPX Corp. ..........................    1,098,625
                                                  -----------
                                                    1,776,125
                                                  -----------
           INSURANCE (1.5%)
  45,000   *Health Net Inc. ....................    1,204,650
                                                  -----------
           MEDICAL & RELATED (12.9%)
  41,000   *Applera Corp.- Celera Genomics......      492,000
  40,000   *Biomet, Inc. .......................    1,084,800
  57,500   *Caremark Rx Inc. ...................      948,750
  30,000   *Community Health Sys................      804,000
  32,500   *Coventry Health Care Inc. ..........      923,650
  16,000   *Express Scripts Inc. ...............      801,760
  33,500   *Lincare Holdings Inc. ..............    1,082,050
  48,000   *Manor Care Inc. ....................    1,104,000
  25,000   McKesson HBOC Inc. ..................      817,500
  13,200   *St. Jude Medical....................      974,820
  19,000   *Triad Hospitals Inc. ...............      805,220
  17,500   *Varian Medical Systems Inc. ........      709,625
                                                  -----------
                                                   10,548,175
                                                  -----------
           OFFICE EQUIPMENT (1.1%)
  23,500   Diebold..............................      875,140
                                                  -----------
           OIL, ENERGY & NATURAL GAS (8.0%)
  22,500   *BJ Services.........................      762,300
  12,200   *Cooper Cameron Corp. ...............      590,724
  17,000   Devon Energy Corp. ..................      837,760
  33,500   Ensco International Inc. ............      913,210
  40,000   Ocean Energy Inc. ...................      866,800
  10,000   *Smith International Inc. ...........      681,900
  28,000   *Noble Corp. ........................    1,080,800
  18,300   *Weatherford Intl. Ltd...............      790,560
                                                  -----------
                                                    6,524,054
                                                  -----------
           REAL ESTATE & LEASING (0.8%)
  21,500   *Duke Realty Corp. ..................      622,425
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           RESTAURANTS (2.0%)
  25,000   *Brinker International...............  $   793,750
  36,000   Dardeen Restaurants..................      889,200
                                                  -----------
                                                    1,682,950
                                                  -----------
           RETAIL (6.3%)
  43,500   *Abercrombie & Fitch.................    1,049,220
  51,000   *AutoNation Inc. ....................      739,500
  30,000   *Dollar Tree Stores, Inc. ...........    1,182,300
  55,000   *Limited Brands......................    1,171,500
  52,000   TJX Cos. Inc. .......................    1,019,720
                                                  -----------
                                                    5,162,240
                                                  -----------
           TELECOMMUNICATIONS & RELATED (0.8%)
 935,500   *Primus Telecom. Group Inc. .........      654,850
 170,000   *Worldcom Inc. - Worldcom Grp........       15,300
                                                  -----------
                                                      670,150
                                                  -----------
           TRANSPORTATION (1.7%)
  40,000   *Continental Airlines CL B...........      631,200
  32,000   *Swift Transportation Co. ...........      745,600
                                                  -----------
                                                    1,376,800
                                                  -----------
           UTILITIES (1.4%)
 160,400   *Calpine Corp. ......................    1,127,612
                                                  -----------
           TOTAL U.S. COMMON STOCKS (82.8%).....  $67,471,462
                                                  -----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          CANADA (1.9%)
          COMPUTER SOFTWARE (0.8%)
 28,000   *Cognos Inc. .........................  $   621,320
                                                  -----------
          METALS & MINING (1.1%)
 40,000   *Inco Ltd. ...........................      905,600
                                                  -----------
          TOTAL CANADA..........................    1,526,920
                                                  -----------
          UNITED KINGDOM (2.7%)
          INSURANCE (2.7%)
 67,500   *Willis Group Holding Ltd. ...........    2,221,425
                                                  -----------
          TOTAL FOREIGN COMMON STOCKS (4.6%)....  $ 3,748,345
                                                  -----------
          TOTAL COMMON STOCKS (87.4%)...........  $71,219,807
                                                  -----------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (1.1%)
$1,000,000   CheckPoint Systems Inc. (144A)
              5.250% 11/01/05....................  $  880,000
                                                   ----------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (0.5%)
$  750,000   Sepracor Inc. 5.000% 02/15/07.......  $  433,125
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (1.1%)
 1,000,000   LAM Research Corp. (144A) 4.000%
              06/01/06...........................     846,250
                                                   ----------
             RETAIL (0.2%)
   250,000   Duane Reade Inc. (144A) 2.148%
              04/16/22...........................     155,625
                                                   ----------
             TELECOMMUNICATIONS & RELATED (0.4%)
   750,000   Nextel Communications Inc. 4.750%
              07/01/07...........................     345,000
                                                   ----------
             TOTAL CONVERTIBLE DEBENTURES
              (3.3%).............................  $2,660,000
                                                   ----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (11.2%)
$9,156,000   US Bank 1.350% 07/01/02
              Repurchase price $9,156,627
              Collateralized by FHR
              Market Value: $9,339,475
              Face Value: $9,407,089
              Due: 10/15/31
              Interest: 3.04%...................  $ 9,156,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (11.2%)...........................  $ 9,156,000
                                                  -----------
             TOTAL HOLDINGS (101.9%)
              (COST $85,680,704) (a)............  $83,035,807
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-1.9%)...............   (1,530,937)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $81,504,870
                                                  ===========

                                                     MARKET
SHARES             CALL OPTIONS WRITTEN              VALUE
------------------------------------------------------------
         COMPUTER & RELATED
 7,500   Electronic Arts CL Opt 8/02..............  $(17,250)
                                                    --------
         TOTAL OPTIONS............................  $(17,250)
                                                    --------

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,681,610. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,881,875 or 2.3% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $85,680,704)............  $ 83,035,807
  Receivable for securities sold...........       861,302
  Receivable for fund shares sold..........         7,300
  Dividends and accrued interest
    receivable.............................        57,049
  Other....................................         8,700
                                             ------------
    Total assets...........................    83,970,158
                                             ------------
Liabilities:
  Cash overdraft...........................        14,122
  Call options written, at fair value
    (premiums received $16,275)............        17,250
  Payable for securities purchased.........     2,195,569
  Payable for fund shares redeemed.........       158,404
  Payable for investment management
    services (note 3)......................        59,476
  Other accrued expenses...................        20,467
                                             ------------
    Total liabilities......................     2,465,288
                                             ------------
Net assets.................................  $ 81,504,870
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,693,102
  Paid-in capital in excess of par value...   107,997,392
  Accumulated net realized loss on
    investments............................   (31,534,765)
  Net unrealized depreciation on
    investments............................    (2,645,873)
  Net investment loss......................        (4,986)
                                             ------------
Net assets.................................  $ 81,504,870
                                             ============
Shares outstanding (note 4)................     7,693,102
Net asset value per share..................  $      10.59
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $    290,061
  Dividends (net of withholding tax of
    $1,623).................................       171,415
                                              ------------
    Total investment income.................       461,476
                                              ------------
Expenses:
  Management fees (note 6)..................       395,478
  Custodian fees............................        13,482
  Directors' fees...........................         1,721
  Professional fees.........................         4,842
  Accounting and transfer agent fees........        39,560
  Printing fees.............................         9,680
  Filing fees...............................           902
  Other.....................................           797
                                              ------------
    Total expenses..........................       466,462
                                              ------------
    Net investment loss.....................        (4,986)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........    (9,128,691)
  Change in unrealized appreciation
    (depreciation) on investments...........    (8,288,843)
                                              ------------
      Net loss on investments...............   (17,417,534)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(17,422,520)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income (loss)..............................    $     (4,986)      $  1,435,279
  Realized loss on investments..............................      (9,128,691)       (18,829,796)
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (8,288,843)         1,863,602
                                                                ------------       ------------
      Net decrease in assets from operations................     (17,422,520)       (15,530,915)
                                                                ------------       ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................               0         (1,379,180)
  Capital gains distributions...............................               0            (84,620)
                                                                ------------       ------------
      Total dividends and distributions.....................               0         (1,463,800)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................       3,000,125         11,692,438
  Received from dividends reinvested........................               0          1,463,800
  Paid for shares redeemed..................................      (6,126,779)       (11,518,676)
                                                                ------------       ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................      (3,126,654)         1,637,562
                                                                ------------       ------------
         Decrease in net assets.............................     (20,549,174)       (15,357,153)
Net Assets:
  Beginning of period.......................................     102,054,044        117,411,197
                                                                ------------       ------------
  End of period (a).........................................    $ 81,504,870       $102,054,044
                                                                ============       ============
(a) Includes undistributed net investment income of.........    $          0       $     56,099
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ----------------------------------------
                                                                (UNAUDITED)         2001        2000       1999       1998
                                                              ----------------     -------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................      $ 12.81          $ 14.92     $18.78     $13.63     $12.85
Income (loss) from investment operations:
  Net investment income.....................................            0             0.18       0.00       0.02       0.14
  Net realized & unrealized gain (loss) on investments......        (2.22)           (2.11)     (1.49)      8.33       0.77
                                                                  -------          -------     ------     ------     ------
    Total income (loss) from investment operations..........        (2.22)           (1.93)     (1.49)      8.35       0.91
                                                                  -------          -------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................         0.00            (0.17)      0.00      (0.02)     (0.13)
  Distributions from net realized capital gains.............         0.00            (0.01)     (1.81)     (3.17)      0.00
  Distributions in excess of capital gains..................         0.00             0.00      (0.53)      0.00       0.00
  Return of capital.........................................         0.00             0.00      (0.03)     (0.01)      0.00
                                                                  -------          -------     ------     ------     ------
    Total distributions.....................................         0.00            (0.18)     (2.37)     (3.20)     (0.13)
                                                                  -------          -------     ------     ------     ------
Net asset value, end of period..............................      $ 10.59          $ 12.81     $14.92     $18.78     $13.63
                                                                  =======          =======     ======     ======     ======
Total return................................................       (17.36)%(b)      (12.84)%    (8.29)%    62.25%      7.09%
Ratios and supplemental data:
  Net assets at end of period (millions)....................      $  81.5          $ 102.1     $117.4     $113.0     $ 51.4
Ratios to average net assets:
  Expenses..................................................         1.00%(a)         1.00%      0.98%      0.95%      0.97%
  Net investment income.....................................         0.00%(a)         1.20%      0.00%      0.15%      1.09%
Portfolio turnover rate.....................................          184%             407%       537%       417%       286%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE
The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:
One-year                                   -19.21%
Five-year                                    3.79%
Since inception (1/3/97)                     7.02%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the S&P 500 Index Portfolio returned (13.81)% versus (13.15)% for the S&P 500 Index. The Portfolio's correlation with the S&P 500 Index was 99.88%. The correlation between the Portfolio and the Index is due to the use of S&P 500 Index futures and investment guidelines that limit the Portfolio's discretion relative to the S&P 500 Index. The Portfolio underwent major changes on April 1 in order to improve relative performance. The Portfolio used to hold upwards of 50% in S&P 500 Futures contracts as a proxy for the 500 stocks in the Index. While this strategy works to some extent, futures contracts have pulled down returns relative to the Index. The Portfolio sold off a majority of the contracts, which now make up 20% of the Portfolio. The cash raised from the sale of the contracts was reinvested in the individual stocks in the Index, increasing the exposure from 175 names to 317. This strategy will better replicate the Index going forward.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                            ----------------------------------            -------------
1/3/97                                                                      10000                              10000
6/97                                                                        12058                              12060
12/97                                                                     13174.6                              13336
6/98                                                                      15524.9                            15697.7
12/98                                                                     17127.1                            17146.7
6/99                                                                      19247.4                            19269.4
12/99                                                                     21516.7                            20755.1
6/00                                                                      21628.6                            20665.8
12/00                                                                     19441.9                            18863.8
6/01                                                                        17976                            17599.9
12/01                                                                     16848.9                            16623.1
6/02                                                                      14522.1                            14437.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  General Electric                       2.6
 2.  Microsoft Corp.                        2.6
 3.  Exxon Mobil Corp.                      2.4
 4.  Wal-Mart Stores Inc.                   2.2
 5.  Pfizer Inc.                            1.9
 6.  Citigroup Inc.                         1.8
 7.  American International Group           1.6
 8.  Coca Cola Co.                          1.2
 9.  Royal Dutch Petroleum ADR              1.1
10.  Intl. Business Machines                1.1

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Banking                                9.1
 2.  Drugs/Biotechnology                    7.1
 3.  Retail                                 6.1
 4.  Oil, Energy & Natural Gas              5.1
 5.  Telecommunications & Related           4.0

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ADVERTISING (0.1%)
     5,200   Interpublic GRP Cos. Inc. ........  $    128,752
     2,500   Omnicom Group.....................       114,500
                                                 ------------
                                                      243,252
                                                 ------------
             AEROSPACE (1.8%)
    19,000   Boeing Co. .......................       855,000
     3,100   General Dynamics Corp. ...........       329,685
    17,700   *Honeywell International Inc. ....       623,571
     6,100   Lockheed Martin Corp. ............       423,950
     1,500   Northrop Grumman Corp. ...........       187,500
     6,500   United Technologies Corp. ........       441,350
                                                 ------------
                                                    2,861,056
                                                 ------------
             AUTOMOTIVE & RELATED (0.6%)
     7,700   Delphi Automotive Systems.........       101,640
    25,487   Ford Motor Co. ...................       407,792
     5,400   General Motors Corp. .............       288,630
     4,200   Harley Davidson...................       215,334
                                                 ------------
                                                    1,013,396
                                                 ------------
             BANKING (9.1%)
     5,000   Amsouth Bancorp...................       111,900
     6,300   BB&T Corporation..................       243,180
    25,000   Banc One Corp. ...................       962,000
    21,600   Bank of America Corp. ............     1,519,776
    10,100   Bank of New York..................       340,875
     2,900   Capital One Financial Corp. ......       177,045
    72,669   Citigroup Inc. ...................     2,815,924
     2,400   Comerica Inc. ....................       147,360
    13,650   Fifth Third Bancorp...............       909,772
    22,700   Fleet Boston Financial Corp. .....       734,345
     2,100   Golden West Financial.............       144,438
    37,000   JP Morgan Chase & Co. ............     1,255,040
     5,800   KeyCorp...........................       158,340
    11,700   MBNA Corporation..................       386,919
     8,300   National City Corp. ..............       275,975
     3,000   Northern Trust....................       132,180
     3,900   PNC Financial Services Grp........       203,892
     3,000   Regions Financial Corp. ..........       105,450
     4,700   Southtrust Corp. .................       122,764
     4,400   State Street Corp. ...............       196,680
     3,900   Sun Trust Banks, Inc. ............       264,108
     4,000   Synovus Financial Corp. ..........       110,080
    26,190   US Bancorp........................       611,537
    23,000   Wachovia Corp. ...................       878,140
    14,250   Washington Mutual Inc. ...........       528,818
    23,300   Wells Fargo & Co. ................     1,166,398
                                                 ------------
                                                   14,502,936
                                                 ------------
             BROADCAST RADIO & TV (0.4%)
     8,200   *Clear Channel Communications.....       262,564
    13,000   *Comcast Corp. CL A Special.......       309,920
     2,800   *Univision Communications Inc. ...        87,920
                                                 ------------
                                                      660,404
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             BUSINESS SERVICES (1.0%)
     8,500   Automatic Data Processing Inc. ...  $    370,175
    13,500   *Cendant Corporation..............       214,380
     2,300   Cintas Group......................       113,689
    10,400   First Data........................       386,880
     2,600   *Fiserv, Inc. ....................        95,446
     5,100   Paychex Inc.......................       159,579
     3,300   Pitney Bowes Inc. ................       131,076
     9,900   *Xerox Corp. .....................        69,003
                                                 ------------
                                                    1,540,228
                                                 ------------
             CHEMICALS (1.1%)
     3,100   Air Products & Chemicals Inc. ....       156,457
    18,000   Dow Chemical Co. .................       618,840
    14,100   Dupont De Nemours & Co. ..........       626,040
     2,300   PPG Industries....................       142,370
     2,200   Praxair Inc. .....................       125,334
     3,000   Rohm & Haas Co. ..................       121,470
                                                 ------------
                                                    1,790,511
                                                 ------------
             COMPUTER & RELATED (3.9%)
     4,800   *Apple Computer Inc. .............        85,056
   102,800   *Cisco Systems Inc. ..............     1,434,060
     2,300   *Computer Sciences................       109,940
    43,000   *Dell Computer Corp. .............     1,124,020
    30,700   *EMC Corp. Massachusetts..........       231,785
     7,000   Electronic Data Systems Corp. ....       260,050
    50,000   Hewlett-Packard Co. ..............       764,000
    24,300   Intl. Business Machines...........     1,749,600
     1,700   *Lexmark Intl. Group Inc. CL A....        92,480
     3,600   *Network Appliance Inc. ..........        44,784
    44,700   *Sun Microsystems Inc. ...........       223,947
     8,000   *Yahoo! Inc. .....................       118,080
                                                 ------------
                                                    6,237,802
                                                 ------------
             COMPUTER SOFTWARE (3.6%)
     3,200   Adobe Systems Inc. ...............        91,200
     2,000   *Citrix Systems Inc. .............        12,080
    19,000   Computer Associates...............       301,910
     2,900   *Intuit Inc. .....................       144,188
    76,600   *Microsoft Corp. .................     4,190,020
    81,000   *Oracle Corp. ....................       767,070
     4,700   *PeopleSoft Inc. .................        69,936
     6,700   *Siebel Systems Inc. .............        95,274
     5,500   *Veritas Software Corp. ..........       108,845
                                                 ------------
                                                    5,780,523
                                                 ------------
             CONSUMER PRODUCTS (3.9%)
     3,000   Avery Dennison Co. ...............       188,250
     3,200   Avon Products Inc. ...............       167,168
     3,200   Clorox............................       132,320
     7,500   Colgate Palmolive Co. ............       375,375
     4,000   Eastman Kodak Company.............       116,680
     2,000   Fortune Brands Inc. ..............       112,000
    14,500   Gillette Co. .....................       491,115
    43,100   Johnson & Johnson Co. ............     2,252,406
     6,300   Masco Co. ........................       170,793

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (CONTINUED)
     5,900   Mattel............................  $    124,372
     3,600   Newell Rubbermaid Inc. ...........       126,216
     3,700   Nike CL B.........................       198,505
    20,000   Procter & Gamble Co. .............     1,786,000
                                                 ------------
                                                    6,241,200
                                                 ------------
             DRUGS/BIOTECHNOLOGY (7.1%)
    21,400   Abbott Labs.......................       805,710
     1,800   Allergan..........................       120,150
     1,400   AmerisourceBergen Corp. ..........       106,400
    20,250   *Amgen Inc. ......................       848,070
     2,000   *Biogen Inc. .....................        82,860
    26,600   Bristol-Meyer/Squibb..............       683,620
     2,600   *Chiron Corp. ....................        91,910
     2,400   *Forest Laboratories CL A.........       169,920
     2,900   *Genzyme Corp. ...................        55,796
     7,400   *Immunex Inc. ....................       165,316
     3,300   *King Pharmaceuticals Inc. .......        73,425
    15,400   Lilly Eli & Co. ..................       868,560
     3,400   *Medimmune Inc. ..................        89,760
    32,000   Merck & Co Inc. ..................     1,620,480
    88,750   Pfizer Inc. ......................     3,106,250
    23,700   Pharmacia Corp. ..................       887,565
    26,500   Schering-Plough Corp. ............       651,900
    18,100   Wyeth.............................       926,720
                                                 ------------
                                                   11,354,412
                                                 ------------
             ELECTRICAL EQUIPMENT (2.9%)
     9,000   Emerson Electric Co. .............       481,590
   140,400   General Electric Co. .............     4,078,620
                                                 ------------
                                                    4,560,210
                                                 ------------
             ELECTRONICS/SEMICONDUCTOR (2.9%)
    11,000   *Agilent Technologies Inc. .......       260,150
     5,300   *Altera Corp. ....................        72,080
     6,000   *Analog Devices...................       178,200
    32,200   *Applied Materials................       612,444
     3,600   *Broadcom Corp. ..................        63,144
    94,800   Intel Corp. ......................     1,731,996
     1,800   *Jabil Circuit Inc. ..............        37,998
     2,500   *KLA-Tencor Corp. ................       109,975
     4,300   Linear Technology Corp. ..........       135,149
     4,500   *Maxim Integrated Products........       172,485
     8,200   *Micron Technology Inc. ..........       165,804
     1,900   *Novellus Systems, Inc. ..........        64,600
     1,800   *Nvidia Corp. ....................        30,924
    12,900   *Sanmina Corp. ...................        81,399
    10,000   *Solectron Corp. .................        61,500
     8,300   *Teradyne Inc. ...................       195,050
    23,900   Texas Instruments.................       566,430
     4,600   *Xilinx Inc. .....................       103,178
                                                 ------------
                                                    4,642,506
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.8%)
     8,000   Carnival Corporation..............  $    221,520
     1,600   *Harrahs Entertainment Inc. ......        70,960
     1,300   *International Game Technology....        73,710
    44,100   Walt Disney Co. ..................       833,490
                                                 ------------
                                                    1,199,680
                                                 ------------
             FINANCIAL SERVICES (3.6%)
    28,800   American Express Co. .............     1,046,016
     6,900   *Concord EFS Inc. ................       207,966
     1,200   Countrywide Credit Ind. Inc. .....        57,900
     9,600   Federal Home Loan MTG Corp. ......       587,520
    13,700   Fannie Mae........................     1,010,375
     3,500   Franklin Resources Inc. ..........       149,240
     4,100   John Hancock Financial Services...       144,320
     2,500   H & R Block.......................       115,375
     6,300   Household International...........       313,110
     7,200   Lehman Brothers Holding Inc. .....       450,144
     6,400   Mellon Financial Corp. ...........       201,152
    11,500   Merrill Lynch.....................       465,750
    15,100   Morgan Stanley Dean Witter........       650,508
     2,100   SLM Corp. ........................       203,490
    18,800   Charles Schwab Corp. .............       210,560
                                                 ------------
                                                    5,813,426
                                                 ------------
             FOOD & RELATED (4.9%)
    12,100   Anheuser-Busch Cos. Inc. .........       605,000
     9,450   Archer-Daniels-Midland Co. .......       120,865
    11,500   Campbell Soup Co. ................       318,090
    35,000   Coca-Cola Co. ....................     1,960,000
     6,100   Coca-Cola Enterprises.............       134,688
     7,400   Conagra Foods Inc. ...............       204,610
     5,000   General Mills.....................       220,400
     4,800   H J Heinz Co. ....................       197,280
     1,800   Hershey Foods.....................       112,500
     5,500   Kellogg Co. ......................       197,230
    27,000   *Kroger Co. ......................       537,300
     3,900   Pepsi Bottling....................       120,120
    24,000   PepsiCo Inc. .....................     1,156,800
    29,800   Philip Morris Co. Inc. ...........     1,301,664
    19,000   Sara Lee Corp. ...................       392,160
     9,100   Sysco Corp. ......................       247,702
     3,100   Wrigley Wm. Jr. Co. ..............       171,585
                                                 ------------
                                                    7,997,994
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.8%)
     6,600   International Paper Company.......       287,628
     7,200   Kimberly-Clark....................       446,400
     8,000   Weyerhaeuser Co. .................       510,800
                                                 ------------
                                                    1,244,828
                                                 ------------
             HOTEL, LODGING & CASINOS (0.1%)
     3,300   Marriott International............       125,565
     2,700   Starwood Hotels & Resorts.........        88,803
                                                 ------------
                                                      214,368
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             INSURANCE (3.7%)
     3,700   AON Corporation...................  $    109,076
     7,200   Aflac Corp. ......................       230,400
     9,800   Allstate Corp. ...................       362,404
    36,800   American Intl. Group Inc. ........     2,510,864
     2,300   Chubb Corp. ......................       162,840
     2,000   Cigna Corp. ......................       194,840
     2,200   Cincinnati Financial Corp. .......       102,366
     3,300   Hartford Financial Svcs...........       196,251
     2,000   Jefferson Pilot...................        94,000
     2,600   Lincoln National Corp. ...........       109,200
     2,600   Loews Corporation.................       137,774
     2,000   MBIA Inc. ........................       113,060
     1,400   MGIC Investment...................        94,920
     3,700   Marsh & McLennan Co. .............       357,420
     9,900   Metlife Inc. .....................       285,120
     3,000   Progressive Corp. ................       173,550
     2,800   St. Paul Companies................       108,976
     4,300   UnitedHealth Group Inc. ..........       393,665
     1,900   *Wellpoint Health Networks........       147,839
                                                 ------------
                                                    5,884,565
                                                 ------------
             MACHINERY (0.2%)
     4,700   Caterpillar Inc. .................       230,065
       500   Deere & Co. ......................        23,950
                                                 ------------
                                                      254,015
                                                 ------------
             MANUFACTURING (1.3%)
     5,400   3M Company........................       664,200
     2,000   Danaher Corp. ....................       132,700
     2,700   Dover Co. ........................        94,500
     4,200   Illinois Tool Works...............       286,860
     1,200   Johnson Controls..................        97,932
     7,500   Parker-Hannifin Corp. ............       358,425
     5,300   Raytheon Co. .....................       215,975
       800   TRW...............................        45,584
     1,900   Textron Inc. .....................        89,110
     1,200   *Waters Corp. ....................        32,040
                                                 ------------
                                                    2,017,326
                                                 ------------
             MEDIA & PUBLISHING (1.7%)
    61,000   *AOL Time Warner Inc. ............       897,310
     3,600   Gannett Co. Inc. .................       273,240
     1,200   Knight Ridder Inc. ...............        75,540
     2,600   McGraw Hill Cos. Inc. ............       155,220
     2,000   New York Times CL A...............       103,000
     4,100   Tribune Co. ......................       178,350
    24,400   *Viacom Inc. CL B.................     1,082,628
                                                 ------------
                                                    2,765,288
                                                 ------------
             MEDICAL & RELATED (2.3%)
     8,100   Baxter International Inc. ........       360,045
     3,500   Becton Dickinson Co. .............       120,575
     3,700   *Biomet, Inc. ....................       100,344
    25,900   *Boston Scientific Corp. .........       759,388
     6,200   Cardinal Health Inc. .............       380,742
     4,100   *Guidant Corp. ...................       123,943

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (CONTINUED)
     7,100   HCA The Healthcare Company........  $    337,250
     4,000   Healthsouth Corporation...........        51,160
     3,000   IMS Health Inc. ..................        53,850
     3,900   McKesson HBOC Inc. ...............       127,530
    16,600   Medtronic Inc. ...................       711,310
     2,700   Stryker Corp. ....................       144,477
     4,500   *Tenet Healthcare Corp. ..........       321,975
       870   *Zimmer Holdings Inc. ............        31,024
                                                 ------------
                                                    3,623,613
                                                 ------------
             METALS & MINING (0.3%)
    11,600   Alcoa Inc. .......................       384,540
     5,300   Newmont Mining Corp. .............       139,549
                                                 ------------
                                                      524,089
                                                 ------------
             OIL, ENERGY & NATURAL GAS (5.1%)
     3,400   Anadarko Petroleum Corp. .........       167,620
     1,820   Apache Corp. .....................       104,614
     4,600   Baker Hughes Inc. ................       153,134
     2,700   Burlington Resources Inc. ........       102,600
    14,700   ChevronTexaco Corp. ..............     1,300,950
     8,600   Conoco Inc. ......................       239,080
     2,100   Devon Energy Corp. ...............       103,488
     4,800   Dynegy Inc. ......................        34,560
    95,200   Exxon Mobil Corp. ................     3,895,584
     5,900   Halliburton Co. ..................        94,046
     1,000   Kerr McGee Co. ...................        53,550
    21,500   Marathon Oil Corp. ...............       583,080
     5,000   Occidental Petroleum..............       149,950
     5,200   Phillips Petroleum Co. ...........       306,176
     4,300   Transocean Sedco Forex Inc. ......       133,945
    10,000   Schlumberger Ltd. ................       465,000
     3,300   Unocal Corp. .....................       121,902
     9,000   Williams Cos......................        53,910
                                                 ------------
                                                    8,063,189
                                                 ------------
             RESTAURANTS (0.5%)
    17,700   McDonalds Corp. ..................       503,565
     5,200   Starbucks Corp. ..................       129,220
     4,000   *Yum! Brands Inc. ................       117,000
                                                 ------------
                                                      749,785
                                                 ------------
             REAL ESTATE & LEASING (0.2%)
     5,700   Equity Office Properties..........       171,570
     3,700   Equity Residential Props..........       106,375
                                                 ------------
                                                      277,945
                                                 ------------
             RETAIL (6.1%)
     5,500   Albertson's Inc. .................       167,530
     1,400   *Autozone Inc. ...................       108,220
     3,900   *Bed Bath & Beyond Inc. ..........       147,186
     4,350   *Best Buy Co. Inc. ...............       157,905
     5,300   CVS Corp. ........................       162,180
     6,200   *Costco Wholesale Corp. ..........       239,444
     4,000   Dollar General Corp. .............        76,120
     2,600   *Federated Dept. Stores...........       103,220
    18,250   Gap Inc. .........................       259,150

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (CONTINUED)
    36,500   Home Depot Inc. ..................  $  1,340,645
     4,600   *Kohls Department Stores..........       322,368
     7,100   Limited Brands....................       151,230
    10,600   Lowes Companies...................       481,240
     4,000   May Dept. Stores..................       131,720
     4,000   *Office Depot.....................        67,200
     3,000   Penney JC Co. ....................        66,060
     1,100   Radioshack Corp. .................        33,066
     6,900   *Safeway Inc. ....................       201,411
     4,400   Sears Roebuck & Co. ..............       238,920
     1,000   Sherwin Williams..................        29,930
     6,300   *Staples Inc. ....................       124,110
     7,400   TJX Cos. Inc. ....................       145,114
    24,200   Target Corp. .....................       922,020
    14,100   Walgreen Co. .....................       544,683
    62,900   Wal-Mart Stores Inc. .............     3,460,129
                                                 ------------
                                                    9,680,801
                                                 ------------
             TELECOMMUNICATIONS & RELATED (4.0%)
    17,500   *ADC Telecommunications Inc. .....        40,075
    37,184   *AT&T Wireless Services...........       217,526
    69,250   American Telephone & Telegraph....       740,975
     4,200   Alltel Corp. .....................       197,400
     3,501   *Avaya Inc. ......................        17,330
    25,800   Bell South Corp. .................       812,700
    13,000   *Corning Corp. ...................        46,150
    18,600   *JDS Uniphase Corp. ..............        49,662
    47,100   *Lucent Technologies Inc. ........        78,186
    30,600   Motorola Inc. ....................       441,252
    12,000   *Qualcom Inc. ....................       329,880
    22,000   *Qwest Communications Intl........        61,600
    50,900   SBC Communications Inc. ..........     1,552,450
     1,800   Scientific-Atlanta Inc. ..........        29,610
    12,200   Sprint Corporation................       129,442
    13,600   *Sprint PCS Group.................        60,792
     7,800   *Tellabs Inc. ....................        48,360
    37,400   Verizon Communication.............     1,501,610
                                                 ------------
                                                    6,355,000
                                                 ------------
             TRANSPORTATION (0.7%)
     5,200   Burlington Northern Santa Fe......       156,000
     2,900   CSX Corp. ........................       101,645
     4,500   Fedex Corp. ......................       240,300
    18,000   Norfolk Southern Corp. ...........       420,840
    10,500   Southwest Airlines Co. ...........       169,680
                                                 ------------
                                                    1,088,465
                                                 ------------
             UTILITIES (2.4%)
     6,000   *AES Corp. .......................        32,520
     4,400   American Electric Power Co. ......       176,088
     2,900   Consolidated Edison, Inc. ........       121,075
     2,200   DTE Energy Company................        98,208
     3,600   Dominion Resources................       238,320
    20,500   Duke Power........................       637,550
    31,000   *Edison International.............       527,000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             UTILITIES (CONTINUED)
     7,000   El Paso Corporation...............  $    144,270
     3,000   Entergy Corp. ....................       127,320
     2,400   FPL Group Inc. ...................       143,976
     4,400   Exelon Corporation................       230,120
     4,000   First Energy Corp. ...............       133,520
     1,200   Kinder Morgan Inc. ...............        45,624
     5,300   *PG&E Corporation.................        94,817
     3,000   Progress Energy Inc. .............       156,030
     2,800   Public Service Enterprises........       121,240
     4,100   Reliant Energy Inc. ..............        69,290
     9,500   Southern Company..................       260,300
     3,600   TXU Corporation...................       185,580
     3,400   Union Pacific Corp. ..............       215,152
     5,000   Xcel Energy Inc. .................        83,850
                                                 ------------
                                                    3,841,850
                                                 ------------
             WASTE SERVICES (0.1%)
     8,600   Waste Management Inc. ............       224,030
                                                 ------------
             TOTAL U.S. COMMON STOCKS
              (77.2%)..........................  $123,248,693
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (0.4%)
             ELECTRONICS/SEMICONDUCTOR (0.3%)
    30,000   Tyco International Ltd. ..........  $    405,300
                                                 ------------
             INSURANCE (0.1%)
     3,500   Ace Ltd. .........................       110,600
     1,800   XL Capital Ltd. CL A..............       152,460
                                                 ------------
                                                      263,060
                                                 ------------
             MANUFACTURING (0.3%)
     9,500   Ingersoll Rand Co. ...............       433,770
                                                 ------------
             TOTAL BERMUDA.....................     1,102,130
                                                 ------------
             CANADA (0.2%)
             METALS & MINING (0.2%)
     4,400   Alcan Inc. .......................       165,088
     7,300   Barrick Gold Corp. ...............       138,627
                                                 ------------
                                                      303,715
                                                 ------------
             TELECOMMUNICATIONS & RELATED (0.0%)
    44,100   *Nortel Networks Corp. ...........        63,945
                                                 ------------
             TOTAL CANADA......................       367,660
                                                 ------------
             NETHERLANDS (1.5%)
             CONSUMER PRODUCTS (0.4%)
     8,600   Unilever..........................       557,280
                                                 ------------
             OIL, ENERGY & NATURAL GAS (1.1%)
    32,000   Royal Dutch Petroleum                  1,768,640
                                                 ------------
             TOTAL NETHERLANDS.................     2,325,920
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (2.4%)...........................  $  3,795,710
                                                 ------------
             TOTAL COMMON STOCKS (79.6%).......  $127,044,403
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
  SHARES             DEPOSITORY RECEIPT             VALUE
-------------------------------------------------------------
     2,400   S&P 500 Depository Receipt........  $    237,504
                                                 ------------
             TOTAL DEPOSITORY RECEIPT (0.1%)...  $    237,504
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (5.0%)
$2,286,000   Diamler Chrysler Holdings 1.750%
              07/01/02.........................  $  2,286,000
 3,290,000   Diamler Chrysler Holdings 1.750%
              07/09/02.........................     3,288,721
 2,405,000   Ford Motor Credit Company 1.750%
              07/12/02.........................     2,403,714
                                                 ------------
                                                    7,978,435
                                                 ------------
             FINANCIAL SERVICES (5.6%)
 2,486,000   AIG Funding Inc. 1.760%
              07/08/02.........................     2,485,159
 3,533,000   American Express Credit Corp.
              1.720% 07/02/02..................     3,532,831
 2,876,000   General Electric Capital Corp.
              1.760% 07/11/02..................     2,874,618
                                                 ------------
                                                    8,892,608
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             INSURANCE (2.6%)
$2,470,000   Prudential Funding 1.730%
              07/15/02.........................  $  2,468,338
 1,626,000   Prudential Funding C/P 1.670%
              7/10/02..........................     1,625,321
                                                 ------------
                                                    4,093,659
                                                 ------------
             MACHINERY (1.4%)
 2,252,000   John Deere Capital 1.800%
              07/09/02.........................     2,251,099
                                                 ------------
             RETAIL (3.7%)
 2,978,000   Sears Roebuck Acceptance
             1.870% 07/03/02...................     2,977,691
 3,014,000   Sears Roebuck Acceptance 1.850%
              07/05/02.........................     3,013,380
                                                 ------------
                                                    5,991,071
                                                 ------------
             TOTAL SHORT-TERM NOTES (18.3%)....  $ 29,206,872
                                                 ------------
             TOTAL HOLDINGS (98.0%)
              (COST $187,930,130) (a)..........  $156,488,779
                                                 ------------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (2.0%)........     3,166,577
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $159,655,356
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $86,144.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $187,930,130)...........  $156,488,779
  Variation margin on futures contracts
    (note 1)...............................     2,973,301
  Receivable for securities sold...........       310,476
  Receivable for fund shares sold..........         1,918
  Dividends and accrued interest
    receivable.............................       157,686
  Other....................................        28,015
                                             ------------
    Total assets...........................   159,960,175
                                             ------------
Liabilities:
  Cash overdraft...........................         1,966
  Payable for fund shares redeemed.........       235,750
  Payable for investment management
    services (note 3)......................        51,654
Other accrued expenses.....................        15,449
                                             ------------
Total liabilities..........................       304,819
                                             ------------
Net assets.................................  $159,655,356
                                             ============
  Net assets consist of:
  Par value, $1 per share..................  $ 15,585,229
  Paid-in capital in excess of par value...   203,349,158
  Accumulated net realized loss on
    investments............................   (27,488,442)
  Net unrealized depreciation on:
    Investments (note 1)...................   (31,441,351)
    Futures contracts (note 1).............      (827,925)
  Undistributed investment income..........       478,687
                                             ------------
Net assets.................................  $159,655,356
                                             ============
Shares outstanding (note 4)................    15,585,229
Net asset value per share..................  $      10.24
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $    480,722
  Dividends (net of withholding tax of
    $6,565).................................       893,697
                                              ------------
    Total investment income.................     1,374,419
                                              ------------
Expenses:
  Management fees (note 6)..................       336,312
  Custodian fees............................        11,859
  Directors' fees...........................           848
  Professional fees.........................         4,273
  Accounting and transfer agent fees........        65,612
  Printing fees.............................        14,531
  Filing fees...............................           214
  Other.....................................         7,099
                                              ------------
    Total expenses..........................       440,748
                                              ------------
    Net investment income...................       933,671
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on:
    Investments.............................    (4,044,294)
    Futures contracts.......................    (5,741,990)
  Change in unrealized appreciation
    (depreciation) on:
    Investments.............................   (17,263,336)
    Futures contracts.......................       178,050
                                              ------------
      Net loss on investments...............   (26,871,570)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(25,937,899)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    933,671       $  3,971,584
  Realized loss on investments and futures contracts........      (9,786,284)       (19,112,884)
  Change in unrealized depreciation on investments and
    futures contracts.......................................     (17,085,286)       (13,437,354)
                                                                ------------       ------------
      Net decrease in assets from operations................     (25,937,899)       (28,578,654)
                                                                ------------       ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (486,430)        (3,940,139)
                                                                ------------       ------------
      Total dividends and distributions.....................        (486,430)        (3,940,139)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      13,148,113         29,107,238
  Received from dividends reinvested........................         486,430          3,940,139
  Paid for shares redeemed..................................     (14,525,397)       (22,779,575)
                                                                ------------       ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        (890,854)        10,267,802
                                                                ------------       ------------
         Decrease in net assets.............................     (27,315,183)       (22,250,991)
Net Assets:
  Beginning of period.......................................     186,970,539        209,221,530
                                                                ------------       ------------
  End of period (a).........................................    $159,655,356       $186,970,539
                                                                ============       ============
(a) Includes undistributed net investment income of.........    $    478,687       $     31,445
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2002       ----------------------------------------
                                                                (UNAUDITED)         2001        2000       1999       1998
                                                              ----------------     -------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................      $ 11.91          $ 14.04     $16.17     $14.23     $11.73
Income (loss) from investment operations:
  Net investment income.....................................         0.06             0.26       0.49       0.40       0.38
  Net realized & unrealized gain (loss) on investments......        (1.70)           (2.13)     (2.00)      3.28       3.09
                                                                  -------          -------     ------     ------     ------
    Total income (loss) from investment operations..........        (1.64)           (1.87)     (1.51)      3.68       3.47
                                                                  -------          -------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.03)           (0.26)     (0.49)     (0.44)     (0.33)
  Distributions from net realized capital gains.............         0.00             0.00      (0.03)     (1.30)     (0.64)
  Return of capital.........................................         0.00             0.00      (0.10)      0.00       0.00
                                                                  -------          -------     ------     ------     ------
    Total distributions.....................................        (0.03)           (0.26)     (0.62)     (1.74)     (0.97)
                                                                  -------          -------     ------     ------     ------
Net asset value, end of period..............................      $ 10.24          $ 11.91     $14.04     $16.17     $14.23
                                                                  =======          =======     ======     ======     ======
Total return................................................       (13.81)%(b)      (13.34)%    (9.65)%    25.63%     30.00%
Ratios and supplemental data:
Net assets at end of period (millions)......................      $ 159.7          $ 187.0     $209.2     $216.6     $ 94.2
Ratios to average net assets:
  Expenses..................................................         0.49%(a)         0.52%      0.50%      0.49%      0.49%
  Net investment income.....................................         1.04%(a)         2.07%      3.14%      2.62%      2.89%
Portfolio turnover rate.....................................           11%              10%        30%        68%       115%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The Portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this Portfolio. However, the Adviser believes the Portfolio's objective of long-term capital growth can be achieved despite this limitation.
 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:

One-year                                 -25.78%
Five-year                                -10.41%
Since inception (1/3/97)                  -7.45%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Social Awareness Portfolio returned (18.60)% versus (13.15)% for the S&P 500 Index.

The second quarter marked the beginning of a seemingly relentless slide in the markets that continues as of this writing. The quadruple whammy of corporate scandal, fear of renewed terrorist attacks, potential nuclear war between India and Pakistan and the possibility of a "double dip" recession weighed heavily on US equities. The markets began their slide during the middle of March as pre-announcement season began and by quarter end the S&P 500 Index had fallen 13.4%.

Investors are clearly not focusing on valuation (an important part of our process), but rather are influenced by headlines, lawsuits, SEC investigations and television talk shows. We have witnessed near cataclysmic multiple contractions in many of our stocks where there have been minor or no earnings cuts. For a variety of reasons, the market has decided to punish immediately and harshly, stocks with any whiff of some problem, be it manufacturing, FDA, legal, etc.

More generally, our performance this year can be traced to several factors. First, we've had some bad luck. We typically get one stock that blows up on us each quarter, but this year we've had seven or eight. In the beginning of the year (after a strong advance in 4Q01) we were concerned about valuations across many sectors, and thought several healthcare stocks were trading at attractive levels. One by one, stock-specific problems arose, which we could not anticipate, and Bristol Myers and Ivax took turns hurting our performance. At the same time, we believed Consumer Staples stocks were very unattractive on valuation, and not owning those stocks (Coke, Gillette, Philip Morris, etc.) also hurt our relative performance. The only stock we held in this group was Pepsico. We also found value in some areas of technology, but we misjudged the enormous rotation out of technology (and healthcare) into consumer product companies. In fact, for the year to date through June, the Tech sector (where we were overweighted versus the Index) has declined 32% (worst sector) and Healthcare (overweighted) has fallen 18%, as contrasted with the Consumer Staples sector, which is up 3%.

Second, we underestimated the ripple effects of the Enron fiasco. Tyco was one of the first to be attacked on accounting concerns, but there were many others, including IBM, Flextronics, Xcel, EDS, and El Paso. Studying the debt structure and creditworthiness of companies to anticipate a downgrade by Moodys or S&P has never been a component of our process, but we're starting to pay more attention to the credit side now. At the beginning of the year we were also nervous about our companies' exposure to asbestos suits. We avoided the autos and other basic manufacturing companies (except Lear) because all of them have exposure. After initial gyrations, the group has outperformed for the year. We did hold on to certain stocks which have exposure, specifically Viacom and Pfizer, believing their reserves and insurance more than adequately covered their assumed liabilities. Unfortunately, when dealing with the American jury system, one can never overestimate the cost of settling personal injury lawsuits.

Third, we have always looked for growth in our investment approach, and sustainable growth has not been easy to find this year, nor has growth been rewarded where we did find it. There have been few real positive estimate revisions the way we define them since the first quarter of 2000, which causes us for the time being to rely more heavily on the valuation side of our process. This stood us in good stead in 2000 and 2001 when we outperformed the benchmark, but has not been as successful in the current year.

Looking ahead we believe our portfolio will do well if we get real economic recovery which we think is most likely. If we're in for a double dip, as some pundits predict, we may have to endure some more pain. We do think stocks like Microsoft and Hewlett-Packard are valued too low, and we can make positive cases for stocks like Cisco Systems, and EDS. We acknowledge that there will be periods, such as the one in which we are right now, when fundamental performance will not be rewarded by the market. We will hold to our discipline, however, as we firmly believe that identifying stocks with attractive valuations and better than expected fundamentals is the appropriate way to produce superior long-term returns.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 SOCIAL AWARENESS PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                          S&P 500 INDEX
                                                              --------------------------------            -------------
1/3/97                                                                      10000                              10000
6/97                                                                        11321                              12060
12/97                                                                     12562.9                              13336
6/98                                                                      12462.4                            15697.7
12/98                                                                      9748.1                            17146.7
6/99                                                                      10181.9                            19269.4
12/99                                                                       11473                            20755.1
6/00                                                                      12791.2                            20665.8
12/00                                                                     10005.3                            18863.8
6/01                                                                       8801.6                            17599.9
12/01                                                                      8025.3                            16623.1
6/02                                                                       6532.6                            14437.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  JP Morgan Chase & Company              2.9
 2.  Target Corp.                           2.7
 3.  Pfizer Inc.                            2.6
 4.  Bank of America                        2.5
 5.  Federated Dept. Stores                 2.3
 6.  American Standard                      2.2
 7.  Alcoa Inc.                             2.1
 8.  S&P 500 Depository Receipt             2.0
 9.  American Express Company               1.8
10.  Praxair Inc.                           1.8

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Computer & Related                     11.9
 2.  Banking                                 8.8
 3.  Oil, Energy & Natural Gas               7.7
 4.  Insurance                               6.7
 5.  Drugs/Biotechnology                     6.6

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         AEROSPACE (1.2%)
   700   Honeywell International................  $   24,661
                                                  ----------
         AUTOMOTIVE & RELATED (1.1%)
   500   *Lear Corporation......................      23,125
                                                  ----------
         BANKING (8.8%)
   700   Bank of America........................      49,252
   683   Citigroup Inc. ........................      26,466
 1,000   Fleet Boston Financial Corp. ..........      32,350
 1,700   JP Morgan Chase & Co. .................      57,664
   320   Mellon Financial Corp. ................      10,058
                                                  ----------
                                                     175,790
                                                  ----------
         BROADCAST RADIO & TV (0.2%)
   500   *Cablevision Systems...................       4,730
                                                  ----------
         BUILDING & CONSTRUCTION (2.0%)
 1,450   Masco Co. .............................      39,310
                                                  ----------
         CHEMICALS (1.3%)
   500   Air Products & Chemicals...............      25,235
                                                  ----------
         COMPUTER & RELATED (11.9%)
 2,400   *Cisco Systems Inc. ...................      33,480
   900   *Dell Computer Corp. ..................      23,526
   800   Electronic Data Systems................      29,720
   750   *EMC Corp. Massachusetts...............       5,663
 1,200   Hewlett Packard Co. ...................      18,336
   450   Intl. Business Machines................      32,400
 1,290   *Microsoft Corp. ......................      70,563
 2,750   *Oracle Systems........................      26,043
                                                  ----------
                                                     239,731
                                                  ----------
         CONSUMER PRODUCTS (1.6%)
   600   Johnson & Johnson Co. .................      31,356
                                                  ----------
         DRUGS/BIOTECHNOLOGY (6.6%)
   700   Abbott Labs............................      26,355
   400   *Amgen.................................      16,752
   700   Bristol-Meyer/Squibb...................      17,990
 1,200   *Ivax Corp. ...........................      12,960
   225   *Medimmune Inc. .......................       5,940
 1,500   Pfizer Inc. ...........................      52,500
                                                  ----------
                                                     132,497
                                                  ----------
         ELECTRICAL EQUIPMENT (1.7%)
 1,170   General Electric.......................      33,989
                                                  ----------
         ELECTRONICS/SEMICONDUCTORS (4.2%)
 1,000   *Altera Corp. .........................      13,600
   600   Applied Materials......................      11,412
 1,625   Intel Corp. ...........................      29,689
 1,000   *International Rectifier Corp. ........      29,150
                                                  ----------
                                                      83,851
                                                  ----------

                                                    MARKET
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         FINANCIAL SERVICES (6.1%)
 1,000   American Express Co. ..................  $   36,320
   260   Fannie Mae.............................      19,175
   200   Fed. Home Loan Mtg. ...................      12,240
   650   Franklin Resources Inc. ...............      27,716
   200   Goldman Sachs Group Inc. ..............      14,670
 1,500   Metris Cos. Inc. ......................      12,465
                                                  ----------
                                                     122,586
                                                  ----------
         FOOD & RELATED (1.5%)
   625   PepsiCo Inc. ..........................      30,125
                                                  ----------
         INDUSTRIAL SERVICES (1.0%)
   175   *SPX Corp. ............................      20,563
                                                  ----------
         INSURANCE (6.7%)
   215   American Intl. Group...................      14,669
   300   Chubb Corp. ...........................      21,240
   300   Hartford Financial Services............      17,841
   275   Lincoln National Corp. ................      11,550
   900   *Wellpoint Health Networks.............      70,029
                                                  ----------
                                                     135,329
                                                  ----------
         MACHINERY (2.5%)
   600   Black & Decker.........................      28,920
   125   Caterpillar Inc. ......................       6,119
   300   Deere & Co. ...........................      14,370
                                                  ----------
                                                      49,409
                                                  ----------
         MANUFACTURING (3.4%)
   600   *American Standard Co. ................      45,060
   500   Textron Inc. ..........................      23,450
                                                  ----------
                                                      68,510
                                                  ----------
         MEDIA & PUBLISHING (1.6%)
 1,200   *AOL Time Warner Inc. .................      17,652
   344   *Viacom Inc. CL B......................      15,263
                                                  ----------
                                                      32,915
                                                  ----------
         MEDICAL & RELATED (4.6%)
   725   Baxter International...................      32,226
   900   Becton Dickinson Co. ..................      31,005
   460   Cardinal Health Inc. ..................      28,248
                                                  ----------
                                                      91,479
                                                  ----------
         METALS & MINING (2.1%)
 1,275   Alcoa Inc. ............................      42,266
                                                  ----------
         OIL, ENERGY & NATURAL GAS (7.7%)
   220   Chevron Texaco Corp. ..................      19,470
 1,000   Conoco Inc. ...........................      27,800
   500   EOG Resources Inc. ....................      19,850
 1,050   Marathon Oil Corp. ....................      28,476
   400   Phillips Petroleum Co. ................      23,552
   640   Praxair................................      36,460
                                                  ----------
                                                     155,608
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         RETAIL (8.8%)
 1,150   *Federated Dept. Stores................  $   45,655
   725   Lowes Companies........................      32,915
 1,400   Target Corp. ..........................      53,340
   800   Wal-Mart Stores........................      44,008
                                                  ----------
                                                     175,918
                                                  ----------
         TELECOMMUNICATIONS & RELATED (3.0%)
   650   *Qualcom Inc. .........................      17,869
   875   Sprint Corp. ..........................       9,283
   800   Verizon Communications.................      32,120
                                                  ----------
                                                      59,272
                                                  ----------
         UTILITIES (1.4%)
 1,500   *Calpine Corp. ........................  $   10,545
   230   El Paso Corp. .........................       4,740
   800   Xcel Energy Inc. ......................      13,416
                                                  ----------
                                                      28,701
                                                  ----------
         TOTAL U.S. COMMON STOCKS (91.0%).......  $1,826,956
                                                  ----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
         BERMUDA (1.5%)
         ELECTRONICS/SEMICONDUCTORS (1.5%)
 1,900   *Flextronics Intl. ....................  $   13,547
 1,200   Tyco International Ltd. ...............      16,212
                                                  ----------
         TOTAL FOREIGN COMMON STOCKS (1.5%).....  $   29,759
                                                  ----------
         TOTAL COMMON STOCKS (92.5%)............  $1,856,715
                                                  ----------

                                                      MARKET
SHARES               DEPOSITORY RECEIPT                VALUE
-------------------------------------------------------------
  400    S&P 500 Depository Receipt.................  $39,584
                                                      -------
         TOTAL DEPOSITORY RECEIPT (2.0%)............  $39,584
                                                      -------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
------------------------------------------------------------
           FINANCIAL SERVICES (5.0%)
$100,000   AIG Funding Inc.
           1.62% due 7-1-2002.....................  $100,000
                                                    --------
           TOTAL SHORT-TERM NOTES (5.0%)..........  $100,000
                                                    --------

 FACE                                               MARKET
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (1.2%)
$25,000   US Bank 1.350% 07/01/02
           Repurchase price $25,002
           Collateralized by FHR
           Market Value: $25,501
           Face Value: $25,686
           Due: 10/15/31
           Interest: 3.04%......................  $   25,000
                                                  ----------
          TOTAL REPURCHASE AGREEMENTS (1.2%)....  $   25,000
                                                  ----------
          TOTAL HOLDINGS (100.7%)
           (COST $2,438,175) (a)................  $2,021,299
                                                  ----------
          LIABILITIES, NET OF CASH & RECEIVABLES
           (-0.7%)..............................     (13,457)
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $2,007,842
                                                  ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $2,438,175)...............  $ 2,021,299
  Cash.......................................          262
  Receivable for fund shares sold............        2,180
  Dividends and accrued interest
    receivable...............................        1,454
  Other......................................          431
                                               -----------
    Total assets.............................    2,025,626
                                               -----------
Liabilities:
  Payable for fund shares redeemed...........          207
  Payable for investment management services
    (note 3)                                         1,024
  Other accrued expenses.....................       16,553
                                               -----------
    Total liabilities........................       17,784
                                               -----------
Net assets...................................  $ 2,007,842
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   341,916
  Paid-in capital in excess of par value.....    4,826,827
  Accumulated net realized loss on
    investments..............................   (2,741,495)
  Net unrealized depreciation on
    investments..............................     (416,876)
  Net investment loss........................       (2,530)
                                               -----------
Net assets...................................  $ 2,007,842
                                               ===========
Shares outstanding (note 4)..................      341,916
Net asset value per share....................  $      5.87
                                               ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest....................................  $   1,047
  Dividends...................................     12,403
                                                ---------
    Total investment income...................     13,450
                                                ---------
Expenses:
  Management fees (note 6)....................      6,745
  Custodian fees..............................      2,405
  Directors' fees.............................         48
  Professional fees...........................      3,992
  Accounting and transfer agent fees..........      2,473
  Printing fees...............................        266
  Filing fees.................................         25
  Other.......................................         26
                                                ---------
    Total expenses............................     15,980
                                                ---------
    Net investment loss.......................     (2,530)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain on investments............    110,753
  Change in unrealized appreciation
    (depreciation) on investments.............   (563,471)
                                                ---------
      Net loss on investments.................   (452,718)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(455,248)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................     $   (2,530)        $   (9,385)
  Realized gain (loss) on investments.......................        110,753           (604,861)
  Change in unrealized appreciation (depreciation) on
    investments.............................................       (563,471)            38,648
                                                                 ----------         ----------
      Net decrease in assets from operations................       (455,248)          (575,598)
                                                                 ----------         ----------
From capital share transactions (note 4):
  Received from shares sold.................................        318,633            382,103
  Paid for shares redeemed..................................       (152,162)          (491,985)
                                                                 ----------         ----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................        166,471           (109,882)
                                                                 ----------         ----------
         Decrease in net assets.............................       (288,777)          (685,480)
Net Assets:
  Beginning of period.......................................      2,296,619          2,982,099
                                                                 ----------         ----------
  End of period.............................................     $2,007,842         $2,296,619
                                                                 ==========         ==========

 FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                            JUNE 30, 2002       ------------------------------------------
                                                             (UNAUDITED)         2001        2000        1999       1998
                                                           ----------------     -------     -------     ------     -------
Per share operating performance (For a share of
  capital stock outstanding throughout the period):
Net asset value, beginning of period.....................      $  7.21          $  8.99     $ 10.31     $ 8.80     $ 11.40
Income (loss) from investment operations:
  Net investment income (loss)...........................        (0.01)           (0.03)      (0.05)      0.04        0.05
  Net realized and unrealized gain (loss)
    on investments.......................................        (1.33)           (1.75)      (1.27)      1.51       (2.60)
                                                               -------          -------     -------     ------     -------
    Total income (loss) from investment
      operations.........................................        (1.34)           (1.78)      (1.32)      1.55       (2.55)
                                                               -------          -------     -------     ------     -------
  Less distributions:
    Dividends from net investment loss...................         0.00             0.00        0.00      (0.04)      (0.05)
                                                               -------          -------     -------     ------     -------
      Total distributions................................         0.00             0.00        0.00      (0.04)      (0.05)
                                                               -------          -------     -------     ------     -------
Net asset value, end of period...........................      $  5.87          $  7.21     $  8.99     $10.31     $  8.80
                                                               =======          =======     =======     ======     =======
Total return.............................................       (18.61)%(b)      (19.78)%    (12.80)%    17.69%     (22.41)%
Ratios and supplemental data:
Net assets at end of period (millions)...................      $   2.0          $   2.3     $   3.0     $  3.6     $   6.6
Ratios to average net assets:
  Expenses...............................................         1.41%(a)         1.31%       1.10%      0.93%       0.81%
  Net investment income (loss)...........................        (0.22)%(a)       (0.38)%     (0.42)%     0.47%       0.55%
Portfolio turnover rate..................................           56%             150%         75%       122%         71%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:
One-Year                                   -12.69%
Since inception (5/1/98)                    -0.98%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Blue Chip Portfolio returned (8.6)% versus (13.15)% for the S&P 500 Index. The Portfolio also outperformed the S&P/Barra Value Index, which returned (9.46)% during the period. Positive influences on relative performance included an overweight position in Energy and an underweight position in Information Technology. Other positive influences on relative performance were an overweight position and favorable security selection in Financials (Principal Financial up 29%, Wachovia Corp. up 23%, Washington Mutual up 15%) and favorable security selection in Utilities (Cinergy up 11%, Entergy up 10%, FPL up 9%) and Telecommunication Services (Verizon Communications down 14%, Bellsouth down 17%, SBC Communications down 21%). Negative influences on relative performance included an overweight position in Telecommunication Services and an overweight position and unfavorable security selection in Industrials (Tyco Intl. down 77%, Cendant down 19%, Waste Management down 18%). An underweight position and unfavorable security selection in Consumer Staples (Sara Lee down 6%, Philip Morris down 2%) also negatively influenced relative performance.

The bear market for U.S. equities, present since March 2000, continued during the first half of 2002. Despite record low short-term interest rates and signs of economic strength, investors continued to shed stocks from their portfolios aided by wave after wave of high profile accounting and corporate governance scandals. The S&P 500 Index has declined 33% from its March 24, 2000 peak through the end of the second quarter. The Nasdaq Composite Index fell 20.6% during the quarter, its second-worst performance in history, and is down 71% from its peak, set in March 2000. Through June 30, 2002, the S&P 500 Index declined 13.16%, while the Nasdaq Composite fell 24.8%. Within the S&P 500 Index, Telecommunication Services and Information Technology stocks performed the worst during the period and declined 35% and 31% respectively. The best performing sectors within the S&P 500 were Materials (up 9%), Consumer Staples (up 5%), and Energy (up 4%). Small- and mid-cap value strategies continued their outperformance over large-cap strategies during the period, with large-cap growth strategies performing the worst.

A fundamental tenet of equity investing is that over long periods of time, equity prices follow the trend in corporate profits. We believe the divergence between the strength in the U.S. economy and weakness in the equity markets will dissipate over the next year. Despite the bear market that Information Technology and Telecommunication Services stocks have experienced during the past two years, valuations still remain unappealing due to weakness in corporate capital spending and speculative business models. The S&P Information Technology sector still trades at a price-to-sales ratio almost 50% above its historical average, while Telecommunication Services companies other than the regional Bell operating companies have been shut out of the capital markets. We maintain an underweight position in the Information Technology sector emphasizing beaten-down leading companies that have historical support for valuation levels. Our valuation disciplines continue to emphasize Healthcare and Consumer Discretionary companies, and we maintain an overweight position in Healthcare relative to our peers as a result. Our strategy for the rest of the year is to utilize our investment process to seek out undervalued leading companies for addition to the portfolio and eliminate those with weakening fundamentals or overvaluation.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
5/1/98                                                                      10000                              10000
6/98                                                                        10024                              10143
12/98                                                                     10254.6                            11079.2
6/99                                                                      11456.4                            12450.8
12/99                                                                     10860.7                            13410.8
6/00                                                                      10236.2                            13353.1
12/00                                                                     10977.3                            12188.7
6/01                                                                      11005.8                            11372.1
12/01                                                                     10512.8                            10740.9
6/02                                                                       9608.7                             9328.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Cendant Corp.                          2.3
 2.  Bank of America Corp.                  2.1
 3.  Philip Morris Co. Inc.                 2.0
 4.  Washington Mutual Inc.                 2.0
 5.  First Data                             2.0
 6.  Verizon Communications                 1.8
 7.  ChevronTexaco Corp.                    1.7
 8.  Exxon Mobil Corp.                      1.7
 9.  Healthsouth Corp.                      1.7
10.  Wachovia Corp.                         1.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Insurance Services                     12.2
 2.  Oil, Energy & Natural Gas              10.5
 3.  Banking                                 8.0
 4.  Computer & Related                      6.2
 5.  Financial Services                      5.8

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE (1.8%)
   1,100   General Dynamics Corp. ..............  $   116,985
     700   Northrup Grumman Corp. ..............       87,500
                                                  -----------
                                                      204,485
                                                  -----------
           AUTOMOTIVE & RELATED (2.1%)
   6,647   Ford Motor Co. ......................      106,352
   2,501   General Motors Corp. ................      133,679
                                                  -----------
                                                      240,031
                                                  -----------
           BANKING (8.0%)
   3,400   Bank of America Corp. ...............      239,224
   3,500   Citigroup Inc. ......................      135,625
   2,500   PNC Financial Services Group.........      130,700
   4,900   Wachovia Corp. ......................      187,082
   6,050   Washington Mutual Inc. ..............      224,516
                                                  -----------
                                                      917,147
                                                  -----------
           BROADCAST RADIO & TV (0.2%)
   6,000   *Charter Communications Inc. ........       24,480
                                                  -----------
           BUSINESS SERVICES (4.3%)
  16,567   *Cendant Corp. ......................      263,084
   6,100   First Data Corp. ....................      226,920
                                                  -----------
                                                      490,004
                                                  -----------
           CHEMICALS (2.2%)
   2,300   Air Products & Chemicals Inc. .......      116,081
   2,900   Dupont de Nemours & Co. .............      128,760
                                                  -----------
                                                      244,841
                                                  -----------
           COMPUTER & RELATED (6.2%)
   2,500   Computer Associates Intl. Inc. ......       39,725
   2,000   *Computer Sciences Corp. ............       95,600
   2,800   Electronic Data Systems Corp. .......      104,020
  10,223   Hewlett-Packard Co. .................      156,207
   1,400   Intl. Business Machines Co. .........      100,800
   2,100   *Lexmark Intl. Group CL A............      114,240
   5,800   *Storage Technology Corp. ...........       92,626
                                                  -----------
                                                      703,218
                                                  -----------
           CONSUMER PRODUCTS (1.1%)
   2,100   Kimberly Clark Corp. ................      130,200
                                                  -----------
           DRUGS/BIOTECHNOLOGY (2.9%)
   2,000   Abbott Laboratories..................       75,300
   3,400   Bristol-Meyers/Squibb Co. ...........       87,380
   3,066   Pharmacia Corp. .....................      114,822
   2,300   Schering-Plough Corp. ...............       56,580
                                                  -----------
                                                      334,082
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (1.0%)
   1,400   Johnson Controls.....................      114,254
                                                  -----------
           FINANCIAL SERVICES (5.8%)
   3,102   Bear Stearns Co. Inc. ...............      189,842
   1,500   Fannie Mae...........................      110,625
   4,800   H & R Block Inc. ....................      221,520
   3,300   Morgan Stanley Dean Witter...........      142,164
                                                  -----------
                                                      664,151
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           FOOD & RELATED (4.6%)
   5,300   Philip Morris Co. Inc. ..............  $   231,504
   6,200   Sara Lee Corp. ......................      127,967
   5,000   UST Inc. ............................      170,000
                                                  -----------
                                                      529,471
                                                  -----------
           INSURANCE (12.2%)
   2,900   Allmerica Financial Corp. ...........  $   133,980
   4,700   Allstate Corp. ......................      173,806
   1,700   CIGNA Corp. .........................      165,614
   3,400   Lincoln National Corp. ..............      142,800
   3,800   Loews Corp. .........................      201,362
   1,300   Marsh & McLennan Cos. Inc. ..........      125,580
   2,950   MBIA Inc. ...........................      166,763
   4,200   *Principal Financial Group...........      130,200
   1,700   UnitedHealth Group Inc. .............      155,635
                                                  -----------
                                                    1,395,740
                                                  -----------
           MANUFACTURING (3.6%)
   2,800   PPG Industries.......................      173,320
   2,200   Textron Inc. ........................      103,180
   2,300   TRW Inc. ............................      131,054
                                                  -----------
                                                      407,554
                                                  -----------
           MEDIA & PUBLISHING (1.0%)
   2,635   *Viacom Inc. CL B....................      116,914
                                                  -----------
           MEDICAL & RELATED (5.0%)
   2,200   Baxter International Inc. ...........       97,790
   5,000   *Boston Scientific Corp. ............      146,600
  15,000   *HealthSouth Corp. ..................      191,850
   3,900   Pfizer Inc. .........................      136,500
                                                  -----------
                                                      572,740
                                                  -----------
           METALS AND MINING (1.0%)
   3,300   Alcoa Inc. ..........................      109,395
                                                  -----------
           OIL, ENERGY & NATURAL GAS (10.5%)
   2,200   ChevronTexaco Corp. .................      194,700
   5,200   Diamond Offshore Drilling............      148,200
   4,000   Ensco International..................      109,040
   4,592   Exxon Mobil Corp. ...................      187,905
   2,400   Phillips Petroleum Co. ..............      141,312
   3,300   Sunoco Inc. .........................      117,579
   4,100   Unocal Corp..........................      151,454
   5,200   Marathon Oil Corp. ..................      141,024
                                                  -----------
                                                    1,191,214
                                                  -----------
           RETAIL (2.1%)
   2,800   *Federated Department Stores.........      111,160
   7,200   *Toys 'R' Us Inc. ...................      125,784
                                                  -----------
                                                      236,944
                                                  -----------
           TELECOMMUNICATIONS & RELATED (5.0%)
   2,800   Bell South Corp. ....................       88,200
   8,300   *Lucent Technologies Inc. ...........       13,778
   6,000   Motorola Inc. .......................       86,520
   3,600   SBC Communications Inc. .............      109,800

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & RELATED (CONTINUED)
   5,500   Sprint Corp. ........................  $    58,355
   5,230   Verizon Communications...............      209,985
                                                  -----------
                                                      566,638
                                                  -----------
           UTILITIES (4.7%)
   3,200   Cinergy..............................      115,168
   4,100   Entergy Corp. .......................      174,004
   2,700   FPL Group Inc. ......................      161,973
   4,800   Reliant Energy Inc. .................       81,120
                                                  -----------
                                                      532,265
                                                  -----------
           WASTE DISPOSAL (0.9%)
   4,152   Waste Management Inc. ...............      108,160
                                                  -----------
           TOTAL U.S. COMMON STOCK (86.2%)......  $ 9,833,928
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           AUSTRALIA (0.9%)
           MEDIA & PUBLISHING (0.9%)
   5,400   News Corp. ..........................  $   106,650
                                                  -----------
           BERMUDA (2.3%)
           MACHINERY (1.1%)
   2,700   Ingersoll-Rand Co. ..................      123,282
           MANUFACTURING (1.2%)
   9,900   Tyco International Ltd. .............      133,749
                                                  -----------
           TOTAL BERMUDA........................      257,031
                                                  -----------
           NETHERLANDS (0.7%)
           ELECTRONICS/SEMICONDUCTORS (0.7%)
   3,000   Philips Electronics..................       82,800
                                                  -----------
           UNITED KINGDOM (1.5%)
           OIL, ENERGY & NATURAL GAS (1.5%)
   3,300   BP...................................      166,617
                                                  -----------
           TOTAL FOREIGN COMMON STOCKS (5.4%)...  $   613,098
                                                  -----------
           TOTAL COMMON STOCKS (91.6%)..........  $10,447,026
                                                  -----------

                                                    MARKET
 SHARES              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           AEROSPACE (0.9%)
     800   *Northrup Grumman Corp. 7.25% Conv...  $   106,008
                                                  -----------
           TRANSPORTATION (1.2%)
   2,600   Union Pacific 6.25% Conv.............      136,500
                                                  -----------
           TOTAL PREFERRED STOCKS (2.1%)........  $   242,508
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (0.3%)
$ 30,000   Computer Associates Intl. 5.000%
            03/15/07............................  $    30,113
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES
            (0.3%)..............................  $    30,113
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (5.7%)
$644,000   US Bank 1.350% 07/01/02
            Repurchase price $644,044
            Collateralized by FHR
            Market Value: $656,905
            Face Value: $661,661
            Due: 10/15/31
            Interest: 3.04%.....................  $   644,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (5.7%)...  $   644,000
                                                  -----------
           TOTAL HOLDINGS (99.7%)
            (COST $12,024,333) (a)..............  $11,363,647
                                                  -----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (0.3%)...........       37,968
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $11,401,615
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $777. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $12,024,333).............  $11,363,647
  Receivable for securities sold............        4,982
  Receivable for fund shares sold...........       48,986
  Dividends and accrued interest
    receivable..............................       12,406
  Other.....................................          268
                                              -----------
    Total assets............................   11,430,289
                                              -----------
Liabilities:
  Cash overdraft............................          148
  Payable for fund shares redeemed..........            9
  Payable for investment management services
    (note 3)................................        8,446
  Other accrued expenses....................       20,071
                                              -----------
    Total liabilities.......................       28,674
                                              -----------
Net assets..................................  $11,401,615
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,231,282
  Paid-in capital in excess of par value....   11,338,065
  Accumulated net realized loss on
    investments.............................     (529,899)
  Net unrealized depreciation on
    investments.............................     (660,686)
  Undistributed investment income...........       22,853
                                              -----------
Net assets..................................  $11,401,615
                                              ===========
Shares outstanding (note 4).................    1,231,282
Net asset value per share...................  $      9.26
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $     4,293
  Dividends..................................      101,608
                                               -----------
    Total investment income..................      105,901
                                               -----------
Expenses:
  Management fees (note 6)...................       49,478
  Custodian fees.............................        2,429
  Directors' fees............................          165
  Professional fees..........................        4,057
  Accounting and transfer agent fees.........        6,489
  Printing fees..............................          921
  Filing fees................................           89
  Other......................................           82
                                               -----------
    Total expenses...........................       63,710
                                               -----------
    Net investment income....................       42,191
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain on investments...........      146,882
  Change in unrealized appreciation
    (depreciation)
    on investments...........................   (1,226,187)
                                               -----------
      Net loss on investments................   (1,079,305)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,037,114)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    42,191        $    58,292
  Realized gain (loss) on investments.......................        146,882           (587,039)
  Change in unrealized appreciation (depreciation) on
    investments.............................................     (1,226,187)           155,383
                                                                -----------        -----------
      Net decrease in assets from operations................     (1,037,114)          (373,364)
                                                                -----------        -----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............        (19,338)           (59,575)
                                                                -----------        -----------
      Total dividends and distributions.....................        (19,338)           (59,575)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      4,067,041          5,557,649
  Received from dividends reinvested........................         19,338             59,575
  Paid for shares redeemed..................................     (1,818,251)        (2,941,480)
                                                                -----------        -----------
    Increase in net assets derived from capital share
     transactions...........................................      2,268,128          2,675,744
                                                                -----------        -----------
         Increase in net assets.............................      1,211,676          2,242,805
Net Assets:
  Beginning of period.......................................     10,189,939          7,947,134
                                                                -----------        -----------
  End of period (a).........................................    $11,401,615        $10,189,939
                                                                ===========        ===========
  (a) Includes undistributed (distributions in excess of)
    net investment income of................................    $    22,853        $      (852)
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS ENDED       YEARS ENDED DECEMBER 31,
                                                       JUNE 30, 2002       ----------------------------       MAY 1, 1998 TO
                                                        (UNAUDITED)         2001       2000       1999      DECEMBER 31, 1998*
                                                      ----------------     ------     ------     ------     ------------------
Per share operating performance (For a share of
  capital stock outstanding throughout the period):
Net asset value, beginning of period................      $ 10.15          $10.66     $10.66     $10.22           $10.00
Income (loss) from investment operations:
  Net investment income.............................         0.04            0.06       0.06       0.05             0.00
  Net realized & unrealized gain (loss)
    on investments..................................        (0.91)          (0.51)      0.04       0.56             0.23
                                                          -------          ------     ------     ------           ------
    Total income (loss) from
      investment operations.........................        (0.87)          (0.45)      0.10       0.61             0.23
                                                          -------          ------     ------     ------           ------
Less distributions:
  Dividends from net investment income..............        (0.02)          (0.06)     (0.06)     (0.05)           (0.01)
  Distributions from net realized
    capital gains...................................         0.00            0.00      (0.04)     (0.12)            0.00
                                                          -------          ------     ------     ------           ------
    Total distributions.............................        (0.02)          (0.06)     (0.10)     (0.17)           (0.01)
                                                          -------          ------     ------     ------           ------
Net asset value, end of period......................      $  9.26          $10.15     $10.66     $10.66           $10.22
                                                          =======          ======     ======     ======           ======
Total return........................................        (8.60)%(b)      (4.23)%     1.08%      5.86%            2.34%(b)
Ratios and supplemental data:
Net assets at end of period (millions)..............      $  11.4          $ 10.2     $  7.9     $  4.8           $  2.9
Ratios to average net assets:
  Expenses..........................................         1.15%(a)        1.20%      1.25%      1.35%            1.84%(a)
  Net investment income.............................         0.76%(a)        0.63%      0.60%      0.53%            0.25%(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...........         1.15%(a)        1.20%      1.25%      1.35%            2.26%(a)
Portfolio turnover rate.............................           13%             27%        35%        29%              32%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Represents commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:
One-Year                                   -15.14%
Since inception (5/1/98)                    -3.82%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Equity Income Portfolio returned (12.37)% versus (13.15) for the S&P 500 Index. The Portfolio's best-performing securities were in the Healthcare services and economically sensitive groups. These holdings included Anthem, Union Pacific, Universal Health Services, International Paper and Estee Lauder. Worst-performing securities were in Technology, Pharmaceuticals and Advertising. These included Omnicom, Intel, Citigroup, Wyeth and IBM.

The S&P 500 has just suffered its worst first half loss since its 19.48% decline in 1970. The technology-heavy Nasdaq experienced its worst first half ever, down 24.84%. The reasons for the state of affairs are numerous and well known: the Enron debacle, overall accounting concerns, a weakening U.S. dollar, terrorism fears, concerns about the strength of the economic recovery as it comes out of recession, and finally, questions about the valuation of the market. Meanwhile, leading economic indicators show a recovering global economy. Recent news in the Manufacturing sector is encouraging, as is continued strong consumer behavior, the housing boom, and low inflation. Many once-bearish strategists now suggest that the market may be making an important bottom from which a new bull market can emerge. The key will be a recovery in corporate earnings.

All sectors of the S&P 500 were down during the second quarter, but the strongest relative sectors were those which would benefit from an improved economy including Basic Materials (2.1)% and Energy (4.6)%, as well as the less risky Consumer Staples sector (3.1)%.

The worst performing groups were the beleaguered Technology (26.0)%, Telecommunication Services (23.6)% and Utilities (16.9)% sectors.

Trades during the second quarter were made to upgrade the quality of holdings within the Portfolio by eliminating highly leveraged companies. We also purchased numerous attractive yielding convertible bonds and preferred stocks, which should help the portfolios in a weak market, but also participate when the market recovers.

The Portfolio remains fully invested with blend exposure to both value and growth stocks in a sector-neutral portfolio. Convertible securities represent 34% of the Portfolio, offering income while the market completes its bottoming process, but also offering the ability to appreciate in price when the market recovers.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            EQUITY INCOME PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)                  S&P 500 INDEX
                                                            ----------------------------------            -------------
5/1/98                                                                      10000                              10000
6/98                                                                         9993                              10143
12/98                                                                     10549.6                            11079.2
6/99                                                                      11642.6                            12450.8
12/99                                                                     12516.9                            13410.8
6/00                                                                      12628.3                            13353.1
12/00                                                                     10953.8                            12188.7
6/01                                                                       9973.4                            11372.1
12/01                                                                      9658.3                            10740.9
6/02                                                                       8463.5                             9328.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Microsoft Corp.                        2.6
 2.  Pepsico Inc.                           2.4
 3.  Citigroup Inc.                         2.3
 4.  Lehman Brothers Holdings               2.2
 5.  Exxon Mobil Corp.                      2.1
 6.  Anheuser-Busch Companies Inc.          2.1
 7.  Pfizer Inc.                            2.0
 8.  Wyeth                                  1.9
 9.  Verizon Communications                 1.9
10.  Walt Disney Co.                        1.9

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Drugs/Biotechnology                    8.2
 2.  Oil, Energy & Natural Gas              6.2
 3.  Food & Related                         5.7
 4.  Insurance                              5.7
 5.  Electronics/Semiconductors             5.7

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          ADVERTISING (0.4%)
    850   Omnicom Group.........................  $   38,930
                                                  ----------
          BANKING (4.5%)
  1,700   Bank of America Corp. ................     119,612
  5,733   Citigroup Inc. .......................     222,154
  2,100   Wells Fargo Co. ......................     105,126
                                                  ----------
                                                     446,892
                                                  ----------
          COMPUTER & RELATED (4.8%)
  1,900   *Cisco Systems Inc. ..................      26,505
  4,100   *Dell Computer Corp. .................     107,174
  1,200   Intl. Business Machines Corp. ........      86,400
  4,600   *Microsoft Corp. .....................     251,620
                                                  ----------
                                                     471,699
                                                  ----------
          CONSUMER PRODUCTS (3.3%)
  1,100   Colgate Palmolive Co. ................      55,055
  3,000   Gillette Co. .........................     101,610
  1,800   Johnson & Johnson Co. ................      94,068
    800   Procter & Gamble......................      71,440
                                                  ----------
                                                     322,173
                                                  ----------
          DRUGS/BIOTECHNOLOGY (8.2%)
  2,600   Abbott Laboratories...................      97,890
  2,700   Lilly Eli & Co. ......................     152,280
  5,625   Pfizer Inc. ..........................     196,875
  4,763   Pharmacia Corp. ......................     178,374
  3,600   Wyeth.................................     184,320
                                                  ----------
                                                     809,739
                                                  ----------
          ELECTRICAL EQUIPMENT (1.6%)
  5,300   General Electric Co. .................     153,965
                                                  ----------
          ELECTRONICS/SEMICONDUCTORS (2.6%)
  3,200   *Applied Materials Inc. ..............      60,864
  5,200   Intel Corp. ..........................      95,004
  4,400   Texas Instruments.....................     104,280
                                                  ----------
                                                     260,148
                                                  ----------
          ENTERTAINMENT & LEISURE (1.9%)
 10,000   Walt Disney Co. ......................     189,000
                                                  ----------
          FOOD & RELATED (5.7%)
  4,100   Anheuser-Busch Cos. Inc. .............     205,000
  2,800   Kraft Foods Inc. .....................     114,660
  4,930   PepsiCo Inc. .........................     237,626
                                                  ----------
                                                     557,286
                                                  ----------
          FINANCIAL SERVICES (4.6%)
  1,900   Goldman Sachs Group Inc. .............     139,365
  3,400   Lehman Brothers Holdings..............     212,568
  2,300   Morgan Stanley Dean Witter & Co. .....      99,084
                                                  ----------
                                                     451,017
                                                  ----------
          INDUSTRIAL SERVICES (0.8%)
  1,500   Grainger WW Inc. .....................      75,150
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          INSURANCE (2.7%)
  1,300   American International Group..........  $   88,699
  1,800   Marsh & McLennan Cos. Inc. ...........     173,880
                                                  ----------
                                                     262,579
                                                  ----------
          MACHINERY (1.6%)
  1,800   Deere & Co. ..........................      86,220
  1,100   Illinois Tool Works...................      75,130
                                                  ----------
                                                     161,350
                                                  ----------
          MEDIA & PUBLISHING (0.4%)
  2,700   *AOL Time Warner......................      39,717
                                                  ----------
          MEDICAL & RELATED (1.8%)
  2,100   Baxter International Inc. ............      93,345
  2,700   *Guidant Corp. .......................      81,621
                                                  ----------
                                                     174,966
                                                  ----------
          METALS & MINING (1.3%)
  3,800   Alcoa Inc. ...........................     125,970
                                                  ----------
          OIL, ENERGY & NATURAL GAS (6.2%)
  2,800   Apache Corp. .........................     160,944
  4,920   Exxon Mobil Corp. ....................     201,326
  2,600   *Nabors Industries Ltd. ..............      91,780
  2,700   *Noble Corp. .........................     104,220
  1,600   Transocean Sedco Forex Inc. ..........      49,840
                                                  ----------
                                                     608,110
                                                  ----------
          RETAIL (4.1%)
  3,676   Home Depot Inc. ......................     135,019
  2,800   Target Corp. .........................     106,680
  2,900   Wal-Mart Stores Inc. .................     159,529
                                                  ----------
                                                     401,228
                                                  ----------
          TELECOMMUNICATIONS & RELATED (3.8%)
  1,100   Alltel Corp. .........................      53,394
  4,500   SBC Communications Inc. ..............     137,250
  4,600   Verizon Communications................     184,690
                                                  ----------
                                                     375,334
                                                  ----------
          TOTAL U.S. COMMON STOCKS (60.3%)......  $5,925,253
                                                  ----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
         BERMUDA (1.1%)
         MACHINERY (1.1%)
 2,327   Ingersoll Rand Co. ....................  $  106,251
                                                  ----------
         FINLAND (0.6%)
         TELECOMMUNICATIONS & RELATED (0.6%)
 4,300   Nokia Corp. ...........................      62,264
                                                  ----------
         TOTAL FOREIGN COMMON STOCKS (1.7%).....  $  168,515
                                                  ----------
         TOTAL COMMON STOCKS (62.0%)............  $6,093,768
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              PREFERRED STOCKS                VALUE
------------------------------------------------------------
         AUTOMOTIVE & RELATED (2.3%)
 1,700   Ford Cap Trust II......................  $   95,625
 4,900   General Motors.........................     128,723
                                                  ----------
                                                     224,348
                                                  ----------
         FINANCIAL SERVICES (1.6%)
 3,300   Capital One Financial..................     158,400
                                                  ----------
         HOTEL, LODGING & CASINOS (0.6%)
 1,300   Host Marriott Financial................      55,413
                                                  ----------
         INSURANCE (5.7%)
 2,000   Ace Ltd. ..............................     128,820
 1,200   Anthem Inc. ...........................      99,660
 1,000   Metlife Capital Trust..................      88,830
 2,400   Prudential Financial...................     138,336
 2,000   Washington Mutual Inc. ................     105,250
                                                  ----------
                                                     560,896
                                                  ----------
         PAPER & FOREST PRODUCTS (2.2%)
 1,800   Boise Cascade..........................      96,390
 2,400   Intl. Paper Capital Trust..............     116,400
                                                  ----------
                                                     212,790
                                                  ----------
         REAL ESTATE & LEASING (2.0%)
 2,900   Raytheon Co............................     192,125
                                                  ----------
         RETAIL (0.6%)
 1,100   Toys "R" Us............................      56,430
                                                  ----------
         TRANSPORTATION (1.9%)
 3,800   Union Pacific Capital Trust............     199,500
                                                  ----------
         UTILITIES (3.6%)
 2,000   Ameren Corp. ..........................      53,900
 2,300   FPL Group Inc. ........................     127,420
 1,100   Keyspan Corp. .........................      57,420
 1,900   Sempra Energy..........................      43,890
 1,500   TXU Corp. .............................      75,675
                                                  ----------
                                                     358,305
                                                  ----------
         TOTAL PREFERRED STOCKS (20.5%).........  $2,018,207
                                                  ----------

  FACE                                               MARKET
 AMOUNT            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (0.7%)
$ 80,000   Navistar Intl. (144A) 4.750%
            04/01/09.............................  $   71,600
                                                   ----------

  FACE                                               MARKET
 AMOUNT            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (1.7%)
$ 60,000   Adaptec (144A) 3.000% 03/05/07........  $   51,150
  75,000   Nvidia Corp. 4.750% 10/15/07..........      61,875
  50,000   Siebel Systems Inc. 5.500% 09/15/06...      49,250
                                                   ----------
                                                      162,275
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (5.7%)
 100,000   Advanced Micro Devices (144A) 4.750%
            02/01/22.............................      78,625
 160,000   LSI Logic (144A) 4.000% 11/01/06......     130,600
  20,000   LSI Logic 4.000% 11/01/06.............      16,325
 180,000   L-3 Comm. Holdings 4.000% 09/15/11....     218,700
  30,000   Photronics Inc. (144A) 4.750%
            12/15/06.............................      26,625
  20,000   Photronics Inc. 4.750% 12/15/06.......      17,750
  60,000   Teradyne Inc. 3.750% 10/15/06.........      71,775
                                                   ----------
                                                      560,400
                                                   ----------
           MEDIA & PUBLISHING (0.9%)
  95,000   Liberty Media/Viacom 3.250%
            03/15/31.............................      90,250
                                                   ----------
           MEDICAL & RELATED (1.3%)
 210,000   Universal Health Services 0.426%
            6/23/20..............................     130,463
                                                   ----------
           OIL, ENERGY, & NATURAL GAS (1.2%)
 110,000   Kerr-McGee Corp. 5.250% 2/15/10.......     122,100
                                                   ----------
           TOTAL CONVERTIBLE DEBENTURES
            (11.5%)..............................  $1,137,088
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (5.2%)
$560,000   US Bank 1.350% 07/01/02
            Repurchase price $506,035
            Collateralized by FHR
            Market Value: $516,140
            Face Value: $519,876
            Due: 10/15/31
            Interest: 3.04%......................  $  506,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (5.2%)....  $  506,000
                                                   ----------
           TOTAL HOLDINGS (99.2%)
            (COST $10,691,399) (a)...............  $9,755,063
                                                   ----------
           CASH & RECEIVABLE,
            NET OF LIABILITIES (0.8%)............      79,694
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $9,834,757
                                                   ==========

---------------

    *  Non-income producing securities.
  (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $782. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $358,600 or 3.6% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $10,691,399).............  $ 9,755,063
  Cash in bank..............................          254
  Receivable for securities sold............       78,973
  Receivable for fund shares sold...........       14,100
  Dividends and accrued interest
    receivable..............................       18,930
  Other.....................................          237
                                              -----------
    Total assets............................    9,867,557
                                              -----------
Liabilities:
  Payable for securities purchased..........        9,986
  Payable for fund shares redeemed..........            2
  Payable for investment management services
    (note 3)................................        5,992
  Other accrued expenses....................       16,820
                                              -----------
    Total liabilities.......................       32,800
                                              -----------
Net assets..................................  $ 9,834,757
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,209,017
  Paid-in capital in excess of par value....   12,066,443
  Accumulated net realized loss on
    investments.............................   (2,530,600)
  Net unrealized depreciation on
    investments.............................     (936,336)
  Undistributed net investment income.......       26,233
                                              -----------
Net assets..................................  $ 9,834,757
                                              ===========
Shares outstanding (note 4).................    1,209,017
Net asset value per share...................  $      8.13
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $    14,086
  Dividends (net of withholding tax $227)....       96,438
                                               -----------
    Total investment income..................      110,524
                                               -----------
Expenses:
  Management fees (note 6)...................       37,728
  Custodian fees.............................        2,480
  Directors' fees............................          170
  Professional fees..........................        4,057
  Accounting and transfer agent fees.........        6,489
  Printing fees..............................          950
  Filing fees................................           90
  Other......................................           81
                                               -----------
    Total expenses...........................       52,045
                                               -----------
    Net investment income....................       58,479
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments...........     (367,011)
  Change in unrealized appreciation
    (depreciation) on investments............   (1,013,723)
                                               -----------
      Net loss on investments................   (1,380,734)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,322,255)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    58,479        $   134,673
  Realized loss on investments..............................       (367,011)        (1,242,957)
  Change in unrealized depreciation on investments..........     (1,013,723)          (120,759)
                                                                -----------        -----------
      Net decrease in assets from operations................     (1,322,255)        (1,229,043)
                                                                -----------        -----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............        (32,245)          (135,732)
                                                                -----------        -----------
      Total dividends and distributions.....................        (32,245)          (135,732)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,194,912          5,080,069
  Received from dividends reinvested........................         32,245            135,732
  Paid for shares redeemed..................................     (1,000,633)        (2,962,488)
                                                                -----------        -----------
    Increase in net assets derived from capital share
     transactions...........................................      1,226,524          2,253,313
                                                                -----------        -----------
         Increase (decrease) in net assets..................       (127,976)           888,538
Net Assets:
  Beginning of period.......................................      9,962,733          9,074,195
                                                                -----------        -----------
  End of period (a).........................................    $ 9,834,757        $ 9,962,733
                                                                ===========        ===========
  (a) Includes undistributed (distributions in excess) of
    net investment income of................................    $    26,233        $    (1,059)
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                      JUNE 30, 2002       ------------------------------      MAY 1, 1998 TO
                                                       (UNAUDITED)         2001       2000        1999      DECEMBER 31, 1998*
                                                     ----------------     ------     ------     --------    ------------------
Per share operating performance (For a share of
  capital stock outstanding throughout the period):
Net asset value, beginning of period...............      $  9.31          $10.70     $12.38     $  10.53          $10.00
Income (loss) from investment operations:
  Net investment income............................         0.05            0.13       0.16         0.11            0.07
  Net realized and unrealized gain (loss)
    on investments.................................        (1.20)          (1.39)     (1.68)        1.85            0.53
                                                         -------          ------     ------     --------          ------
    Total income (loss) from investment
      operations...................................        (1.15)          (1.26)     (1.52)        1.96            0.60
                                                         -------          ------     ------     --------          ------
  Less distributions:
    Dividends from net investment income...........        (0.03)          (0.13)     (0.16)       (0.11)          (0.07)
                                                         -------          ------     ------     --------          ------
Net asset value, end of period.....................      $  8.13          $ 9.31     $10.70     $  12.38          $10.53
                                                         =======          ======     ======     ========          ======
Total return.......................................       (12.37)%(b)     (11.83)%   (12.49)%      18.58%           5.92%(b)
Ratios and supplemental data:
Net assets at end of period (millions).............      $   9.8          $ 10.0     $  9.1     $    4.4          $  2.2
Ratios to average net assets:
  Expenses.........................................         1.03%(a)        1.03%      1.08%        1.28%           1.77%(a,c)
  Net investment income............................         1.15%(a)        1.41%      1.32%        1.05%           1.04%(a,c)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets..........         1.03%(a)        1.03%      1.08%        1.28%           2.41%(a,c)
Portfolio turnover rate............................           52%             96%        70%          50%             38%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Equity Income portfolio.

 * Represents commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURNS:

One-year                                     2.09%
Since inception (5/1/98)                    -0.28%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the High Income Bond Portfolio returned 0.19% versus 4.84% for the Lehman Brothers High Yield Bond Index. The fund's underweight to Wireline Telecommunications issuers, specifically WorldCom and Qwest, substantially benefited relative performance. Security selection continued to help the fund's performance as holdings such as Eagle Picher, GFSI, Premier Parks, Accuride, Allied Holdings, and Sitel, dramatically outperformed the overall market. Also, overweights in the Consumer Products, Food, and Industrial Products sectors benefited the Portfolio. The Portfolio's performance was negatively impacted by its overweight to Wireless Telecommunications issuers such as Airgate PCS, Inc., Alamosa PCS, Inc., Nextel Communications, Inc. and Triton PCS, Inc. The Portfolio outperformed in the Cable Television sector relative to the benchmark. Absolute performance was negatively impacted due to its large holdings in the Cable Television sector, including Charter Communications, Telewest Communications, and CSC Holdings. The Portfolio continues to benefit from a substantial underweight in the Utility sector relative to the benchmark, however large holdings in Calpine and CMS Energy have had a negative impact on performance over the past six months.

The high yield market substantially underperformed the high quality bond market during the six months ended June 30, 2002. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 3.79% versus (4.84)% for the Lehman Brothers High Yield Bond Index. The high yield market, which had performed well through April, turned decidedly negative in the month of June. Declining equity prices, concerns over the strength of the U.S. economy and corporate integrity issues negatively impacted the high yield market. The high yield market was heavily influenced during June primarily by four large sectors: Wireline Telecommunications, Wireless Telecommunications, Cable Television, and Utilities. The broader high yield market performed relatively well, with only 8 of 48 industry sectors tracked within the Lehman High Yield Index having negative returns year-to-date. Within the Wireline Telecommunications sector, the underperformance was exacerbated by the downgrade of Worldcom and Qwest Communications from investment grade to junk status. Combined, Worldcom and Qwest accounted for approximately 6.78% of the high yield market when they entered the high yield index on May 31, 2002. With the announcement of accounting irregularities at Worldcom, the price of the securities of both companies fell dramatically. Accounting irregularities, which ultimately led to the bankruptcy of Adelphia Communications, Inc., put pressure on the entire Cable Television sector. The underperformance in the Wireless Telecommunications sector, which currently represents approximately 3.3% of the high yield market, was impacted by slower than expected subscriber growth reported by many companies within the sector. Finally, the Electric Utility sector, currently 7.26% of the high yield market, was driven by a large sell-off within the Independent Power Producer sector, which accounts for approximately 50% of the Electric Utility sector. The Utility sector continues to be volatile as revelations of fictitious trading, possible market manipulation and accounting irregularities following the collapse of Enron continue to make investors reluctant to invest in this sector of the market. As of June 30, the fund had no exposure to Qwest, WorldCom, or Adelphia Communications.

We believe the second half of 2002 will show better results than the first half. Falling default rates (with perhaps the exception of a large "fallen angel" skewing the data) and continued economic recovery should positively impact the high yield market. From a portfolio perspective, we remain overweight in the Consumer Products, Healthcare and Food sectors, given the stable fundamentals of these sectors. We continue to prudently seek opportunities to enhance yield in smaller, less well-known issuers, which provide attractive risk return characteristics. We are inclined to sell lower yielding, higher quality issuers that retain substantial interest rate risk. As stability returns, the reversal of the flight to quality should lead to underperformance of these types of issuers.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                              HIGH INCOME BOND PORTFOLIO
                                              (COMMENCED OPERATIONS MAY    MERRILL LYNCH HIGH-YIELD    LEHMAN BROTHERS HIGH YIELD
                                                       1, 1998)                   BOND INDEX                   BOND INDEX
                                              --------------------------   ------------------------    --------------------------
5/1/98                                                   10000                        10000                       10000
6/98                                                     10090                        10118                       10343
12/98                                                   9958.8                        10036                     10838.4
6/99                                                     10172                        10312                     10775.6
12/99                                                  10157.7                      10293.5                     10880.1
6/00                                                    9963.7                      10198.8                     11229.3
12/00                                                   9435.6                       9774.5                     11979.5
6/01                                                    9655.5                      10249.6                     12389.2
12/01                                                   9838.9                      10379.7                     12971.5
6/02                                                    9857.6                       9014.8                     13599.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch High Yield Bond is an index consisting of all domestic and Yankee high-yield bonds with a minimum outstanding amount of $100 million and maturing over 1 year. The quality range is less than BBB-/Baa3 but not in default (DDD1 or less). Split-rated issues (investment grade by one rating agency and high-yield by another) are included in this index based on the bond's corresponding composite rating.

Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating of Ba1, a minumum amount outstanding of $100 million, and at least one year to maturity. The index is unmanaged, and investments cannot be made in an index.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Premier Parks Inc. 0% 4/1/08           1.4
 2.  Allied Waste NA 7.625% 1/1/06          1.4
 3.  Lear Corp. 8.11% 5/15/09               1.4
 4.  Charter Communications H LLC 0%
     4/1/11                                 1.1
 5.  Chancellor Media 8.1250%
     12/15/07                               1.2
 6.  Calpine Corp. Sr. Notes 8.5%
     2/15/11                                1.1
 7.  Nextel Communications 9.375%
     11/15/09                               1.4
 8.  Mandalay Resort Group 10.250%
     08/01/07                               1.1
 9.  HMH Properties Inc. 7.875%
     08/01/08                               1.0
10.  Kinetic Concepts Inc. 9.625%
     11/01/07                               0.9

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                     % of Net Assets
 1.  Hotels, Lodging & Casinos             9.6
 2.  Medical & Related                     8.8
 3.  Consumer Products                     6.4
 4.  Food & Related                        6.1
 5.  Cable TV                              5.6

---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           AEROSPACE (0.2%)
$ 37,000   Anteon Corp. 12.000% 05/15/09........  $    41,255
                                                  -----------
           AUTOMOTIVE & RELATED (3.8%)
  50,000   Accuride Corp. Ser. B 9.250%
            02/01/08............................       35,250
  75,000   American Axle & Mfg. 9.750%
            03/01/09............................       79,875
  50,000   Arvin Industries Inc. 7.125%
            03/15/09............................       49,471
  50,000   Arvinmeritor 8.750% 03/01/12.........       53,325
  50,000   Collins & Aikman Products 11.500%
            04/15/06............................       48,000
  50,000   Collins & Aikman Products (144A)
            10.750% 12/31/11....................       50,250
  50,000   Dana Corp. 9.000% 08/15/11...........       49,250
 225,000   Lear Corp. 8.110% 05/15/09...........      231,750
  50,000   Stoneridge Inc. 11.500% 05/01/12.....       51,125
                                                  -----------
                                                      648,296
                                                  -----------
           BANKING (0.8%)
 125,000   GS Escrow Corp. 7.125% 08/01/05......      133,326
                                                  -----------
           BROADCAST RADIO & TV (4.7%)
  75,000   Acme Television Ser. B 10.875%
            09/30/04............................       75,750
 200,000   Chancellor Media Corp. 8.125%
            12/15/07............................      195,000
  50,000   Chancellor Media Corp. 8.000%
            11/01/08............................       49,875
 150,000   *Fox/Liberty Networks LLC due
            08/15/07 0% till 08/15/02 then
            9.750%..............................      153,563
  50,000   Fox/Liberty Networks LLC 8.875%
            08/15/07............................       52,437
  50,000   Liberty Media Corp. 7.750%
            07/15/09............................       50,871
  50,000   Lin Television 8.000% 01/15/08.......       50,250
  75,000   Loral Cyberstar Inc. 10.000%
            07/15/06............................       50,250
 100,000   Panamsat Corp. (144A) 8.500%
            02/01/12............................       93,273
  50,000   XM Satellite Radio Inc. 14.000%
            03/15/10............................       28,750
                                                  -----------
                                                      800,019
                                                  -----------
           BUILDING & CONSTRUCTION (3.9%)
  50,000   Associated Materials Inc. (144A)
            9.750% 04/15/12.....................       51,750
  50,000   Collins & Aikman Floorcoverings
            (144A) 9.750% 02/15/10..............       51,250
 100,000   ISG Resources 10.000% 04/15/08.......       94,500
 100,000   NCI Building Systems Inc. Ser. B
            9.250% 05/01/09.....................      102,000
 100,000   MMI Products Inc. Ser. B 11.250%
            04/15/07............................      103,000
  50,000   Nortek Inc. Ser. B 9.125% 09/01/07...       51,000
 100,000   Unifrax Investment Corp. 10.500%
            11/01/03............................      101,000
 100,000   WCI Communities Inc. 10.625%
            02/15/11............................      105,500
                                                  -----------
                                                      660,000
                                                  -----------
           BUSINESS EQUIPMENT & SERVICES (2.6%)
 100,000   Buhrmann US Inc. 12.250% 11/01/09....      105,500
  50,000   Coinmach Corp. (144A) 9.000%
            02/01/10............................       50,250
  50,000   Global Imaging Systems 10.750%
            02/15/07............................       50,500
 100,000   Sitel Corp. NT 9.250% 03/15/06.......       93,500
 175,000   Xerox Corp. (144A) 9.750% 01/15/09...      144,375
                                                  -----------
                                                      444,125
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CABLE TV (5.6%)
$375,000   *Charter Communications due 04/01/11
            0% till 04/01/04 then 9.920%........  $   181,875
 300,000   *Charter Communications due 01/15/11
            0% till 01/15/06 then 13.50%........      114,000
 150,000   CSC Holdings Inc. 7.250% 7/15/08.....      119,250
  50,000   Echostar Broadband Corp. 10.375%
            10/01/07............................       47,750
 150,000   Echostar DBS 9.375% 02/01/09.........      140,250
 500,000   *NTL Inc. due 04/01/08 0% till
            04/01/03 then 9.750%................      137,500
 100,000   *Pegasus Satellite due 03/01/07 0%
            till 03/01/04 then 13.500%..........       29,500
  50,000   Quebecor Media Inc. 11.125%
            07/15/11............................       49,750
  50,000   *Quebecor Media Inc. due 7/15/11 0%
            till 07/01/06 then 13.750%..........       29,250
 175,000   Telewest Communications 11.000%
            10/01/07............................       69,125
 177,000   *United Pan-Europe Communications due
            08/01/09 0% till 08/01/04 then
            12.500%.............................       19,913
                                                  -----------
                                                      938,163
                                                  -----------
           CHEMICALS (2.7%)
  50,000   Compass Minerals Group 10.000%
            08/15/11............................       52,750
  75,000   Equistar Chemical Funding 10.125%
            09/01/08............................       72,000
  50,000   Foamex LP 13.500% 08/15/05...........       50,750
  50,000   Foamex LP 9.875% 06/15/07............       44,750
  50,000   Foamex LP (144A) 10.750% 04/01/09....       51,250
  50,000   Huntsman ICI Chemicals 10.125%
            07/01/09............................       44,250
  50,000   Lyondell Chemical Co. 9.625%
            05/01/07............................       48,000
  50,000   Lyondell Chemical Co. 10.875%
            05/01/09............................       43,750
  50,000   Texas Petrochemicals 11.125%
            07/01/06............................       40,750
                                                  -----------
                                                      448,250
                                                  -----------
           CONGLOMERATES (0.6%)
 125,000   Eagle Picher Inds. 9.375% 03/01/08...      105,625
                                                  -----------
           CONSUMER PRODUCTS (6.4%)
  75,000   Albecca Inc. 10.750% 08/15/08........       81,937
  50,000   Alltrista Corp. (144A) 9.750%
            05/01/12............................       48,000
  50,000   American Achievement Corp. Ser. B
            11.625% 01/01/07....................       51,750
 100,000   American Greeting Corp. 11.750%
            07/15/08............................      109,500
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07............................       90,500
  50,000   Armkel Corp. 9.500% 08/15/09.........       51,750
  50,000   Chattem Inc. Ser. B 8.875%
            04/01/08............................       51,000
  50,000   Icon Health & Fitness Inc. 11.250%
            04/01/12............................       49,500
  75,000   Jostens Inc. 12.750% 05/01/10........       81,375
  50,000   Levi Strauss & Co. 11.625%
            01/15/08............................       48,500
  50,000   PCA Intl. Inc. (144A) 11.875%
            08/01/09............................       49,750
 100,000   Playtex Products Inc. 9.375%
            06/01/11............................      107,000
 100,000   Revlon Consumer Products Corp. 8.625%
            02/01/08............................       49,500
  50,000   True Temper Sports Inc. Ser. B
            10.875% 12/01/08....................       52,750
 100,000   United Inds. Corp. Ser. B 9.875%
            04/01/09............................      102,000
  50,000   Volume Services America 11.250%
            03/01/09............................       48,250
                                                  -----------
                                                    1,073,062
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CONTAINERS (3.2%)
$ 50,000   Graham Pkg. Co. Ser. B 8.750%
            01/15/08............................  $    47,750
  50,000   Graham Pkg. Co. Ser. B 5.553%
            01/15/08............................       44,250
 100,000   Owens-Illinois Inc. 7.150%
            05/15/05............................       91,500
  75,000   Owens-Illinois Inc. 8.100%
            05/15/07............................       70,125
  50,000   Plastipak Holdings 10.750%
            09/01/11............................       54,000
  75,000   Pliant Corp./Huntsman Packaging
            13.000% 06/01/10....................       78,750
  50,000   Pliant Corp. 13.000% 06/01/10........       52,500
   6,992   Russell Stanley Holdings (144A)
            9.000% 11/30/08.....................        5,261
 100,000   Tekni-Plex Inc. Ser. B 12.750%
            06/15/10............................      104,000
                                                  -----------
                                                      548,136
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (2.8%)
 250,000   Allied Waste N.A. Ser. B 7.625%
            01/01/06............................      243,125
 125,000   Allied Waste N.A. Ser. B 10.000%
            08/01/09............................      124,062
  50,000   Allied Waste N.A. Ser. B 8.500%
            12/01/08............................       49,375
  50,000   Synagro Technologies Inc. (144A)
            9.500% 04/01/09.....................       51,500
                                                  -----------
                                                      468,062
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (1.9%)
  60,000   Amphenol Corp. 9.875% 05/15/07.......       62,700
 100,000   Fairchild Semiconductor 10.375%
            10/01/07............................      103,500
  50,000   Ingram Micro Inc. 9.875% 08/15/08....       53,313
  50,000   Seagate Technology (144A) 8.000%
            05/15/09............................       50,250
  50,000   Telecommunications Techniques 9.750%
            05/15/08............................       10,250
  50,000   Wesco Distribution Inc. 9.125%
            06/01/08............................       49,000
                                                  -----------
                                                      329,013
                                                  -----------
           ENTERTAINMENT & LEISURE (2.1%)
  50,000   AMF Bowling Worldwide Inc. (b)(c)
            13.000% 02/28/08....................       54,250
 250,000   *Premier Parks Inc. due 04/01/08 0%
            till 04/01/03 then 10.000%..........      241,250
  50,000   Regal Cinemas Inc. 9.375% 02/01/12...       52,250
                                                  -----------
                                                      347,750
                                                  -----------
           FOOD & RELATED (6.1%)
  75,000   Agrilink Foods Inc. 11.875%
            11/01/08............................       79,125
  50,000   American Seafoods Group (144A)
            10.125% 04/15/10....................       50,750
  50,000   B&G Foods Inc. (144A) 9.625%
            08/01/07............................       51,750
  50,000   Buffets Inc. 11.250% 07/15/10........       50,250
 100,000   Carrols Corp. 9.500% 12/01/08........       98,500
 100,000   Constellation Brands Inc. Ser. B
            8.000% 02/15/08.....................      103,000
 100,000   Del Monte Corp. Ser. B 9.250%
            05/15/11............................      103,500
  50,000   Dimon Inc. Ser. B 9.625% 10/15/11....       52,875
  50,000   Dominos Inc. Ser. B 10.375%
            01/15/09............................       54,500
 100,000   Eagle Family Foods Inc. Ser. B 8.750%
            01/15/08............................       76,500
  50,000   Land O' Lakes Inc. (144A) 8.750%
            11/15/11............................       47,000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           FOOD & RELATED (CONTINUED)
$ 50,000   Michael Foods Ser. B 11.750%
            04/01/11............................  $    54,750
  50,000   New World Pasta Co. 9.250%
            02/15/09............................       48,750
  50,000   Pilgrim's Pride Corp. 9.625%
            09/15/11............................       52,250
 100,000   Smithfield Foods Inc. Ser. B 8.000%
            10/15/09............................      101,250
                                                  -----------
                                                    1,024,750
                                                  -----------
           FORESTRY & PAPER PRODUCTS (2.5%)
 125,000   Georgia-Pacific Corp. 7.500%
            05/15/06............................      120,156
 125,000   Georgia-Pacific Corp. 8.125%
            05/15/11............................      119,062
  50,000   Riverwood Intl. Co. 10.625%
            08/01/07............................       52,875
  50,000   Riverwood Intl. Co. 10.875%
            04/01/08............................       52,375
  75,000   Stone Container 9.750% 02/01/11......       80,625
                                                  -----------
                                                      425,093
                                                  -----------
           HOTELS, LODGING & CASINOS (9.6%)
  50,000   Boyd Gaming Corp. (144A) 8.750%
            04/15/12............................       50,250
  50,000   Coast Hotels & Casino 9.500%
            04/01/09............................       52,750
  50,000   Courtyard By Marriott II Ser. B
            10.750% 02/01/08....................       51,250
  50,000   Felcor Lodging 9.500% 09/15/08.......       50,500
  50,000   Florida Panthers 9.875% 04/15/09.....       52,000
 100,000   Hilton Hotels Corp. 7.625%
            05/15/08............................      101,747
 175,000   HMH Properties Inc. Ser. B 7.875%
            08/01/08............................      168,438
  75,000   ITT Corp. 6.750% 11/15/05............       74,140
  50,000   Isle of Capri Casinos Inc. (144A)
            9.000% 03/15/12.....................       50,750
 175,000   Mandalay Resort Ser. B 10.250%
            08/01/07............................      183,750
  75,000   Meristar Hospitality Corp. 9.125%
            01/15/11............................       73,125
 100,000   MGM Grand Inc. 9.750% 06/01/07.......      105,500
  75,000   MGM Mirage 8.500% 09/15/10...........       78,330
 100,000   Park Place Entertainment (144A)
            7.875% 03/15/10.....................       99,750
  50,000   Park Place Entertainment 8.125%
            05/15/11............................       50,000
  50,000   Penn National Gaming Inc. 11.125%
            03/01/08............................       54,000
  50,000   RFS Partnership (144A) 9.750%
            03/01/12............................       50,750
 150,000   Starwood Hotels & Resort 7.375%
            05/01/07............................      149,527
  50,000   Sun Intl. Hotels Ltd. (144A) 8.875%
            08/15/11............................       51,125
  75,000   Venetian Casino/LV Sands (144A)
            11.000% 06/15/10....................       75,938
                                                  -----------
                                                    1,623,620
                                                  -----------
           MACHINERY (1.5%)
  75,000   Agco Corp. 9.500% 05/01/08...........       79,875
  50,000   Briggs & Stratton Corp. 8.875%
            03/15/11............................       52,750
 100,000   Columbus McKinnon Corp. 8.500%
            04/01/08............................       91,500
 100,000   Simonds Inds. Inc. 10.250%
            07/01/08 (c)........................       30,500
                                                  -----------
                                                      254,625
                                                  -----------
           MANUFACTURING (0.3%)
  50,000   Cabot Safety Corp. 12.500%
            07/15/05............................       51,750
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (8.8%)
$ 50,000   Advanced Medical Optics (144A) 9.250%
            07/15/10............................  $    49,875
 100,000   Alaris Medical Inc. Ser. B 11.625%
            12/01/06............................      111,500
 100,000   Alliance Imaging Inc. 10.375%
            04/15/11............................      108,000
  50,000   Amerisource Bergen Corp. 8.125%
            09/01/08............................       51,750
 125,000   Columbia HCA Healthcare 6.910%
            06/15/05............................      129,339
 100,000   Conmed Corp. 9.000% 03/15/08.........      103,750
  50,000   Extendicare Health Services (144A)
            9.500% 07/01/10.....................       50,625
 150,000   Fisher Scientific Intl. 9.000%
            02/01/08............................      155,250
 100,000   Hanger Orthopedic Grp. 11.250%
            06/15/09............................      102,500
 125,000   HCA - The Health Care Co. 8.75%
            09/01/10............................      140,186
 150,000   Kinetic Concepts Inc. Ser. B 9.625%
            11/01/07............................      150,000
  50,000   Magellan Health Svcs. Inc. (144A)....       38,750
           9.375% 11/15/07
 100,000   Magellan Health Svcs Inc. 9.000%
            02/15/08............................       36,500
  50,000   Sybron Dental Specialties Svcs.
            (144A) 8.125% 06/15/12..............       50,250
  50,000   Triad Hospitals Ser. B 8.750%
            05/01/09............................       52,250
  50,000   US Oncology Inc. 9.625% 02/01/12.....       49,000
  50,000   Vanguard Health Systems 9.750%
            08/01/11............................       52,250
  50,000   Ventas Realty (144A) 9.000%
            05/01/12............................       51,250
                                                  -----------
                                                    1,483,025
                                                  -----------
           METAL, MINING & STEEL (1.6%)
 100,000   Euramax Intl. 11.250% 10/01/06.......      100,500
  50,000   Neenah Corp. Ser. B 11.125%
            05/01/07............................       29,000
 100,000   Neenah Corp. Ser. F 11.125%
            05/01/07............................       58,000
  50,000   Republic Technologies International
            Inc. 13.750% 07/15/09 (c)...........        3,375
  75,000   Ryerson Tull Inc. 9.125% 07/15/06....       73,875
                                                  -----------
                                                      264,750
                                                  -----------
           OIL, ENERGY & NATURAL GAS (4.0%)
  50,000   AmeriGas Partners LP 8.875%
            05/20/11............................       52,250
  50,000   Compton Petroleum Corp. (144A) 9.900%
            05/15/09............................       51,454
  50,000   Continental Resources 10.250%
            08/01/08............................       45,250
  50,000   DI Inds. 8.875% 07/01/07.............       51,750
  50,000   Dresser Inc. 9.375% 04/15/11.........       50,625
  50,000   Forest Oil Corp. 10.500% 01/15/06....       53,250
  50,000   Hanover Equipment Trust (144A) 8.750%
            09/01/11............................       47,250
  50,000   Lone Star Technologies 9.000%
            06/01/11............................       48,000
  50,000   Magnum Hunter Resources Ser. B.......       51,500
           9.600% 03/15/12
  50,000   Petroleum Helicopters (144A) 9.375%
            05/01/09............................       51,500
  50,000   Pogo Production Co. Ser. B 10.375%
            02/15/09............................       54,000
  50,000   Swift Energy Co. 9.375% 05/01/12.....       47,750
  75,000   Tesoro Petroleum Corp. Ser. B 9.625%
            11/01/08............................       70,125
                                                  -----------
                                                      674,704
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           PRINTING & PUBLISHING (2.3%)
$ 75,000   Advanstar Communications Ser. B
            12.000% 02/15/11....................  $    61,125
  50,000   American Media Operation Ser. B
            10.250% 05/01/09....................       52,750
  50,000   Block Communications Inc. (144A)
            9.250% 04/15/09.....................       50,000
  50,000   Vertis Inc. (144A) 10.875%
            06/15/09............................       49,750
  50,000   Von Hoffman Corp. (144A) 10.250%
            03/15/09............................       51,500
  50,000   Yell Finance BV 10.750% 08/01/11.....       55,250
 100,000   *Yell Finance BV due 08/01/11 0% till
            08/01/06 then 13.500%...............       70,000
                                                  -----------
                                                      390,375
                                                  -----------
           RENTAL AUTO/EQUIPMENT (1.1%)
 125,000   United Rentals Inc. 10.750%
            04/15/08............................      133,750
  50,000   United Rentals Inc. 9.000%
            04/01/09............................       48,500
                                                  -----------
                                                      182,250
                                                  -----------
           RETAIL (1.7%)
  50,000   Advance Stores Co. Inc. 10.250%
            04/15/08............................       52,750
  50,000   JC Penny Co., Inc. 7.375% 06/15/04...       50,063
  50,000   JC Penny Co., Inc. 7.600% 04/01/07...       49,437
  75,000   Michaels Stores 9.250% 07/01/09......       80,250
  50,000   United Auto (144A) 9.625% 03/15/12...       51,000
                                                  -----------
                                                      283,500
                                                  -----------
           TELECOMMUNICATIONS & RELATED (3.4%)
  75,000   *Airgate PCS Inc. due 10/01/09 0%
            till 10/01/04 then 13.500%..........       15,375
 125,000   *Alamosa PCS Holdings Inc. due
            02/15/10 0% till 02/15/05 then
            12.875%.............................       19,375
  49,000   *Call-Net Enterprises Inc. 10.625%
            12/31/08............................       13,965
 125,000   Global Crossing Hldgs. 9.500%
            11/15/09............................        1,563
  50,000   Horizon PCS Inc. (144A) 13.750%
            06/15/11............................       16,750
 100,000   Millicom Intl. 13.500% 06/01/06......       35,500
 225,000   *Nextel Communications due 02/15/08
            0% till 02/15/03 then 9.950%........      104,625
 350,000   Nextel Communications 9.375%
            11/15/09............................      179,375
  50,000   Nextel Partners Inc. 12.500%
            11/15/09............................       21,250
  50,000   Rogers Cantel 8.800% 10/01/07........       37,250
  65,000   *Tritel PCS Inc. due 05/15/09 0% till
            05/15/04 then 12.750%...............       52,163
  50,000   *Triton PCS, Inc. due 05/01/08 0%
            till 05/01/03 then 11.000%..........       30,750
 225,000   *Viatel, Inc. due 04/15/08 0% till
            04/15/03 then 12.500% (c)...........          788
  81,000   *VoiceStream Wireless Holdings due
            11/15/09 0% till 11/15/04 then
            11.875%.............................       52,853
                                                  -----------
                                                      581,582
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TEXTILES & RELATED (1.2%)
$ 50,000   GFSI Inc. Ser. B 9.625% 03/01/07.....  $    43,750
  75,000   Glenoit Corp. 11.000% 04/15/07.......            1
  50,000   Pillowtex Corp. 10.000%
            11/15/06 (b)(c).....................          625
  50,000   Russell Corp. (144A) 9.250%
            05/01/10............................       51,625
 100,000   William Carter Co. Ser. B 10.875%
            08/15/11............................      109,500
                                                  -----------
                                                      205,501
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.1%)
 100,000   Allied Holdings Inc. Ser. B 8.625%
            01/01/07............................       78,500
 100,000   Stena Line AB 10.500% 12/15/05.......      103,000
                                                  -----------
                                                      181,500
                                                  -----------
           UTILITIES (3.0%)
  97,126   *Caithness Coso Fund Corp. Ser. B
            9.050% 12/15/09.....................       99,554
 275,000   Calpine Corp. 8.500% 02/15/11........      182,875
 100,000   Calpine Canada Energy 8.500%
            05/01/08............................       67,500
  50,000   CMS Energy Corp. 8.500% 04/15/11.....       39,000
  75,000   CMS Energy Corp. 8.900% 07/15/08.....       58,875
  50,000   *Niagara Mohawk Power Series H due
            07/01/10 0% till 07/01/03 then
            8.500%..............................       49,113
                                                  -----------
                                                      496,917
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES
            (89.5%).............................  $15,109,024
                                                  ===========

                                                     MARKET
SHARES               PREFERRED STOCKS                VALUE
------------------------------------------------------------
         BROADCAST RADIO & TV (0.2%)
   375   Sinclair Capital.........................  $ 39,047
                                                    --------
         PRINTING & PUBLISHING (0.4%)
 1,300   Primedia Inc. Series H...................    39,325
 1,000   Primedia Inc. ...........................    36,500
                                                    --------
                                                      75,825
                                                    --------
         TELECOMMUNICATIONS & RELATED (0.1%)
   814   *McLeod USA Inc. ........................     3,052
                                                    --------
         TOTAL PREFERRED STOCKS...................  $117,924
                                                    --------

                                                     MARKET
SHARES                    WARRANTS                    VALUE
------------------------------------------------------------
   127   AMF Bowling Worldwide.....................  $ 3,365
   300   AMF Bowling Worldwide.....................    1,800
   293   AMF Bowling Worldwide.....................    1,465
 2,428   Call-Net Enterprises Inc. ................      844
 1,805   McLeod USA Inc. ..........................      226
    75   Jostens Inc. .............................    1,144
   740   Loral Space & Comm........................      392
    75   Pliant Corp. .............................      768
    50   Republic Tech.............................        1
    50   XM Satellite Radio........................      300
                                                     -------
         TOTAL WARRANTS (0.1%).....................  $10,305
                                                     -------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (7.3%)
$1,235,000   US Bank 1.350% 07/01/02
              Repurchase price $1,235,085
              Collateralized by FHR
              Market Value: $1,259,748
              Face Value: $1,268,868
              Due: 10/15/31
              Interest: 3.04%...................  $ 1,235,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS
              (7.3%)............................  $ 1,235,000
                                                  -----------
             TOTAL HOLDINGS (97.6%)
              (COST $18,441,303) (a)............  $16,472,253
                                                  -----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (2.4%).........      412,085
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $16,884,338
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $735,752.
        See note 1.
   (b)  Represents an illiquid security.
   (c)  Represents a defaulted security.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,886,801 or 11.2% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $18,441,303).............  $16,472,253
  Receivable for securities sold............       60,470
  Receivable for fund shares sold...........       52,697
  Dividends and accrued interest
    receivable..............................      360,979
  Other.....................................       12,250
                                              -----------
    Total assets............................   16,958,649
                                              -----------
Liabilities:
  Cash overdraft............................        2,557
  Payable for fund shares redeemed..........       50,009
  Payable for investment management services
    (note 3)................................       10,706
  Other accrued expenses....................       11,039
                                              -----------
    Total liabilities.......................       74,311
                                              -----------
Net assets..................................  $16,884,338
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,356,969
  Paid-in capital in excess of par value....   18,458,160
  Accumulated net realized loss on
    investments.............................   (3,080,321)
  Net unrealized depreciation on
    investments.............................   (1,969,050)
  Undistributed net investment income.......    1,118,580
                                              -----------
Net assets..................................  $16,884,338
                                              ===========
Shares outstanding (note 4).................    2,356,969
Net asset value per share...................  $      7.16
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest.....................................  $842,944
  Dividends....................................    12,385
                                                 --------
    Total investment income....................   855,329
                                                 --------
Expenses:
  Management fees (note 6).....................    62,596
  Custodian fees...............................     2,429
  Directors' fees..............................       277
  Professional fees............................     4,121
  Accounting and transfer agent fees...........    12,416
  Printing fees................................     1,525
  Filing fees..................................       145
  Other........................................       132
                                                 --------
    Total expenses.............................    83,641
                                                 --------
    Net investment income......................   771,688
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments.............  (950,116)
  Change in unrealized appreciation
    (depreciation) on investments..............   184,904
                                                 --------
      Net loss on investments..................  (765,212)
                                                 --------
      Net increase in net assets from
         operations............................  $  6,476
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $   771,688        $ 2,044,647
  Realized loss on investments..............................       (950,116)        (1,542,795)
  Change in unrealized appreciation on investments..........        184,904            115,865
                                                                -----------        -----------
      Net increase in assets from operations................          6,476            617,717
                                                                -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (388,860)        (2,040,964)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      5,980,601          9,101,553
  Received from dividends reinvested........................        388,860          2,040,964
  Paid for shares redeemed..................................     (5,115,552)        (8,307,944)
                                                                -----------        -----------
      Increase in net assets derived from capital share
       transactions.........................................      1,253,909          2,834,573
                                                                -----------        -----------
         Increase in net assets.............................        871,525          1,411,326
Net Assets:
  Beginning of period.......................................     16,012,813         14,601,487
                                                                -----------        -----------
  End of period (a).........................................    $16,884,338        $16,012,813
                                                                ===========        ===========
  (a) Includes undistributed net investment income of.......    $ 1,118,580        $    15,730
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS
                                                              ENDED           YEARS ENDED DECEMBER 31,
                                                          JUNE 30, 2002     ----------------------------       MAY 1, 1998 TO
                                                           (UNAUDITED)       2001       2000       1999      DECEMBER 31, 1998*
                                                          -------------     ------     ------     ------     ------------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period....................     $ 7.32         $ 8.02     $ 9.22     $ 9.59           $10.00
Income (loss) from investment operations:
  Net investment income.................................       0.31           1.03(c)    0.58       0.57             0.38
  Net realized and unrealized loss on investments.......      (0.29)         (0.70)(c)  (1.20)     (0.38)           (0.40)
                                                             ------         ------     ------     ------           ------
    Total income (loss) from investment operations......       0.02           0.33      (0.62)      0.19            (0.02)
                                                             ------         ------     ------     ------           ------
Less distributions:
  Dividends from net investment income..................      (0.18)         (1.03)     (0.58)     (0.56)           (0.37)
  Distributions from net realized capital gains.........       0.00           0.00       0.00       0.00            (0.02)
    Total distributions.................................      (0.18)         (1.03)     (0.58)     (0.56)           (0.39)
                                                             ------         ------     ------     ------           ------
Net asset value, end of period..........................     $ 7.16         $ 7.32     $ 8.02     $ 9.22           $ 9.59
                                                             ======         ======     ======     ======           ======
Total return............................................       0.18%(b)       4.27%     (7.10)%     1.95%            0.20%(b)
Ratios and supplemental data:
Net assets at end of period (millions)..................     $.16.9         $ 16.0     $ 14.6     $ 12.6           $ 10.4
Ratios to average net assets:
  Expenses..............................................       0.99%(a)       1.15%      1.10%      1.13%            1.20%(a)
  Net investment income.................................       9.17%(a)       8.64%(c)   6.67%      6.19%            5.79%(a)
Portfolio turnover rate.................................         29%            41%        21%        31%              11%(a)

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to the Financial Statements, these amounts would have been:

      Net investment income.......................................  $ 0.92
      Net realized and unrealized loss............................  $(0.59)
      Net investment income ratio.................................    7.23%

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:
One-Year                                   -35.00%
Since inception (5/1/98)                     8.93%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Capital Growth Portfolio returned (28.60)% versus (19.71)% for the Russell MidCap Growth Index. Investors tallied up a long list of negatives for the stock market and turned their backs on nearly all common stocks in 2002.

In the second quarter, investors continued to shorten their investment time horizons and migrated, out of the "longer duration" emerging growth stocks that we favor. In the face of this migration we have tried to balance the basic tenants of our Emerging Growth investment philosophy, with the need to moderate decline of capital. Over the last several quarters, our results have been sub par compared to the benchmark. Many investors have rotated to more "dependable" stocks in industries like restaurants and retailers. In short, our style is very much out of favor.

Today the restaurant group trades at a P/E multiple of 22x next year's earnings. The stocks have a historical earnings growth rate of 10%-15%. Retail apparel stores sell at 26x future EPS and have a 15%-17% sustainable growth rate. So in today's market environment investors are paying a pretty significant premium for these stocks that have modest, but dependable growth.

We own a number of restaurant and retail stocks that have contributed positively to performance in the YTD periods, Hot Topic, Inc., Too, Inc., P.F. Chang's China Bistro, Inc., and CKE Restaurants, Inc. Several of these positions, like Too, we have owned for more than a year. Our research indicates that they have very attractive long-term growth opportunities and are run by capable management teams qualified to execute for the long haul. Other consumer positions have provided us reasonable ballast in the volatile market environment.

Our commitment to technology has detracted from returns this year. Software stocks in particular have performed poorly, as enterprise spending has slowed in the face of continued market uncertainty. At this point, many software stocks are trading at historically low valuations, and we remain optimistic that this area will provide us solid gains in the future.

We remain committed to the investment discipline that you hired us to practice, using fundamental research to identify the most attractive fast growing emerging growth companies in the market. We recognize that our investment results have been disappointing recently, particularly compared to the broader Russell 2000 Growth. While we are mindful of the benchmark, and have worked to keep it in sight in this declining market, we will not alter our investment process, which has served investors well for more than 14 years. While this segment of the growth market became overdone in late 1999, we think it offers very good opportunity today, particularly with historical valuation in mind. We appreciate your patience to date, and look forward to better times ahead.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                     Capital Growth Portfolio (Commenced operations May 1, 1998)
5/1/98                                                                                                    10000
6/98                                                                                                       9706
12/98                                                                                                   10339.8
6/99                                                                                                    18424.5
12/99                                                                                                   31281.1
6/00                                                                                                    34359.2
12/00                                                                                                   23144.3
6/01                                                                                                    21707.1
12/01                                                                                                   19762.1
6/02                                                                                                    14110.2

                                                    Russell 2000 Growth Index   Russell Midcap Growth Index
5/1/98                                                                 10000                          10000
6/98                                                                    9547                          11187
12/98                                                                 9165.1                        11786.6
6/99                                                                 10340.1                        13459.2
12/99                                                                13115.4                        17833.4
6/00                                                                 13276.7                        19998.3
12/00                                                                10173.9                        15738.7
6/01                                                                 10189.2                        13697.4
12/01                                                                 9244.7                          12566
6/02                                                                  7640.7                        10089.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.
 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Sunrise Assisted Living Inc.           3.1
 2.  Overture Services Inc.                 2.8
 3.  Too Inc.                               2.4
 4.  AMN Health Care                        2.1
 5.  United Surgical Partners               2.0
 6.  Power Integrations Inc.                1.7
 7.  Photon Dynamics Inc.                   1.6
 8.  Lifepoint Hospital Inc.                1.5
 9.  CKE Restaurants Inc.                   1.5
10.  Pinnacle Systems Inc.                  1.2

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Electronics/Semiconductors            15.2
 2.  Medical & Related                     15.1
 3.  Computer Software                     10.8
 4.  Drugs/Biotechnology                    8.1
 5.  Business Services                      6.8

---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          ADVERTISING (0.4%)
 12,750   *Doubleclick Inc. ....................  $    94,605
                                                  -----------
          BANKING (1.5%)
 11,800   Boston Private Financial Holdings.....      291,932
  9,850   *Net.Bank Inc. .......................      114,753
                                                  -----------
                                                      406,685
                                                  -----------
          BROADCAST RADIO & TV (3.5%)
  9,100   *Cox Radio Inc. CL A..................      219,310
  5,000   *Entercom Communications Corp. .......      229,500
 10,000   *Entravision Communications...........      122,500
  5,350   *Hispanic Broadcasting Corp. .........      139,635
  5,900   *Radio One Inc. ......................       87,733
  7,900   *Radio One Inc. CL D..................      117,473
                                                  -----------
                                                      916,151
                                                  -----------
          BUSINESS SERVICES (6.8%)
 15,600   *AMN Health Care......................      546,156
  2,800   *Bright Horizons Family Sol...........       92,708
  2,250   *Cross Country Inc. ..................       85,050
  7,250   *FTI Consulting.......................      253,822
  7,650   Global Payments Inc. .................      227,587
    250   *Hewitt Associates Inc. CL A..........        5,825
    350   *Medical Staffing Network Hldg........        8,575
 11,850   *Resources Connection Inc. ...........      319,832
    300   *SRA International Inc. CL A..........        8,094
 10,900   *West Corp. ..........................      240,454
                                                  -----------
                                                    1,788,103
                                                  -----------
          COMPUTER & RELATED (3.0%)
 15,200   *Coinstar Inc. .......................      371,640
  2,900   *Emulex Corp. ........................       65,279
 31,050   *Lantronix Inc. ......................       26,392
 28,050   *Pinnacle Systems, Inc. ..............      308,241
  6,250   *Western Digital Corp. ...............       20,313
                                                  -----------
                                                      791,865
                                                  -----------
          COMPUTER SERVICES (6.3%)
 23,250   *Cnet Networks Inc. ..................       46,267
  7,500   *Costar Group Inc. ...................      153,975
 17,450   *Freemarkets Inc. ....................      246,568
 10,650   *GSI Commerce Inc. ...................       79,342
  1,100   *Intrado Inc. ........................       21,296
 36,900   *Looksmart Ltd. ......................       72,324
 29,000   *Overture Services Inc. ..............      724,420
  5,700   *Tier Technologies Inc. ..............      101,574
  8,000   *Webex Communications Inc. ...........      127,200
 13,150   *WebMD Corporation....................       74,034
                                                  -----------
                                                    1,647,000
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          COMPUTER SOFTWARE (10.8%)
 25,900   *Actuate Software Corp. ..............  $   116,550
 36,050   *Agile Software Corp. ................      262,083
    700   *Altiris Inc. ........................        3,634
  4,750   *Business Objects.....................      133,475
 17,400   *Chordiant Software Inc. .............       33,930
  7,900   *Embarcadero Technologies.............       48,822
  4,900   *HPL Technologies Inc. ...............       73,794
 26,500   *Informatica Corp. ...................      187,885
 10,700   *Information Holdings Inc. ...........      261,080
 16,050   *Lawson Software......................       92,609
  3,050   *Magna Design Automation Inc. ........       51,240
    100   *Manhattan Associates.................        3,216
 27,150   *MatrixOne Inc. ......................      163,172
 15,700   *Netegrity Inc. ......................       96,712
 10,850   *Netiq Corp. .........................      245,536
    950   *Network Associates Inc. .............       18,307
 15,900   *Pegasystems, Inc. ...................      143,402
  6,950   *Quest Software Inc. .................      100,983
  7,100   *RealNetworks Inc. ...................       28,897
 11,000   *Retek Inc. ..........................      267,300
  6,700   *Secure Computing Corp. ..............       50,585
  2,800   *THQ Inc. ............................       83,496
 22,950   *WebMethods Inc. .....................      227,205
  6,000   *WebSense Inc. .......................      153,420
                                                  -----------
                                                    2,847,333
                                                  -----------
          CONSUMER PRODUCTS (1.5%)
  3,050   *Coach Inc. ..........................      167,445
 13,700   *Oakley Inc. .........................      238,380
                                                  -----------
                                                      405,825
                                                  -----------
          DRUGS/BIOTECHNOLOGY (8.1%)
 11,250   *Abgenix Inc. ........................      110,250
  7,800   *Covance Inc. ........................      146,250
 25,700   *Exact Sciences Corp. ................      410,429
  1,050   *Inveresk Research Group Inc. ........       13,660
  7,550   *KV Pharmaceutical Co. CL A...........      203,850
  7,400   *Martek Bioscience Corp. .............      154,808
  8,050   *Medarex Inc. ........................       59,731
  8,900   *Medicis Pharmaceutical CL A..........      380,564
  3,100   *Noven Pharmaceuticals................       79,050
 10,250   *Pharmaceutical Product Development...      269,985
  6,750   *Protein Design Labs Inc. ............       73,305
 10,350   *Sangstat Medical Corp. ..............      237,843
                                                  -----------
                                                    2,139,725
                                                  -----------
          EDUCATION (0.4%)
  5,300   *Sylvan Learning Systems, Inc. .......      105,682
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          ELECTRONICS/SEMICONDUCTORS (15.2%)
  2,400   *ATMI Inc. ...........................  $    53,688
  9,500   *AXT Inc. ............................       75,810
 10,100   *August Technology Corp. .............       99,889
 22,300   *Cree Inc. ...........................      295,029
  8,000   *Cymer Inc. ..........................      280,320
  8,250   *Digital Courier Tech. Inc. ..........        8,168
 11,800   *Digital Insight Corp. ...............      194,110
  6,700   *Entegris Inc. .......................       97,820
  7,800   *Exar Corp. ..........................      153,816
  8,800   Helix Technology Corp. ...............      181,280
 11,250   *Ixia.................................       65,475
  2,950   *Kopin Corp. .........................       19,470
  6,050   *LTX Corp. ...........................       86,394
  4,300   *MKS Instruments Inc. ................       86,301
 12,450   *Merix Corp. .........................      106,821
  3,100   *Omnivision...........................       44,485
 20,500   *PLX Technologies Inc. ...............       87,125
 13,600   *Photon Dynamics Inc. ................      408,000
 25,100   *Power Integrations, Inc. ............      449,265
 16,400   *Power-One Inc. ......................      102,008
 36,700   *Silicon Image Inc. ..................      224,604
 13,350   *Silicon Labs.........................      361,251
 10,100   *Sipex Corp. .........................       49,379
 14,550   *Sirenza Microdevices Inc. ...........       29,391
 27,600   *Xicor Inc. ..........................      111,504
 13,800   *Zoran Corp. .........................      316,158
                                                  -----------
                                                    3,987,561
                                                  -----------
          ENTERTAINMENT & LEISURE (1.0%)
  2,150   *Expedia Inc. CL A....................      127,473
  6,650   *Multimedia Games.....................      145,037
    250   *Netflix.com Inc. ....................        3,498
                                                  -----------
                                                      276,008
                                                  -----------
          FINANCIAL SERVICES (2.7%)
 12,800   *Financial Federal Corp. .............      423,680
  4,650   *InterCept Group Inc. ................       96,348
  4,850   *Investment Technology Group..........      158,595
  1,400   Waddell & Reed Financial, Inc. .......       32,088
                                                  -----------
                                                      710,711
                                                  -----------
          HOTEL, LODGING & CASINOS (1.0%)
  2,000   *Argosy Gaming Co. ...................       56,800
  5,600   *Penn National Gaming Inc. ...........      101,640
  6,150   *Station Casinos Inc. ................      109,778
                                                  -----------
                                                      268,218
                                                  -----------
          INDUSTRIAL SERVICES (0.5%)
 12,100   *Applied Films Corp. .................      135,036
                                                  -----------
          INSURANCE (0.6%)
  4,100   Amerus Group Co. .....................      152,110
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          MEDICAL & RELATED (15.1%)
  2,600   *Accredo Health Inc. .................  $   119,964
 15,300   *American Medical Systems.............      306,918
  4,650   *Ameripath, Inc. .....................      111,600
  4,600   *Amsurg Corp. CL A....................      120,796
  3,750   *Cholestech Corp. ....................       39,562
  5,143   *Dianon Systems.......................      274,739
  5,700   *Integra Lifesciences Holdings........      123,975
  8,900   *Interpore International..............       86,063
 10,700   *Lifepoint Hospitals Inc. ............      388,517
 14,500   *Med-Design Corp. ....................      187,630
      1   Medtronic Inc. .......................           43
  5,350   *Priority Healthcare Corp. CL B.......      125,725
  4,300   *Therasense Inc. .....................       79,421
 31,250   *Thoratec Labs Corp. .................      280,938
 30,700   *Sunrise Assisted Living Inc. ........      822,760
 18,850   *U.S. Physical Therapy Inc. ..........      382,843
 17,100   *United Surgical Partners.............      529,758
                                                  -----------
                                                    3,981,252
                                                  -----------
          OIL, ENERGY & NATURAL GAS (0.3%)
  9,000   *Ultra Petroleum Corp. ...............       68,310
                                                  -----------
          RESTAURANTS (2.8%)
 35,100   *CKE Restaurants Inc. ................      399,438
  5,500   *P.F. Chang's China Bistro, Inc. .....      172,810
  1,200   *Panera Bread Company CL A............       41,364
 12,450   *Rubio's Restaurants Inc. ............      111,191
                                                  -----------
                                                      724,803
                                                  -----------
          RETAIL (8.1%)
 19,750   *Alloy Inc. ..........................      285,190
  4,350   *Bebe Stores Inc. ....................       88,261
  4,250   *Chico's Fas Inc. ....................      154,360
  5,200   *Christopher & Banks Corp. ...........      219,960
  9,200   *Hot Topic............................      245,732
 10,900   *1-800-Flowers.com Inc. ..............      121,644
  2,200   *Pacific Sunwear of California........       48,774
  9,350   *Peet's Coffee & Tea Inc. ............      172,134
  7,000   *School Specialty Inc. ...............      185,920
 20,050   *Too Inc. ............................      617,540
                                                  -----------
                                                    2,139,515
                                                  -----------
          STEEL (0.1%)
  2,200   *Steel Dynamics Inc. .................       36,234
                                                  -----------
          TELECOMMUNICATIONS & RELATED (1.1%)
 16,600   *Allegiance Telecom Inc. .............       30,378
 12,600   *Metro One Telecommunications.........      175,896
  4,400   *Novatel Wireless Inc. ...............        1,452
  5,900   *Powerwave Technologies Inc. .........       54,044
  2,900   *Spectralink Corp. ...................       30,856
                                                  -----------
                                                      292,626
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
          TRANSPORTATION (0.9%)
  7,100   *Atlas Air Worldwide Holdings.........  $    26,270
  6,250   *Forward Air Corp. ...................      204,875
                                                  -----------
                                                      231,145
                                                  -----------
          TOTAL U.S. COMMON STOCKS (91.7%)......  $24,146,503
                                                  -----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          BERMUDA (0.5%)
          ELECTRONICS/SEMICONDUCTORS (0.5%)
  6,100   *Marvell Technology Group.............  $   121,329
                                                  -----------
          CANADA (2.1%)
          DRUGS/BIOTECHNOLOGY (0.8%)
 13,500   *Axcan Pharma Inc. ...................      201,690
          HOTEL, LODGING & CASINOS (1.3%)
  7,450   Four Seasons Hotels Inc. .............      349,405
                                                  -----------
          TOTAL CANADA..........................      551,095
                                                  -----------
          CAYMAN ISLANDS (1.2%)
          ELECTRONICS/SEMICONDUCTORS (1.2%)
 30,050   *02Micro International................      311,018
                                                  -----------
          ISRAEL (1.5%)
          COMPUTER & RELATED (1.1%)
  9,300   *Precise Software Solutions...........       88,815
 22,800   *M-Systems Flash Disk Pioneer.........      189,306
                                                  -----------
                                                      278,121
                                                  -----------
          DRUGS/BIOTECHNOLOGY (0.4%)
  4,450   *Taro Pharmaceutical Inds. Ltd. ......      109,114
                                                  -----------
          TOTAL ISRAEL..........................      387,235
                                                  -----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
          NETHERLANDS (0.1%)
          MEDICAL & RELATED (0.1%)
  1,050   *Orthofix International...............  $    36,908
                                                  -----------
          TOTAL FOREIGN COMMON STOCKS (5.4%)....  $ 1,407,585
                                                  -----------
          TOTAL COMMON STOCKS (97.1%)...........  $25,554,088
                                                  -----------

                                                    MARKET
 SHARES                  WARRANTS                    VALUE
-------------------------------------------------------------
   2,592   Expedia Inc. WT09 Warrant............  $    75,168
                                                  -----------
           TOTAL WARRANTS (0.3%)................  $    75,168
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (1.5%)
$385,000   US Bank 1.350% 07/01/02
            Repurchase price $385,026
            Collateralized by FHR
            Market Value: $392,715
            Face Value: $395,558
            Due: 10/15/31
            Interest: 3.04%.....................  $   385,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (1.5%)...  $   385,000
                                                  -----------
           TOTAL HOLDINGS (98.9%)
            (COST $27,971,469) (A)..............  $26,014,256
                                                  -----------
           LIABILITIES,
            NET OF CASH & RECEIVABLES (1.1%)....      294,847
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $26,309,103
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purpose by $1,650,690. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $27,971,469).............  $26,014,256
  Receivable for securities sold............      618,340
  Receivable for fund shares sold...........       48,457
  Dividends and accrued interest
    receivable..............................          270
  Other.....................................        1,095
                                              -----------
    Total assets............................   26,682,418
                                              -----------
Liabilities:
  Payable for securities purchased..........      345,878
  Payable for fund shares redeemed..........        2,911
  Payable for investment management services
    (note 3)................................       11,322
  Other accrued expenses....................       13,204
                                              -----------
    Total liabilities.......................      373,315
                                              -----------
Net assets..................................  $26,309,103
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,082,350
  Paid-in capital in excess of par value....   48,610,687
  Accumulated net realized loss on
    investments.............................  (22,260,673)
  Net unrealized depreciation on
    investments.............................   (1,957,213)
  Net investment loss.......................     (166,048)
                                              -----------
Net assets..................................  $26,309,103
                                              ===========
Shares outstanding (note 4).................    2,082,350
Net asset value per share...................  $     12.63
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest..................................  $     17,080
  Dividends.................................           652
                                              ------------
    Total investment income.................        17,732
                                              ------------
Expenses:
  Management fees (note 6)..................       150,480
  Custodian fees............................         4,460
  Directors' fees...........................           618
  Professional fees.........................         4,291
  Accounting and transfer agent fees........        19,853
  Printing fees.............................         3,459
  Filing fees...............................           327
  Other.....................................           292
                                              ------------
    Total expenses..........................       183,780
                                              ------------
    Net investment loss.....................      (166,048)
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments..........    (2,496,255)
  Change in unrealized appreciation
    (depreciation)
    on investments..........................    (8,353,666)
                                              ------------
    Net loss on investments.................   (10,849,921)
                                              ------------
    Net decrease in net assets from
      operations............................  $(11,015,969)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $   (166,048)      $   (275,470)
  Realized loss on investments..............................      (2,496,255)       (17,060,870)
  Change in unrealized appreciation (depreciation) on
    investments.............................................      (8,353,666)        11,075,977
                                                                ------------       ------------
      Net decrease in assets from operations................     (11,015,969)        (6,260,363)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      37,100,836         60,718,991
  Paid for shares redeemed..................................     (37,346,601)       (56,341,369)
                                                                ------------       ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................        (245,765)         4,377,622
                                                                ------------       ------------
         Decrease in net assets.............................     (11,261,734)        (1,882,741)
Net Assets:
  Beginning of period.......................................      37,570,837         39,453,578
                                                                ------------       ------------
  End of period.............................................    $ 26,309,103       $ 37,570,837
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                      JUNE 30, 2002       -------------------------------      MAY 1, 1998 TO
                                                       (UNAUDITED)         2001        2000        1999      DECEMBER 31, 1998*
                                                     ----------------     -------     -------     -------    ------------------
Per share operating performance (For a share of
  capital stock outstanding throughout the period):
Net asset value, beginning of period...............      $ 17.69          $ 20.68     $ 28.01     $ 10.47          $10.00
Income (loss) from investment operations:
  Net investment loss..............................        (0.08)           (0.13)      (0.16)      (0.12)          (0.09)
  Net realized and unrealized gain (loss)
    on investments.................................        (4.98)           (2.86)      (7.15)      21.25            0.56
                                                         -------          -------     -------     -------          ------
    Total income (loss) from investment
      operations...................................        (5.06)           (2.99)      (7.31)      21.13            0.47
                                                         -------          -------     -------     -------          ------
  Less distributions:
    Dividends from net investment income...........         0.00             0.00       (0.02)      (3.59)           0.00
                                                         -------          -------     -------     -------          ------
Net asset value, end of period.....................      $ 12.63          $ 17.69     $ 20.68     $ 28.01          $10.47
                                                         =======          =======     =======     =======          ======
Total return.......................................       (28.61)%(b)      (14.46)%    (26.01)%    202.38%           4.62%(b)
Ratios and supplemental data:
Net assets at end of period (millions).............      $  26.3          $  37.6     $  39.5     $  20.3          $  2.3
Ratios to average net assets:
  Expenses.........................................         1.09%(a)         1.06%       1.03%       1.09%           1.96%(a,c)
  Net investment loss..............................        (0.99)%(a)       (0.76)%     (0.60)%     (0.61)%         (1.47)%(a,c)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets..........         1.09%(a)         1.06%       1.03%       1.09%           2.72%(a,c)
Portfolio turnover rate............................           83%             142%        152%        185%            121%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Capital Growth portfolio.

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURNS:

One-Year                                   -42.53%
Since inception (5/1/00)                   -45.14%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified fund. The Portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the Portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the Portfolio, either up or down.

 COMMENTS

For the six-month period ending June 30, 2002, the Nasdaq-100 Portfolio returned (33.67)% versus (24.98)% for the Nasdaq-100 Index. The correlation to the Index for the quarter was 99.85%. One of the reasons for the high correlation was that over 10% of the Portfolio was invested in Nasdaq-100 shares. Nasdaq-100 shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq-100 Index. The Portfolio also owned shares in each of the 100 stocks in the Index. The top five stock holdings are Microsoft, Intel, Cisco, Dell, and Oracle. These top five positions account for roughly 30% of the Portfolio and are market-weighted relative to the Nasdaq-100 Index.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                NASDAQ-100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)           NASDAQ-100 INDEX
                                                            ----------------------------------           ----------------
5/1/00                                                                     10000                               10000
6/00                                                                        9852                                9828
12/00                                                                     6089.5                                6116
6/01                                                                      4732.8                              4781.5
12/01                                                                     4100.5                              4114.5
6/02                                                                      2719.9                              3086.7

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Microsoft Corp.                        13.0
 2.  Intel Corp.                             5.5
 3.  Nasdaq-100 Shares                       4.9
 4.  Cisco Systems Inc.                      4.6
 5.  Qualcom Inc.                            3.2
 6.  Dell Computer Corp.                     3.2
 7.  Oracle Systems                          2.8
 8.  Amgen                                   2.6
 9.  Concord EFS Inc.                        2.2
10.  Maxim Integrated Products               2.2

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                     % of Net Assets
 1.  Computer Software                     19.4
 2.  Electronics/Semiconductors            17.4
 3.  Drugs/Biotechnology                   11.3
 4.  Internet Related                       7.6
 5.  Computer & Related                     6.3

---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          ADVERTISING (0.3%)
  1,050   *TMP Worldwide Inc. ..................  $   22,575
                                                  ----------
          APPLICATION SOFTWARE (3.6%)
  2,030   Adobe Systems Inc. ...................      57,855
  3,150   *BEA Systems Inc. ....................      29,956
  1,950   *Citrix Systems Inc. .................      11,778
  1,950   *Compuware Corp. .....................      11,836
    750   *Mercury Interactive Corp. ...........      17,220
  3,725   *PeopleSoft Inc. .....................      55,428
  4,650   *Siebel Systems Inc. .................      66,123
                                                  ----------
                                                     250,196
                                                  ----------
          AUTOMOTIVE & RELATED (0.7%)
  1,125   Paccar Inc. ..........................      49,939
                                                  ----------
          BROADCASTING & CABLE TV (3.7%)
    625   *Adelphia Business Solutions..........           6
  2,600   *Charter Communications...............      10,608
  3,905   *Comcast Corp. CL A...................      93,095
  2,185   *EchoStar Communications CL A.........      40,553
  1,750   *PanAmSat Corp. ......................      39,550
  3,050   *USA Interactive......................      71,522
                                                  ----------
                                                     255,334
                                                  ----------
          BUSINESS SERVICES (5.9%)
  1,800   Cintas Corp. .........................      88,974
  4,900   *Concord EFS Inc. ....................     147,686
  2,037   *Fiserv Inc. .........................      74,778
  3,095   Paychex Inc. .........................      96,843
                                                  ----------
                                                     408,281
                                                  ----------
          COMPUTER & RELATED (6.3%)
  4,260   *Apple Computer Inc. .................      75,487
  1,975   *Brocade Communications System........      34,523
  8,250   *Dell Computer Corp. .................     215,655
  2,985   *Network Appliance Inc. ..............      37,133
  1,800   *Rational Software Corp. .............      14,778
 12,195   *Sun Microsystems Inc. ...............      61,097
                                                  ----------
                                                     438,673
                                                  ----------
          COMPUTER SOFTWARE (19.4%)
  1,175   *Electronic Arts Inc. ................      77,609
  2,275   *Intuit Inc. .........................     113,113
 16,050   *Microsoft Corp. .....................     877,935
  2,010   *Oracle Systems.......................     189,495
    500   *Synopsys Inc. .......................      27,405
  3,495   *Veritas Software Corp. ..............      69,166
                                                  ----------
                                                   1,354,723
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          DRUGS/BIOTECHNOLOGY (11.3%)
    748   *Abgenix Inc. ........................  $    7,330
  4,155   *Amgen Inc. ..........................     174,011
    600   *Andrx Group..........................      16,182
  1,575   *Biogen Inc. .........................      65,252
    400   *Cephalon Inc. .......................      18,080
  2,325   *Chiron Corp. ........................      82,189
  2,250   *Genzyme Corp. .......................      43,290
  1,600   *Gilead Sciences Inc. ................      52,608
  1,090   *Human Genome Sciences Inc. ..........      14,606
    500   *ICOS Corporation.....................       8,480
  1,400   *IDEC Pharmaceuticals Corp. ..........      49,630
    600   *Imclone Systems......................       5,217
  6,425   *Immunex Corp. .......................     143,535
    400   *Invitrogen Corp. ....................      12,804
  1,995   *Medimmune Inc. ......................      52,668
  2,090   *Millennium Pharmaceuticals Inc. .....      25,394
    700   *Protein Design Labs, Inc. ...........       7,602
    700   *Sepracor Inc. .......................       6,685
                                                  ----------
                                                     785,563
                                                  ----------
          ELECTRONICS/SEMICONDUCTORS (17.4%)
  4,700   *Altera Corp. ........................      63,920
  7,350   *Applied Materials Inc. ..............     139,797
  3,005   *Applied Micro Circuits Corp. ........      14,214
  3,050   *Atmel Corp. .........................      19,093
  1,450   *Broadcom Corp. CL A..................      25,433
  2,435   *Conexant Systems Inc. ...............       3,945
 20,235   Intel Corp. ..........................     369,694
    900   *Integrated Device Tech...............      16,326
  1,950   *KLA-Tencor Corp. ....................      85,781
  3,940   *Maxim Integrated Products Inc. ......     151,020
  1,500   *Microchip Technology Inc. ...........      41,145
    855   Molex Inc. ...........................      28,668
  1,400   *Nvidia...............................      24,052
  1,300   *Novellus Systems Inc. ...............      44,200
  1,555   *PMC-Sierra Inc. .....................      14,415
    820   *Qlogic Corp. ........................      31,242
  1,620   *RF Micro Devices Inc. ...............      12,344
  4,820   *Sanmina Corp. .......................      30,414
    855   *Skyworks Solutions Inc. .............       4,744
  1,760   *Vitesse Semiconductor Corp. .........       5,474
  3,855   *Xilinx Inc. .........................      86,468
                                                  ----------
                                                   1,212,389
                                                  ----------
          EDUCATION (0.9%)
  1,500   *Apollo Group Inc. ...................      59,130
                                                  ----------
          FORESTRY & PAPER (0.4%)
  2,050   *Smurfit-Stone Container Corp. .......      31,611
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          INTERNET & RELATED (7.6%)
 22,550   *Cisco Systems Inc. ..................  $  314,573
  1,810   *EBay Inc. ...........................     111,532
  3,940   *I2 Technologies Inc. ................       5,831
  1,850   *Juniper Networks Inc. ...............      10,453
  1,905   *Verisign Inc. .......................      13,697
  1,200   *Symantec Corp. ......................      39,420
  2,330   *Yahoo! Inc. .........................      34,391
                                                  ----------
                                                     529,897
                                                  ----------
          MEDICAL & RELATED (1.8%)
  3,125   *Biomet Inc. .........................      84,750
  1,100   *Cytyc Corporation....................       8,382
    600   *Express Scripts Inc. ................      30,066
                                                  ----------
                                                     123,198
                                                  ----------
          MEDIA & PUBLISHING (0.3%)
  3,775   *Gemstar-TV Guide Intl. Inc. .........      20,347
                                                  ----------
          RESTAURANTS (1.6%)
  4,600   *Starbucks Corp. .....................     114,310
                                                  ----------
          RETAIL (5.2%)
  2,150   *Amazon.com Inc. .....................      34,937
  3,400   *Bed Bath & Beyond Inc. ..............     128,316
    800   *CDW Computer Centers.................      37,448
  2,010   *Costco Wholesale Corp. ..............      77,626
    900   *Dollar Tree Stores Inc. .............      35,469
  2,675   *Staples Inc. ........................      52,698
                                                  ----------
                                                     366,494
                                                  ----------
          TELECOMMUNICATIONS & RELATED (6.6%)
  8,450   *ADC Telecommunications Inc. .........      19,351
  3,315   *Ciena Corp. .........................      13,890
  1,705   *Comverse Technology Inc. ............      15,788
 11,985   *JDS Uniphase Corp. ..................      32,000
  3,630   Linear Technology Corp. ..............     114,091
  8,430   *Nextel Communications Inc. CL A......      27,060
  7,960   *Qualcomm Inc. .......................     218,820
  2,025   *Tellabs Inc. ........................      12,555
  9,180   *Worldcom Inc.- World Com Group.......       7,619
                                                  ----------
                                                     461,174
                                                  ----------
          TOTAL U.S. COMMON STOCKS (93.0%)......  $6,483,834
                                                  ----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
          ISRAEL (0.4%)
          COMPUTER & RELATED (0.4%)
  2,070   *Check Point Software Technologies,
           Ltd. ................................  $   28,069
                                                  ----------
          SINGAPORE (0.5%)
          ELECTRONICS/SEMICONDUCTORS (0.5%)
  4,600   *Flextronics Intl. Ltd. ..............      32,798
                                                  ----------
          SWEDEN (0.2%)
          TELECOMMUNICATIONS & RELATED (0.2%)
  8,750   *Ericsson (LM) ADR....................      12,600
                                                  ----------
          TOTAL FOREIGN COMMON STOCKS (1.1%)....  $   73,467
                                                  ----------
          TOTAL COMMON STOCKS (94.1%)...........  $6,557,301
                                                  ----------

                                                    MARKET
SHARES            UNIT INVESTMENT TRUST             VALUE
------------------------------------------------------------
 12,815   *Nasdaq-100 Shares....................  $  334,087
                                                  ----------
          TOTAL UNIT INVESTMENT TRUST (4.7%)....  $  334,087
                                                  ----------
          TOTAL HOLDINGS (98.8%)
           (COST $14,547,075) (a)...............  $6,891,388
                                                  ----------
          CASH & RECEIVABLE,
           NET OF LIABILITIES (1.2%)............      80,588
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $6,971,976
                                                  ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,177,952. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $14,547,075).............  $ 6,891,388
  Receivable for fund shares sold...........      194,131
  Dividends and accrued interest
    receivable..............................           47
  Other.....................................          595
                                              -----------
    Total assets............................    7,086,161
                                              -----------
Liabilities:
  Cash overdraft............................      103,006
  Payable for investment management services
    (note 3)................................        2,143
  Other accrued expenses....................        9,036
                                              -----------
    Total liabilities.......................      114,185
                                              -----------
Net assets..................................  $ 6,971,976
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,558,654
  Paid-in capital in excess of par value....   14,163,899
  Accumulated net realized loss on
    investments.............................   (2,070,812)
  Net unrealized depreciation on
    investments.............................   (7,655,687)
  Net investment loss.......................      (24,078)
                                              -----------
Net assets..................................  $ 6,971,976
                                              ===========
Shares outstanding (note 4).................    2,558,654
Net asset value per share...................  $      2.72
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest...................................  $     2,058
  Dividends..................................        2,811
                                               -----------
    Total investment income..................        4,869
                                               -----------
Expenses:
  Management fees (note 6)...................       33,887
  Custodian fees.............................        2,429
  Directors' fees............................          170
  Professional fees..........................        4,057
  Accounting and transfer agent fees.........        5,389
  Printing fees..............................          921
  Filing fees................................           86
  Other......................................           81
                                               -----------
    Total expenses...........................       47,020
                                               -----------
    Less fees waived (note 6)................      (18,073)
                                               -----------
    Net expenses.............................       28,947
                                               -----------
    Net investment loss......................      (24,078)
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments...........     (133,168)
  Change in unrealized appreciation
    (depreciation)
    on investments...........................   (3,401,133)
                                               -----------
    Net loss on investments..................   (3,534,301)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(3,558,379)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002       DECEMBER 31,
                                                                (UNAUDITED)            2001
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $   (24,078)       $   (47,801)
  Realized loss on investments and forward currency
    transactions............................................       (133,168)        (1,842,160)
  Change in unrealized depreciation on investments..........     (3,401,133)        (1,082,448)
                                                                -----------        -----------
      Net decrease in assets from operations................     (3,558,379)        (2,972,409)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      7,653,972         10,598,041
  Paid for shares redeemed..................................     (7,012,863)        (4,305,507)
                                                                -----------        -----------
    Increase in net assets derived from capital share
     transactions...........................................        641,109          6,292,534
                                                                -----------        -----------
         Increase (decrease) in net assets..................     (2,917,270)         3,320,125
Net Assets:
  Beginning of period.......................................      9,889,246          6,569,121
                                                                -----------        -----------
  End of period.............................................    $ 6,971,976        $ 9,889,246
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2002          YEAR ENDED           MAY 1, 2000 TO
                                                                (UNAUDITED)        DECEMBER 31, 2001     DECEMBER 31, 2000*
                                                              ----------------     -----------------     ------------------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the period):
Net asset value, beginning of period........................      $  4.10               $  6.09               $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................        (0.01)                (0.02)                (0.05)
  Net realized and unrealized loss on investments...........        (1.37)                (1.97)                (3.86)
                                                                  -------               -------               -------
    Total loss from investment operations...................        (1.38)                (1.99)                (3.91)
                                                                  -------               -------               -------
Net asset value, end of period..............................         2.72               $  4.10               $  6.09
                                                                  =======               =======               =======
Total return................................................       (33.67)%(b)           (32.68)%              (39.10)%(b)
Ratios and supplemental data:
Net assets at end of period (millions)......................      $   6.9               $   9.9               $   6.6
Ratios to average net assets:
  Expenses..................................................         0.64%(a)              0.74%                 1.12%(a)
  Net investment loss.......................................        (0.53)%(a)            (0.60)%               (0.86)%(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         1.03%(a)              1.05%                 1.12%(a)
Portfolio turnover rate.....................................           56%                   58%                   36%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 OBJECTIVE

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of capitalization.

 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:

Since inception (5/1/02)                   -10.49%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Bristol Portfolio returned (10.49)% versus (13.15)% for the S&P 500 Index.

We lost ground to our benchmark during the quarter, underperforming the S&P 500 by about 400 basis points. Investors are clearly not focusing on valuation (an important part of our process), but rather are influenced by headlines, lawsuits, SEC investigations and television talk shows. We have witnessed near cataclysmic multiple contractions in many of our stocks where there have been minor or no earnings cuts. For a variety of reasons, the market has decided to punish immediately and harshly, stocks with any whiff of some problem, be it manufacturing, FDA, legal, etc.

More generally, our performance this year can be traced to several factors. First, we've had some bad luck. We typically get one stock that blows up on us each quarter, but this year we've had seven or eight. In the beginning of the year (after a strong advance in 4Q01) we were concerned about valuations across many sectors, and thought several healthcare stocks were trading at attractive levels. One by one, stock-specific problems arose--which we could not anticipate--and Bristol Myers, Schering-Plough, and Ivax took turns hurting our performance. At the same time, we believed Consumer Staples stocks were very unattractive on valuation, and not owning those stocks (Coke, Gillette, Philip Morris, etc.) also hurt our relative performance. The only stock we held in this group was Procter and Gamble, and frankly we've been trimming that back based on valuation. We also found value in some areas of technology, but we misjudged the enormous rotation out of technology (and healthcare) into consumer product companies. In fact, for the year to date through June, the Tech sector (where we were slightly overweighted versus the Index) has declined 32% (worst sector) and Healthcare (overweighted) has fallen 18%, as contrasted with the Consumer Staples sector, which is up 3%.

Second, we underestimated the ripple effects of the Enron fiasco. Tyco was one of the first to be attacked on accounting concerns, but there were many others, including IBM, Flextronics, Xcel, EDS, and El Paso. Studying the debt structure and creditworthiness of companies to anticipate a downgrade by Moodys or S&P has never been a component of our process, but we're starting to pay more attention to the credit side now. At the beginning of the year we were also nervous about our companies' exposure to asbestos suits. We avoided the autos and other basic manufacturing companies (except Lear) because all of them have exposure. After initial gyrations, the group has outperformed for the year. We did hold on to certain stocks which have exposure, specifically Viacom and Pfizer, believing their reserves and insurance more than adequately covered their assumed liabilities. Unfortunately, when dealing with the American jury system, one can never overestimate the cost of settling personal injury lawsuits.

Third, we have always looked for growth in our investment approach, and sustainable growth has not been easy to find this year, nor has growth been rewarded where we did find it. There have been few real positive estimate revisions the way we define them since the first quarter of 2000, which causes us for the time being to rely more heavily on the valuation side of our process. This stood us in good stead in 2000 and 2001 when we outperformed the benchmark, but has not been as successful in the current year.

Looking ahead we believe our Portfolio will do well if we get real economic recovery which we think is most likely. If we're in for a double dip, as some pundits predict, we may have to endure some more pain. Technology is slightly underweighted versus the Index due to recent sales of Texas Instruments, Qualcomm, and Intel. We do think stocks like Microsoft and Hewlett-Packard are valued too low, Motorola is taking market share from Nokia, and we can make positive cases for stocks like Cisco Systems, and EDS. We acknowledge that there will be periods, such as the one in which we are right now, when fundamental performance will not be rewarded by the market. We will hold to our discipline, however, as we firmly believe that identifying stocks with attractive valuations and better than expected fundamentals is the appropriate way to produce superior long-term returns.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                     BRISTOL PORTFOLIO                    S&P 500 INDEX
                                                                     -----------------                    -------------
5/1/02                                                                     10000                              10000
6/02                                                                        8951                               8685

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Microsoft Corp.                        4.2
 2.  General Electric                       4.1
 3.  Pfizer Inc.                            3.5
 4.  Wal-Mart Stores Inc.                   3.2
 5.  Citigroup Inc.                         3.0
 6.  Cisco Systems Inc.                     2.9
 7.  Abbott Labs                            2.8
 8.  JP Morgan Chase & Company              2.7
 9.  Target Corp.                           2.4
10.  Baxter International Inc.              2.3

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Drugs/Biotechnology                    13.7
 2.  Banking                                12.1
 3.  Computer & Related                     11.2
 4.  Retail                                  9.5
 5.  Oil, Energy & Natural Gas               7.7

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          AEROSPACE (3.2%)
    700   Honeywell-International Inc. .........  $   24,661
    500   Northrop Grumman Corp. ...............      62,500
                                                  ----------
                                                      87,161
                                                  ----------
          AUTOMOTIVE & RELATED (1.5%)
    900   *Lear Corp. ..........................      41,625
                                                  ----------
          BANKING (12.1%)
    900   Bank of America Corp. ................      63,324
  2,100   Citigroup Inc. .......................      81,375
  1,700   Fleet Boston Financial Corp. .........      54,995
  2,200   JP Morgan Chase & Co. ................      74,624
  1,800   MBNA Corp. ...........................      59,526
                                                  ----------
                                                     333,844
                                                  ----------
          CHEMICALS (2.3%)
  1,100   *Praxair Inc. ........................      62,667
                                                  ----------
          COMPUTER & RELATED (11.2%)
  5,700   *Cisco Systems Inc. ..................      79,515
  1,500   Electronic Data Systems Corp. ........      55,725
  3,900   Hewlett-Packard Co. ..................      59,592
  2,100   *Microsoft Corp. .....................     114,870
                                                  ----------
                                                     309,702
                                                  ----------
          CONSUMER PRODUCTS (2.3%)
    200   *Coach Inc. ..........................      10,980
    600   Procter & Gamble......................      53,580
                                                  ----------
                                                      64,560
                                                  ----------
          DRUGS/BIOTECHNOLOGY (13.7%)
  2,000   Abbott Labs...........................      75,300
  1,300   *Amgen................................      54,444
    900   Lilly Eli & Co. ......................      50,760
  2,700   Pfizer Inc. ..........................      94,500
  1,500   Pharmacia Corp. ......................      56,175
  1,900   Schering Plough Corp. ................      46,740
                                                  ----------
                                                     377,919
                                                  ----------
          ELECTRICAL EQUIPMENT (4.1%)
  3,900   General Electric......................     113,295
                                                  ----------
          ELECTRONICS/SEMICONDUCTORS (2.9%)
  1,100   *International Rectifier Corp. .......      32,065
  2,100   Texas Instruments.....................      49,770
                                                  ----------
                                                      81,835
                                                  ----------
          FINANCIAL SERVICES (2.6%)
  1,200   American Express Co. .................      43,584
    900   Mellon Financial Corp. ...............      28,287
                                                  ----------
                                                      71,871
                                                  ----------
          INDUSTRIAL SERVICES (2.9%)
  2,200   Pall Corp. ...........................      45,650
    300   *SPX Corp. ...........................      35,250
                                                  ----------
                                                      80,900
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          MACHINERY (3.5%)
    900   Black & Decker........................  $   43,380
  1,100   Caterpillar Inc. .....................      53,845
                                                  ----------
                                                      97,225
                                                  ----------
          MEDIA & PUBLISHING (1.9%)
  1,200   *Viacom Inc. - CL B...................      53,244
                                                  ----------
          MEDICAL & RELATED (4.0%)
  1,400   Baxter International Inc. ............      62,230
  1,600   *Guidant Corp. .......................      48,368
                                                  ----------
                                                     110,598
                                                  ----------
          METALS & MINING (1.7%)
  1,400   Alcoa Inc. ...........................      46,410
                                                  ----------
          OIL, ENERGY & NATURAL GAS (7.7%)
  1,600   *B J Services.........................      54,208
  2,200   Conoco Inc. ..........................      61,160
  1,400   *Noble Corp. .........................      54,040
  1,000   *Weatherford International Ltd. ......      43,200
                                                  ----------
                                                     212,608
                                                  ----------
          RESTAURANTS (1.5%)
  1,300   *Brinker International................      41,275
                                                  ----------
          RETAIL (9.5%)
  2,000   *Abercrombie & Fitch..................      48,240
  1,500   *Federated Department Stores..........      59,550
  1,700   Target Corp. .........................      64,770
  1,600   Wal-Mart Stores Inc. .................      88,016
                                                  ----------
                                                     260,576
                                                  ----------
          TELECOMMUNICATIONS & RELATED (1.2%)
  2,200   Motorola Inc. ........................      31,724
                                                  ----------
          UTILITIES (1.9%)
  2,500   El Paso Corp. ........................      51,525
                                                  ----------
          TOTAL U.S. COMMON STOCKS (91.7%)......  $2,530,564
                                                  ----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
          BERMUDA (2.0%)
          ELECTRONICS/SEMICONDUCTORS (2.0%)
  4,000   Tyco International Ltd. ..............  $   54,040
                                                  ----------
          NETHERLANDS (2.1%)
          ELECTRONICS/SEMICONDUCTORS (2.1%)
  2,100   Koninklijke Philips Electronics.......      57,960
                                                  ----------
          TOTAL FOREIGN COMMON STOCKS (4.1%)....  $  112,000
                                                  ----------
          TOTAL COMMON STOCKS (95.8%)...........  $2,642,564
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

 FACE                                               MARKET
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (3.5%)
$96,000   US Bank 1.350% 07/01/02
           Repurchase price $96,007
           Collateralized by FHR
           Market Value: $97,924
           Face Value: $98,633
           Due: 10/15/31
           Interest: 3.04%......................  $   96,000
                                                  ----------
          TOTAL REPURCHASE AGREEMENTS (3.5%)....  $   96,000
                                                  ----------
          TOTAL HOLDINGS (99.3%)
           (COST $3,043,791) (a)................  $2,738,564
                                                  ----------
          CASH & RECEIVABLES,
           NET OF LIABILITIES (0.7%)............      20,813
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $2,759,377
                                                  ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $3,043,791)...............  $2,738,564
  Cash.......................................          97
  Receivable for securities sold.............      23,695
  Receivable for fund shares sold............      22,972
  Dividends and accrued interest
    receivable...............................       2,499
                                               ----------
    Total assets.............................   2,787,827
                                               ----------
Liabilities:
  Payable for securities purchased...........      21,237
  Payable for investment management services
    (note 3).................................       1,411
  Other accrued expenses.....................       5,802
                                               ----------
    Total liabilities........................      28,450
                                               ----------
Net assets...................................  $2,759,377
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  308,185
  Paid-in capital in excess of par value.....   2,769,519
  Accumulated net realized loss on
    investments..............................     (10,357)
  Net unrealized depreciation on
    investments..............................    (305,227)
  Net investment loss........................      (2,743)
                                               ----------
Net assets...................................  $2,759,377
                                               ==========
Shares outstanding (note 4)..................     308,185
Net asset value per share....................  $     8.95
                                               ==========

 STATEMENT OF OPERATIONS

                                        May 1, 2002 to June 30, 2002 (Unaudited)

Investment income:
  Interest....................................  $     683
  Dividends...................................      5,412
                                                ---------
    Total investment income...................      6,095
                                                ---------
Expenses:
  Management fees (note 6)....................      3,928
  Custodian fees..............................        946
  Directors' fees.............................         58
  Professional fees...........................      2,003
  Accounting and transfer agent fees..........      2,742
  Printing fees...............................        299
  Filing fees.................................         89
  Other.......................................         64
                                                ---------
    Total expenses............................     10,129
                                                ---------
      Less fees waived (note 6)...............     (1,291)
                                                ---------
    Net expenses..............................      8,838
                                                ---------
    Net investment loss.......................     (2,743)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments............    (10,357)
  Change in unrealized appreciation
    (depreciation) on investments.............   (305,227)
                                                ---------
      Net loss on investments.................   (315,584)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(318,327)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 2002
                                                                 TO JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                 ----------------
From operations:
  Net investment loss.......................................        $   (2,743)
  Realized loss on investments..............................           (10,357)
  Change in unrealized depreciation on investments..........          (305,227)
                                                                    ----------
      Net decrease in assets from operations................          (318,327)
                                                                    ----------
From capital share transactions (note 4):
  Received from shares sold.................................         3,077,830
  Paid for shares redeemed..................................              (126)
                                                                    ----------
    Increase in net assets derived from capital share
     transactions...........................................         3,077,704
                                                                    ----------
         Increase in net assets.............................         2,759,377
Net Assets:
  Beginning of period.......................................                 0
                                                                    ----------
  End of period.............................................        $2,759,377
                                                                    ==========

 FINANCIAL HIGHLIGHTS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 2002
                                                                 TO JUNE 30, 2002*
                                                                    (UNAUDITED)
                                                                 -----------------
Per share operating performance (For a share of
  capital stock outstanding throughout the period):
Net asset value, beginning of period........................          $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................            (0.01)
  Net realized and unrealized loss on investments...........            (1.04)
                                                                      -------
    Total loss from investment operations...................            (1.05)
                                                                      -------
Net asset value, end of period..............................          $  8.95
                                                                      =======
Total return................................................           (10.50)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................          $   2.8
  Ratios to average net assets:
  Expenses..................................................             5.37%(a)
  Net investment loss.......................................            (1.67)%(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................             6.15%(a)
Portfolio turnover rate.....................................               77%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 OBJECTIVE

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of capitalization.
 PERFORMANCE AS OF JUNE 30, 2002

TOTAL RETURN:

Since inception (5/1/02)                    -18.29%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2002, the Bryton Growth Portfolio returned (18.29)% versus (17.35)% for the Russell 2000 Growth Index.

We lost approximately 500bp relative to our benchmark between May 1st and the quarter's end. The combination of an economically sensitive portfolio with an overweighting in technology and no defensive names negatively impacted our relative performance. Also hurting performance was an unusual (for us) number of negative earnings surprises, most of which could not have been foreseen given our method of predicting surprise. For example, specialty pharmaceutical company Cytyc fell over 50% in one day as a result of an extraordinary inventory destocking by nervous distributors. Pharmaceutical Product Development likewise fell over 50% as backlog shrunk amid a pullback in spending by big drug and biotech companies. Credit card issuer Metris fell 60% as it missed growth targets due to SEC mandated reserve requirements. Technology names also took a drubbing as business, it appears, fell off a cliff after a strong rebound in the first quarter. After reporting a better than expected quarter, guiding estimates higher and recalling furloughed workers, software maker Manugistics had to reverse course and preannounce weak second quarter earnings, laying off the same recalled workers. Chipmaker RF Microdevices similarly pre-announced an earnings miss just two weeks after guiding Wall Street analysts' estimates higher for the quarter. In retrospect it appears that corporate purchasing managers, like many market participants, became pessimistic on the economy during the second quarter and heavily reigned in investment. With a portfolio full of stocks leveraged to corporate spending, we were badly hurt.

Several sectors/industry groups performed well amid the sell-off. The best performing industry was the retailers with Williams-Sonoma and Stage Stores climbing 33% and 31% respectively. Transports also performed well with Yellow Corp. gaining 23% for the period.

Our outlook for the next quarter is one of continued market weakness amid continuing signals of an improving economy. Until the market regains confidence in corporate leadership and the government's ability to protect us from further terrorist attacks, we will continue to experience volatility on the downside. We have made few changes to the Portfolio amid the downturn. By our analysis, our companies continue to exceed earnings estimates and most are now trading well below what we would consider to be "trough" valuations. If the economy continues its improvement, then our companies will show earnings that outperform the market, as they have done all year. We acknowledge that there will be periods, such as the one in which we are right now, when fundamental performance will not be rewarded by the market. We will hold to our discipline, however, as we firmly believe that identifying stocks with attractive valuations and better than expected fundamentals is the appropriate way to produce superior long-term returns.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                  BRYTON GROWTH PORTFOLIO               RUSSELL 2000 INDEX
                                                                  -----------------------               ------------------
5/1/02                                                                     10000                              10000
6/02                                                                        8171                               8265

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Yellow Corporation                     1.9
 2.  Coach Inc.                             1.8
 3.  Overture Services                      1.8
 4.  Tower Automotive                       1.8
 5.  Roadway Express Inc.                   1.6
 6.  Integrated Circuit Systems             1.6
 7.  Openwave Systems Inc.                  1.6
 8.  Dollar Tree Stores Inc.                1.6
 9.  Stage Stores Inc.                      1.6
10.  Williams-Sonoma Inc.                   1.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002*

                                      % of Net Assets
 1.  Electronics/Semiconductors             18.8
 2.  Retail                                 12.8
 3.  Consumer Products                       7.3
 4.  Computer Services                       6.5
 5.  Oil, Energy & Natural Gas               5.5

---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         ADVERTISING (2.8%)
 1,400   *Catalina Marketing Corp. .............  $   39,508
 1,000   *Lamar Advertising Co. ................      37,210
                                                  ----------
                                                      76,718
                                                  ----------
         AUTOMOTIVE & RELATED (3.2%)
   700   Borg Warner Inc. ......................      40,432
 3,500   *Tower Automotive......................      48,825
                                                  ----------
                                                      89,257
                                                  ----------
         BANKING (1.4%)
 1,700   *Indymac Bancorp Inc. .................      38,556
                                                  ----------
         BROADCAST RADIO & TV (2.5%)
 1,500   *Cox Radio Inc. .......................      36,150
 1,500   *Emmis Communications CL A.............      31,785
                                                  ----------
                                                      67,935
                                                  ----------
         BUILDING & CONSTRUCTION (2.8%)
 2,400   *Maverick Tube Corp. ..................      36,000
 1,800   *Terex Corp. ..........................      40,482
                                                  ----------
                                                      76,482
                                                  ----------
         BUSINESS SERVICES (0.9%)
 1,200   *Getty Images Inc. ....................      26,124
                                                  ----------
         COMPUTER SERVICES (6.5%)
 5,400   *eUniverse Inc. .......................      33,210
 2,500   *Freemarkets Inc. .....................      35,325
 2,400   *Interactive Data Corp. ...............      34,944
 2,000   *Overture Services Inc. ...............      49,960
 9,000   *Priceline.Com Inc. ...................      25,110
                                                  ----------
                                                     178,549
                                                  ----------
         COMPUTER SOFTWARE (4.8%)
 8,000   *Acclaim Entertainment Inc. ...........      28,240
 2,800   *Manugistics Group Inc. ...............      17,108
 7,600   *Openwave Systems Inc. ................      42,636
 2,300   *Roxio Inc. ...........................      16,560
 3,500   *Secure Computing Corp. ...............      26,425
                                                  ----------
                                                     130,969
                                                  ----------
         CONSUMER PRODUCTS (7.3%)
   800   Alberto-Culver Co. CL B................      38,240
   900   *Coach Inc. ...........................      49,410
 1,000   Ethan Allen Interiors..................      34,850
 1,800   *Quicksilver Inc. .....................      44,640
 2,400   *Salton Inc. ..........................      34,440
                                                  ----------
                                                     201,580
                                                  ----------
         DRUGS/BIOTECHNOLOGY (3.0%)
 1,000   Cambrex Corp. .........................      40,100
 2,217   *Sicor Inc. ...........................      41,103
                                                  ----------
                                                      81,203
                                                  ----------

                                                    MARKET
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         *ELECTRONICS/SEMICONDUCTORS (18.8%)
 1,300   *Advanced Energy Inds. Inc. ...........  $   28,834
 3,200   *Aeroflex Inc. ........................      22,240
 1,300   *Brooks-PRI Automation Inc. ...........      33,228
 1,400   *Coherent Inc. ........................      41,355
   900   *Cymer Inc. ...........................      31,536
 1,500   *Electro Scientific Inds. Inc. ........      36,450
 2,200   *Integrated Circuit Systems............      44,418
 1,300   *MKS Instruments Inc. .................      26,091
 1,500   *Microchip Technology Inc. ............      41,145
   900   *Photon Dynamics Inc. .................      27,000
 1,900   *Power Integrations Inc. ..............      34,008
 1,400   *Rudolph Technologies Inc. ............      34,902
 1,400   *Semtech Corp. ........................      37,380
 1,500   *Veeco Instruments Inc. ...............      34,665
 1,800   *Zoran Corp. ..........................      41,238
                                                  ----------
                                                     514,490
                                                  ----------
         ENTERTAINMENT & LEISURE (1.3%)
 1,800   Royal Caribbean Cruises Ltd. ..........      35,100
                                                  ----------
         FINANCIAL SERVICES (3.8%)
 1,000   *Americredit Corp. ....................      28,050
 1,000   Edwards AG.............................      38,870
 1,300   Raymond James Financial Corp. .........      37,011
                                                  ----------
                                                     103,931
                                                  ----------
         HOTELS, LODGING & CASINOS (1.5%)
 2,000   *Choice Hotels Intl. Inc. .............      40,020
                                                  ----------
         MEDICAL & RELATED (1.1%)
 2,200   *Endocare Inc. ........................      29,062
                                                  ----------
         OIL, ENERGY & NATURAL GAS (5.5%)
 2,700   Grant Prideco Inc. ....................      36,720
 3,600   *Key Energy Group Inc. ................      37,800
 1,400   *Patterson-UTI Energy Inc. ............      39,522
 3,200   *Vintage Petroleum Inc. ...............      38,080
                                                  ----------
                                                     152,122
                                                  ----------
         RETAIL (12.8%)
 1,400   *Abercrombie & Fitch...................      33,768
 1,100   *Dollar Tree Stores Inc. ..............      43,351
   800   Group 1 Automotive Inc. ...............      30,520
 2,300   *Pep Boys -Manny, Mo, Jack.............      38,755
 1,800   Pier 1 Imports.........................      37,800
 1,300   *Stage Stores Inc. ....................      45,162
 2,200   *Valuevision International Inc. .......      39,930
 1,400   *Williams-Sonoma Inc. .................      42,924
 1,100   *Zale Corp. ...........................      39,875
                                                  ----------
                                                     352,085
                                                  ----------
         TELECOMMUNICATIONS & RELATED (3.4%)
 1,200   *Itron Inc. ...........................      31,476
 2,100   *Polycom Inc. .........................      25,179
 1,800   *Utstarcom Inc. .......................      36,306
                                                  ----------
                                                      92,961
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                    MARKET
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         TRANSPORTATION (3.7%)
 1,400   Roadway Express Inc. ..................  $   50,302
 1,600   *Yellow Corp. .........................      51,840
                                                  ----------
                                                     102,142
                                                  ----------
         TOTAL U.S. COMMON STOCKS (87.1%).......  $2,389,286
                                                  ----------

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
         NETHERLANDS (1.1%)
         ELECTRONICS/SEMICONDUCTORS (1.1%)
 1,800   ASM International......................  $   31,068
                                                  ----------
         BAHAMAS (1.1%)
         ENTERTAINMENT & LEISURE (1.1%)
 2,100   Steiner Leisure Ltd. ..................      30,450
                                                  ----------
         TOTAL FOREIGN COMMON STOCKS (2.2%).....  $   61,518
                                                  ----------
         TOTAL COMMON STOCKS (89.3%)............  $2,450,804
                                                  ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (10.9%)
$298,000   US Bank 1.350% 07/01/02
            Repurchase price $298,020
            Collateralized by FHR
            Market Value: $303,972
            Face Value: $306,172
            Due: 10/15/31
            Interest: 3.04%......................  $  298,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (10.9%)...  $  298,000
                                                   ----------
           TOTAL HOLDINGS (100.2%)
            (COST $3,216,147) (a)................  $2,748,804
                                                   ----------
           LIABILITIES,
            NET OF CASH & RECEIVABLES (-0.2%)....      (6,598)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $2,742,206
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2002 (Unaudited)

Assets:
  Investments in securities at fair value
    (note 1) (Cost $3,216,147)...............  $2,748,804
  Cash.......................................          38
  Dividends and accrued interest
    receivable...............................         439
                                               ----------
  Total assets...............................   2,749,281
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........           9
  Payable for investment management services
    (note 3).................................       1,267
  Other accrued expenses.....................       5,799
                                               ----------
    Total liabilities........................       7,075
                                               ----------
Net assets...................................  $2,742,206
                                               ==========
  Net assets consist of:
  Par value, $1 per share....................  $  335,461
  Paid-in capital in excess of par value.....   2,960,579
  Accumulated net realized loss on
    investments..............................     (79,440)
  Net unrealized depreciation on
    investments..............................    (467,343)
  Net investment loss........................      (7,051)
                                               ----------
Net assets...................................  $2,742,206
                                               ==========
Shares outstanding (note 4)..................     335,461
Net asset value per share....................  $     8.17
                                               ==========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:
  Interest....................................  $     681
  Dividends...................................        901
                                                ---------
    Total investment income...................      1,582
                                                ---------
Expenses:
  Management fees (note 6)....................      3,967
  Custodian fees..............................        946
  Directors' fees.............................         58
  Professional fees...........................      2,032
  Accounting and transfer agent fees..........      2,742
  Printing fees...............................        299
  Filing fees.................................         89
  Other.......................................         32
                                                ---------
    Total expenses............................     10,165
                                                ---------
      Less fees waived (note 6)...............     (1,532)
                                                ---------
    Net expenses..............................      8,633
                                                ---------
    Net investment loss.......................     (7,051)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments............    (79,440)
  Change in unrealized appreciation
    (depreciation) on investments.............   (467,343)
                                                ---------
      Net loss on investments.................   (546,783)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(553,834)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 2002
                                                                 TO JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                 ----------------
From operations:
  Net investment loss.......................................        $   (7,051)
  Realized loss on investments..............................           (79,440)
  Change in unrealized depreciation on investments..........          (467,343)
                                                                    ----------
      Net decrease in assets from operations................          (553,834)
                                                                    ----------
From capital share transactions (note 4):
  Received from shares sold.................................         3,296,090
  Paid for shares redeemed..................................               (50)
                                                                    ----------
    Increase in net assets derived from capital share
     transactions...........................................         3,296,040
                                                                    ----------
         Increase in net assets.............................         2,742,206
Net Assets:
  Beginning of period.......................................                 0
                                                                    ----------
  End of period.............................................        $2,742,206
                                                                    ==========

 FINANCIAL HIGHLIGHTS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 2002
                                                                 TO JUNE 30, 2002*
                                                                    (UNAUDITED)
                                                                 -----------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period........................          $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................            (0.02)
  Net realized and unrealized loss on investments...........            (1.81)
                                                                      -------
    Total loss from investment operations...................            (1.83)
                                                                      -------
Net asset value, end of period..............................          $  8.17
                                                                      =======
Total return................................................           (18.30)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................          $   2.7
Ratios to average net assets:
  Expenses..................................................             5.52%(a)
  Net investment loss.......................................            (4.51)%(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................             6.50%(a)
Portfolio turnover rate.....................................               28%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 20 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments and medium-term notes.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short-term.

   - Discovery Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- long-term capital growth by investing in equity securities with attractive growth opportunities.

   - Core Growth Portfolio -- long-term capital appreciation by investing in stocks of large, medium and small companies that have strong business momentum, earnings growth and long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds." The Portfolio's investments are generally rated BAA or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Nasdaq-100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified fund.

   The following portfolios commenced operations on May 1, 2002:

   - Bristol Portfolio -- long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of capitalization.

   - Bryton Growth Portfolio -- long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of capitalization.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies followed by the fund in preparation of its financial statements:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Provided that the Omni Portfolio maintains a dollar-weighted average maturity of 120 days or less and no such debt maturity greater than 1 year, the Omni Portfolio also values such securities at amortized cost. For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange (the "Exchange") is open for unrestricted trading.

   Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The difference between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

   DISTRIBUTION TO SHAREHOLDERS

   All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   FOREIGN CURRENCY

   All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation. Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, Growth & Income, International Small Company, Aggressive Growth, Blue Chip, and Capital Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The books and records of all the portfolios are maintained in U.S. dollars.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Blue Chip and Capital Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   FOREIGN CURRENCY CONTRACTS

   The Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   OPTION WRITING AND FINANCIAL FUTURES CONTRACTS

   Each portfolio, other than the Money Market Portfolio and S&P 500 Index Portfolio, may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, and each portfolio, other than the Money Market Portfolio, may (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   Each Portfolio, other than the Money Market Portfolio, may invest in financial futures contracts. Futures contracts are used for the purpose of hedging its existing portfolio securities, or securities that the portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   A risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. To limit the risk, a portfolio will invest only where there is an established secondary market.

   SECURITIES TRANSACTIONS AND RELATED INCOME

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Blue Chip, and Capital Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   REPURCHASE AGREEMENTS

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At June 30, 2002, certain portfolios invested in repurchase agreements in which the aggregate amounted to $23,499,000. These securities are collateralized by various FHR and US Treasury certificates with a market value of $23,973,902. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   4(2) PAPER AND 144A SECURITIES

   4(2) paper is issued pursuant to section 4(2) of the Securities Act of 1933, which exempts the issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets.

   144(A) Securities in which the Fund invests may include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the private resale of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by the Fund in Rule 144(A) securities could have the effect of increasing the illiquidity of the Fund during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Fund's advisor has determined that a liquid trading market exists for such securities using procedures approved by the Board of Directors. The Fund's advisor has determined, using Board approved procedures, these securities to be liquid, unless otherwise noted.

   FEDERAL INCOME TAXES

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   EXPENSE ALLOCATION

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

(2) FINANCIAL FUTURES CONTRACTS

   The S&P 500 Index Portfolio held investments in S&P 500 Index Futures Contracts as of June 30, 2002. These contracts are stock index futures contracts, which are developed by and traded on national commodity exchanges, whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   The contracts in the S&P 500 Index Portfolio are currently hedged with commercial paper and cash on deposit with broker. The futures contracts in the portfolio at June 30, 2002 are as follows:

                                                  EXPIRATION   UNDERLYING FACE   UNREALIZED   CASH DEPOSITED AS
   PORTFOLIO              PURCHASED                  DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENT
   ---------   --------------------------------   ----------   ---------------   ----------   ------------------
    S&P 500    133 Long S&P 500 Index Contracts   Sept 2002      $33,748,750     ($827,925)       $3,801,226

(3) CALL OPTIONS WRITTEN

   Transactions in options written during the six-month period ended June 30, 2002 for the Growth & Income Portfolio were as follows:

                                                                                 NUMBER
                                                                 AMOUNT OF    OF CONTRACTS
                                                                 PREMIUMS       OPTIONED
                                                                 ---------    ------------
   Call options outstanding 12/31/01...........................  $       0           0
   Call options written........................................  $ 431,212        2793
   Call options closed or expired..............................  $(359,523)      (1186)
   Call options exercised......................................  $ (55,414)      (1532)
                                                                 ---------       -----
   Call options outstanding 06/30/02...........................  $  16,275          75
                                                                 =========       =====

(4) FEDERAL INCOME TAX INFORMATION

   For Federal income tax purposes, the following portfolios have capital loss carryforwards as of December 31, 2001, which are available to offset future realized gains, if any:

                                                                           EXPIRATION AMOUNT BY YEAR
                                        TOTAL LOSS    -------------------------------------------------------------------
   PORTFOLIO                           CARRYFORWARD    2003      2005      2006        2007         2008         2009
   ---------                           ------------   -------   ------   --------   ----------   ----------   -----------
   Equity Portfolio..................  $ 6,500,258    $    --   $   --   $     --   $       --   $       --   $ 6,500,258
   Money Market Portfolio............        3,322         --       --         --          220        3,006            96
   Bond Portfolio....................      947,072     41,235    2,893    230,373       31,297      493,362       147,912
   Omni Portfolio....................    8,416,306         --       --         --           --           --     8,416,306
   International Portfolio...........   27,543,548         --       --         --           --           --    27,543,548
   Small Cap Portfolio...............   24,541,858         --       --         --           --           --    24,541,858
   International Small Company
     Portfolio.......................    4,795,969         --       --         --           --           --     4,795,969
   Aggressive Growth Portfolio.......   13,999,052         --       --         --    2,059,394    1,779,157    10,160,501
   Core Growth Portfolio.............   20,123,383         --       --         --           --           --    20,123,383
   Growth & Income Portfolio.........   20,490,636         --       --         --           --           --    20,490,636
   S&P 500 Index Portfolio...........   18,621,990         --       --         --           --      639,849    17,982,141
   Social Awareness Portfolio........    2,851,527         --       --    436,166    1,811,911           --       603,450
   Blue Chip Portfolio...............      565,072         --       --         --           --       88,688       476,384
   Equity Income Portfolio...........    2,031,596         --       --      5,714       70,595      842,992     1,112,295
   High Income Bond Portfolio........    2,120,992         --       --         --      196,803      390,607     1,533,582
   Capital Growth Portfolio..........   18,113,729         --       --         --           --    2,070,665    16,043,064
   Nasdaq-100 Index Portfolio........       35,446         --       --         --           --       35,446            --

   The Board of Directors does not intend to authorize a distribution of any realized gain for a portfolio until the capital loss carry over has been offset or expires.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2002 were as follows:

                                                                                                                  CAPITAL
                                                  EQUITY           BOND            OMNI        INTERNATIONAL   APPRECIATION
                                               -------------   -------------   -------------   -------------   -------------
      Stocks & Bonds:
        Purchases............................  $ 47,441,046    $ 19,822,454    $ 66,452,949    $ 37,592,360    $ 56,707,534
        Sales................................    45,593,720       3,588,851      71,628,086      45,512,768      38,442,177

                                                               INTERNATIONAL    AGGRESSIVE         CORE          GROWTH &
                                                 DISCOVERY     SMALL COMPANY      GROWTH          GROWTH          INCOME
                                               -------------   -------------   -------------   -------------   -------------
      Stocks & Bonds:
        Purchases............................  $ 67,325,065    $  9,089,445    $  9,003,633    $ 21,821,261    $156,175,776
        Sales................................    70,933,358      11,792,414       8,484,669      21,875,851     159,552,963

                                                  S&P 500         SOCIAL                        HIGH INCOME       EQUITY
                                                   INDEX         AWARENESS       BLUE CHIP         BOND           INCOME
                                               -------------   -------------   -------------   -------------   -------------
      Stocks & Bonds:
        Purchases............................  $ 51,271,348    $  1,323,108    $  3,184,238    $  5,231,115    $  6,164,635
        Sales................................    13,956,551       1,205,687       1,359,769       4,586,386       5,029,694

                                                  CAPITAL       NASDAQ-100
                                                  GROWTH           INDEX          BRISTOL      BRYTON GROWTH
                                               -------------   -------------   -------------   -------------
      Stocks & Bonds:
        Purchases............................  $ 26,734,221    $  5,523,027    $  3,587,386    $  3,206,288
        Sales................................    29,390,677       4,926,737         617,968         208,700

   Cost for Federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                                  CAPITAL
                                                  EQUITY           BOND            OMNI        INTERNATIONAL   APPRECIATION
                                               -------------   -------------   -------------   -------------   -------------
      Gross unrealized:
        Appreciation.........................  $ 52,851,665    $  2,134,782    $  2,841,640    $  4,366,812    $  8,072,963
        Depreciation.........................  (119,089,225)     (1,732,669)    (10,420,032)     (6,241,712)     (9,421,530)
      Net Unrealized:
        Appreciation (depreciation)..........   (66,237,593)        402,117      (7,578,401)     (1,874,899)     (1,348,587)

                                                               INTERNATIONAL    AGGRESSIVE         CORE          GROWTH &
                                                 DISCOVERY     SMALL COMPANY      GROWTH          GROWTH          INCOME
                                               -------------   -------------   -------------   -------------   -------------
      Gross unrealized:
        Appreciation.........................  $  8,425,285    $  2,236,220    $  1,007,772    $  1,159,925    $  4,721,126
        Depreciation.........................   (19,321,801)     (1,050,234)     (2,117,645)     (1,115,305)     (7,366,999)
      Net Unrealized:
        Appreciation (depreciation)..........   (10,896,452)      1,185,986      (1,109,816)         44,620      (2,645,896)

                                                  S&P 500         SOCIAL                          EQUITY        HIGH INCOME
                                                   INDEX         AWARENESS       BLUE CHIP        INCOME           BOND
                                               -------------   -------------   -------------   -------------   -------------
      Gross unrealized:
        Appreciation                           $  8,459,975    $     71,851    $  1,074,999    $    349,264    $    730,805
        Depreciation                            (39,901,326)       (488,727)     (1,735,685)     (1,285,600)     (2,699,855)
      Net Unrealized:
        Appreciation (depreciation)             (31,441,441)       (416,880)       (660,714)       (936,337)     (1,969,034)

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  CAPITAL       NASDAQ-100
                                                  GROWTH           INDEX          BRISTOL      BRYTON GROWTH
                                               -------------   -------------   -------------   -------------
      Gross unrealized:
        Appreciation                           $  3,097,063    $    272,549    $      9,495    $     37,205
        Depreciation                             (5,054,276)     (7,928,236)       (314,722)       (504,548)
      Net Unrealized:
        Appreciation (depreciation)              (1,957,152)     (7,655,694)       (305,231)       (467,344)

(6) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of Ohio National Life Insurance Company ("ONLIC"), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Discovery and Aggressive Growth Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond, Nasdaq-100 Index and Equity Income, 0.75% of each Portfolio's net assets; (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million; (k) for the Bristol Portfolio, 0.80% of the first $100 million of net assets, 0.75% of the next $400 million of net assets, and 0.70% of net assets over $500 million; and (l) for the Bryton Growth Portfolio, 0.85% of the first $100 million of net assets, 0.80% of the next $400 million of net assets, and 0.75% of net assets over $500 million.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the Capital Appreciation, Discovery, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Equity Income, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol and Bryton Growth Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management, Inc. ("FAM"), Janus Capital Corporation ("Janus"), Pilgrim Baxter & Associates, Ltd. ("PBA"), RS Investments LLC ("RSI"), Federated Investment Counseling ("FIC"), Federated Investment Management Corp. ("Federated Global"), Legg Mason Fund Advisers, Inc. ("LM"), and Suffolk Capital Management, LLC ("Suffolk") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) Jennison receives from ONI a fee at an annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million and 0.20% of average daily net asset value in excess of $1 billion of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.55% of the first $150 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Discovery Portfolio; (c) Janus receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (e) RSI receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Capital Growth Portfolio; (f) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio;
   (g) Federated Global receives (I) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; (h) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio; and (I) Suffolk receives from ONI fees at the annual rate of (I) 0.30% of the first $100 million, 0.25% of the next $150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion and 0.125% of the average daily net assets of the Omni Portfolio, (ii) 0.45% of the first $100 million, 0.40% of the next $400 million and 0.35% of the average daily net assets of the Bristol Portfolio, and (iii) 0.50% of the first $100 million, 0.45% of the next $400 million and 0.40% of the average daily net assets in excess of $500 million of the Bryton Growth Portfolio.

   ONI is presently waiving any management fees in excess of 0.25%, 0.85% and 0.35% in the Money Market, International and Nasdaq-100 Index Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, taxes and interest, in excess of 1% of their daily net assets. For the six months ended June 30, 2002 the reimbursement was $1,291 and $1,532 for the Bristol and Bryton Growth Portfolios, respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, US Bancorp Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Fund. Effective February 1, 2001 US Bancorp Fund Services, also replaced American Data Services, Inc. as the Fund's accounting agent for all the portfolios except the International and International Small Company Portfolios. The Fund has incurred conversion costs as a result of these changes. The Fund's custodian agent for those portfolios other than the International and International Small Company Portfolios is US Bank Institutional Trust and Custody, 425 Walnut Street, Cincinnati. Ohio. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank -- Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, US Bank and State Street Bank -- Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

(7) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six-month period ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                        EQUITY                   MONEY MARKET                   BOND
                                               ------------------------    ------------------------    -----------------------
                                               SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                  ENDED         YEAR          ENDED         YEAR          ENDED        YEAR
                                                06/30/02       ENDED        06/30/02       ENDED        06/30/02       ENDED
                                               (UNAUDITED)    12/31/01     (UNAUDITED)    12/31/01     (UNAUDITED)   12/31/01
                                               -----------   ----------    -----------   ----------    -----------   ---------
      Capital shares issued on sales.........   1,013,225     2,654,410    61,097,799    88,257,218     1,908,719    3,131,877
      Capital shares issued on reinvested
        dividends............................      11,932        46,257            --       381,014        88,737      278,384
      Capital shares redeemed................     875,902     1,189,084    61,293,169    79,117,236       486,240      751,136
      Net Increase/Decrease..................     149,255     1,511,583      (195,370)    9,520,996     1,511,216    2,659,125

                                                         OMNI                   INTERNATIONAL           CAPITAL APPRECIATION
                                               ------------------------    ------------------------    -----------------------
                                               SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                  ENDED         YEAR          ENDED         YEAR          ENDED        YEAR
                                                06/30/02       ENDED        06/30/02       ENDED        06/30/02       ENDED
                                               (UNAUDITED)    12/31/01     (UNAUDITED)    12/31/01     (UNAUDITED)   12/31/01
                                               -----------   ----------    -----------   ----------    -----------   ---------
      Capital shares issued on sales.........     142,033       296,592     9,224,605    25,212,508     1,134,584    2,340,827
      Capital shares issued on reinvested
        dividends............................      29,401       150,638            --            --        10,227      668,619
      Capital shares redeemed................     901,955     1,902,950    10,447,491    25,762,913       354,059      617,624
      Net Increase/Decrease..................    (730,521)   (1,455,720)   (1,222,886)     (550,405)      790,752    2,391,822

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2002 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      SMALL CAP              INT'L SMALL COMPANY          AGGRESSIVE GROWTH
                                               ------------------------    ------------------------    -----------------------
                                               SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                  ENDED         YEAR          ENDED         YEAR          ENDED        YEAR
                                                06/30/02       ENDED        06/30/02       ENDED        06/30/02       ENDED
                                               (UNAUDITED)    12/31/01     (UNAUDITED)    12/31/01     (UNAUDITED)   12/31/01
                                               -----------   ----------    -----------   ----------    -----------   ---------
      Capital shares issued on sales.........     260,649       714,866     5,538,115     5,129,034       311,103      682,425
      Capital shares issued on reinvested
        dividends............................          --            --            --            --            --       35,568
      Capital shares redeemed................     421,779     1,125,606     5,348,195     5,419,877       270,192      554,586
      Net Increase/Decrease..................    (161,130)     (410,740)      189,920      (290,843)       40,911      163,407

                                                     CORE GROWTH               GROWTH & INCOME              S&P 500 INDEX
                                               ------------------------    ------------------------    -----------------------
                                               SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                  ENDED         YEAR          ENDED         YEAR          ENDED        YEAR
                                                06/30/02       ENDED        06/30/02       ENDED        06/30/02       ENDED
                                               (UNAUDITED)    12/31/01     (UNAUDITED)    12/31/01     (UNAUDITED)   12/31/01
                                               -----------   ----------    -----------   ----------    -----------   ---------
      Capital shares issued on sales.........     255,125       687,088       251,562       847,142     1,131,708    2,289,444
      Capital shares issued on reinvested
        dividends............................          --        26,747            --       115,729        41,153      328,483
      Capital shares redeemed................     306,991     1,122,190       522,972       868,940     1,284,101    1,819,975
      Net Increase/Decrease..................     (51,866)     (408,355)     (271,410)       93,931      (111,240)     797,952

                                                   SOCIAL AWARENESS               BLUE CHIP                 EQUITY INCOME
                                               ------------------------    ------------------------    -----------------------
                                               SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                  ENDED         YEAR          ENDED         YEAR          ENDED        YEAR
                                                06/30/02       ENDED        06/30/02       ENDED        06/30/02       ENDED
                                               (UNAUDITED)    12/31/01     (UNAUDITED)    12/31/01     (UNAUDITED)   12/31/01
                                               -----------   ----------    -----------   ----------    -----------   ---------
      Capital shares issued on sales.........      46,228        49,588       409,297       542,519       245,336      516,998
      Capital shares issued on reinvested
        dividends............................          --            --         1,905         5,907         3,463       14,598
      Capital shares redeemed................      22,755        62,857       184,083       289,751       110,184      309,137
      Net Increase/Decrease..................      23,473       (13,269)      227,119       258,675       138,615      222,459

                                                     HIGH INCOME                CAPITAL GROWTH            NASDAQ-100 INDEX
                                               ------------------------    ------------------------    -----------------------
                                               SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                  ENDED         YEAR          ENDED         YEAR          ENDED        YEAR
                                                06/30/02       ENDED        06/30/02       ENDED        06/30/02       ENDED
                                               (UNAUDITED)    12/31/01     (UNAUDITED)    12/31/01     (UNAUDITED)   12/31/01
                                               -----------   ----------    -----------   ----------    -----------   ---------
      Capital shares issued on sales.........     805,802     1,140,210     2,311,227     3,635,388     2,155,209    2,344,528
      Capital shares issued on reinvested
        dividends............................      52,691       270,539            --            --            --           --
      Capital shares redeemed................     689,512     1,044,415     2,352,590     3,419,145     2,007,980    1,011,884
      Net Increase/Decrease..................     168,981       366,334       (41,363)      216,243       147,229    1,332,644

                                                  BRISTOL                   BRYTON GROWTH
                                                -----------                 -------------
                                                 05/01/02                     05/01/02
                                                    TO                           TO
                                                 06/30/02                     06/30/02
                                                (UNAUDITED)                  (UNAUDITED)
                                                -----------                 -------------
      Capital shares issued on sales..........     308,197                      335,467
      Capital shares issued on reinvested
        dividends.............................          --                           --
      Capital shares redeemed.................          12                            6
      Net Increase/Decrease...................     308,185                      335,461

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

                    END OF NOTES TO THE FINANCIAL STATEMENTS

INFORMATION ABOUT DIRECTORS (UNAUDITED)

      NAME, ADDRESS, AGE, POSITION(S) HELD
      WITH FUND AND LENGTH OF SERVICE AS AN
      OHIO NATIONAL INVESTMENTS, INC. DIRECTOR  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OTHER DIRECTORSHIPS HELD BY DIRECTORS
      ----------------------------------------  -------------------------------------------    -------------------------------------

      James E. Bushman                          Director, President & CEO, Cast -- Fab         Director, The Midland Company,
      3040 Forrer Street                        Technologies Inc.                              Hilltop Basic Resources, Inc.,
      Cincinnati, Ohio                                                                         Littleford Group, Inc., Portman
      57, Director, Member of Audit                                                            Equipment Co., Rotex, Inc.,
      and Independent Directors                                                                Steinhauser Printing Co., Ante
      Committees since March 2000                                                              Investments, Inc., Carlisle
                                                                                               Construction Co., Inc., EGC
                                                                                               Constructions Co., Inc., Factory
                                                                                               Power Co. and Security Systems
                                                                                               Equipment Corp.

      Joseph A. Campanella                      Retired. Until 2001, was Executive Vice        Director of Ohio Savings Bank;
      7473 Pinehurst Drive                      President, Community Banking Div., Firstar     Trustee of University of Cincinnati
      Cincinnati, Ohio                          Bank, N. A.                                    College of Nursing.
      59, Director, Member of Audit
      and Independent Directors
      Committees

      Ross Love                                 Director, President & CEO, Blue Chip           Trustee, Health Alliance of Greater
      615 Windings Way                          Enterprises LTD.                               Cincinnati; Director, Partnership for
      Cincinnati, Ohio                                                                         a Drug Free America (Chairman of
      56, Director, Member of Audit                                                            African-American Task Force);
      and Independent Directors                                                                Advisory Board, Syracuse University
      Committees since March 1977                                                              School of Management; Director,
                                                                                               Association of National Advertisers.

      John J. Palmer                            Executive Vice President, Strategic
      One Financial Way                         Initiatives, ONLI.
      Cincinnati, Ohio
      63, President & Director since
      July 1997

      George M. Vredeveld                       Professor of Economics, University of          Director of Center for Economic
      University of Cincinnati                  Cincinnati                                     Education; Private Consultant
      P.O. Box 210223 Cincinnati, Ohio                                                         Director of Benchmark Savings Bank
      59, Director, Member of Audit
      and Independent Directors
      Committees since March 1996

   Each Director listed above is also a Manager of Dow(SM) Target Variable Fund LLC and all but Mr. Campanella are Directors of ONE Fund, Inc. They are responsible for all of the portfolios of the respective funds.

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1325 Rev. 8/02


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